       AS FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION ON JULY 9, 2004

                                                              File No. 033-45671
                                                               File No. 811-6557

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM N-1A

                   REGISTRATION STATEMENT UNDER THE SECURITIES
                                   ACT OF 1933                               [ ]
                        POST-EFFECTIVE AMENDMENT NO. 49                      [X]
                                       AND

                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940                           [ ]
                                AMENDMENT NO. 51                             [X]

                                STI CLASSIC FUNDS
--------------------------------------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

                               101 Federal Street
                           Boston, Massachusetts 02110
--------------------------------------------------------------------------------
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (800) 342-5734

                                Patrick Paparelli
                       c/o Trusco Capital Management, Inc.
                                  50 Hurt Plaza
                                Atlanta, GA 30303
-------------------------------------------------------------------------------
                     (Name and Address of Agent for Service)

                                   Copies to:

Richard W. Grant, Esquire                           W. John McGuire, Esquire
Morgan, Lewis & Bockius LLP                         Morgan, Lewis & Bockius LLP
One Oxford Centre                                   1111 Pennsylvania Avenue, NW
Pittsburgh, PA  15219-6401                          Washington, DC  20004

   It is proposed that this filing become effective (check appropriate box):

             [ ] Immediately upon filing pursuant to paragraph (b)
             [ ] On [date] pursuant to paragraph (b)
             [ ] 60 days after filing pursuant to paragraph (a)(1)
             [ ] On [date] pursuant to paragraph (a)(1)
             [x] 75 days after filing pursuant to paragraph (a)(2)
             [ ] On [date] pursuant to paragraph (a) of Rule 485

                                STI CLASSIC FUNDS

                              INSTITUTIONAL SHARES

                                   PROSPECTUS

                               SEPTEMBER __, 2004

                    STI CLASSIC INSTITUTIONAL CORE BOND FUND
                STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND
                       SEIX INSTITUTIONAL HIGH YIELD FUND
                 STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND

                        INVESTMENT ADVISER TO THE FUNDS:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
           SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the Institutional Shares of the STI Classic Institutional Core Bond Fund, STI Classic Institutional Intermediate Bond Fund, Seix Institutional High Yield Fund and STI Classic Institutional Limited Duration Fund (each a "Fund" and together the "Funds") that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. In the section below, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                                        PAGE
STI CLASSIC INSTITUTIONAL CORE BOND FUND...........................................     XXX
STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND...................................     XXX
SEIX INSTITUTIONAL HIGH YIELD FUND.................................................     XXX
STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND....................................     XXX
MORE INFORMATION ABOUT RISK........................................................     XXX
MORE INFORMATION ABOUT FUND INVESTMENTS............................................     XXX
INVESTMENT ADVISER.................................................................     XXX
INVESTMENT TEAM....................................................................     XXX
PURCHASING AND SELLING FUND SHARES.................................................     XXX
DIVIDENDS AND DISTRIBUTIONS........................................................     XXX
TAXES..............................................................................     XXX
FINANCIAL HIGHLIGHTS...............................................................     XXX
HOW TO OBTAIN MORE INFORMATION ABOUT
    THE STI CLASSIC FUNDS..........................................................     Back Cover

CUSIP/TICKER SYMBOLS

FUND NAME                                                 CLASS          INCEPTION*     TICKER       CUSIP
----------------------------------------------------------------------------------------------------------
STI Classic Institutional Core Bond Fund              Institutional          -            -            -
                                                         Shares
STI Classic Institutional Intermediate Bond Fund      Institutional          -            -            -
                                                         Shares
Seix Institutional High Yield Fund                    Institutional          -            -            -
                                                         Shares
STI Classic Institutional Limited Duration Fund       Institutional          -            -            -
                                                         Shares

*        The Funds have not yet commenced operations.

RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely a Fund diversifies its holdings.

STI CLASSIC INSTITUTIONAL CORE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                    Total return that consistently exceeds the
                                   total return of the broad U.S. investment
                                   grade bond market

INVESTMENT FOCUS                   Investment grade debt securities

SHARE PRICE VOLATILITY             Moderate

PRINCIPAL INVESTMENT STRATEGY      Invest in fixed income securities with an
                                   emphasis on corporate and mortgage backed
                                   securities

INVESTOR PROFILE                   Investors who want to receive income from
                                   their investment, as well as an increase in
                                   the value of the investment

INVESTMENT STRATEGY

The STI Classic Institutional Core Bond Fund invests in various types of income producing debt securities including mortgage and asset-backed securities, U.S. government and agency obligations and corporate obligations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in a broad universe of available U.S. dollar-denominated, investment grade fixed income securities. The Adviser may retain securities if the rating of the security falls below investment grade and the Adviser deems retention of the security to be in the best interests of the Fund. The Adviser anticipates that the Fund's modified adjusted duration will generally range from three to six years, similar to that of the Lehman Brothers Aggregate Bond Index, the Fund's comparative benchmark. In selecting investments for the Fund, the Adviser generally selects a greater weighting in obligations of domestic corporations and mortgage-backed securities relative to the Fund's comparative benchmark, and a lower relative weighting in U.S. Treasury and government agency issues. As a result of its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the likelihood that the change in the general level of interest rates will impact the magnitude and timing of any prepayments of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. The uncertainty inherent in assessing prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September __, 2004. Performance prior to September __, 2004 is that of the Seix Core Bond Fund, the Fund's predecessor, which began operations on December 30, 1997.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.*

1998              7.82%
1999             -0.53%
2000             10.40%
2001              6.83%
2002              7.58%
2003              4.82%

*        The performance information shown above is based on a calendar year.
         The Fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER       WORST QUARTER
------------       -------------
    4.25%             -1.28%
 (9/30/01)          (12/31/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers Aggregate Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Fund's Institutional Shares. After-tax returns for other classes will vary.

INSTITUTIONAL SHARES                                         1 YEAR         5 YEARS       SINCE INCEPTION*
----------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                     4.82%          5.76%              6.13%
Fund Returns After Taxes on Distributions                     2.93%          3.53%              3.84%
Fund Returns After Taxes on Distributions and Sale of
Fund Shares                                                   3.21%          3.51%              3.80%
Lehman Brothers Aggregate Bond Index (reflects no
deduction for fees, expenses or taxes)                        4.11%          6.62%              6.99%

* Since inception of the Fund's predecessor on December 30, 1997. Benchmark returns since December 31, 1997 (benchmark returns available only on a month end basis).

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Aggregate Bond Index is a widely-recognized index of U.S. Treasury and agency securities, corporate bond issues, mortgage-backed securities, asset-backed securities and corporate mortgage-backed securities.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                              INSTITUTIONAL SHARES
------------------------------------------------------------------
Investment Advisory Fees                              0.25%
Other Expenses*                                       0.11%
                                                      ----
Total Annual Operating Expenses                       0.36%

* Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR                3 YEARS
-----------------------------
 $37                    $116

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                    Total return that consistently exceeds the
                                   total return of the broad U.S.
                                   dollar-denominated, investment grade market
                                   of intermediate-term government and corporate
                                   bonds

INVESTMENT FOCUS                   Invest in fixed income securities with an
                                   emphasis on corporate and mortgage backed
                                   securities.


SHARE PRICE VOLATILITY             Moderate

PRINCIPAL INVESTMENT STRATEGY      Invest in fixed income securities with an
                                   emphasis on corporate and mortgage-backed
                                   securities.

INVESTOR PROFILE                   Investors who want to receive income from
                                   their investment, as well as an increase in
                                   the value of the investment

INVESTMENT STRATEGY

The STI Classic Institutional Intermediate Bond Fund invests in various types of income producing debt securities including mortgage and asset-backed securities, U.S. government and agency obligations and corporate obligations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in the broad universe of available U.S. dollar-denominated, investment grade intermediate-term fixed income securities. The Adviser may retain securities if the rating of the security falls below investment grade and the Adviser deems retention of the security to be in the best interests of the Fund. The Adviser anticipates that the Fund will maintain an average-weighted maturity of three to ten years and the Fund will be managed with a duration that is close to that of its comparative benchmark, the Lehman Brothers Intermediate Government/Corporate Index, which is generally between three to four years. In selecting investments for the Fund, the Adviser generally selects a greater weighting in obligations of domestic corporations and mortgage-backed securities relative to the Fund's comparative benchmark, and a lower relative weighting in U.S. Treasury and government agency issues. As a result of its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. and the volatility of lower-rated securities is even greater than that of higher-rated securities. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the likelihood that the change in the general level of interest rates will impact the magnitude and timing of any prepayments of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. The uncertainty inherent in assessing prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September __, 2004. Performance prior to September __, 2004 is that of the Seix Intermediate Bond Fund, the Fund's predecessor, which began operations on June 30, 1999.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.*

2000            10.19%
2001             7.03%
2002             7.19%
2003             4.03%

*        The performance information shown above is based on a calendar year.
         The Fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER       WORST QUARTER
--------------------------------
   4.33%              -1.13%
 (9/30/01)          (12/31/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers Intermediate Government/Corporate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Fund's Institutional Shares. After-tax returns for other classes will vary.

INSTITUTIONAL SHARES                                                           1 YEAR      SINCE INCEPTION*
-----------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                                       4.03%            6.56%
Fund Returns After Taxes on Distributions                                       2.74%            4.24%
Fund Returns After Taxes on Distributions and Sale of Fund Shares               2.61%            4.15%
Lehman Brothers Intermediate Government/Corporate Index (reflects no
deduction for fees, expenses or taxes)                                          4.44%            7.57%

*        Since inception of the Fund's predecessor on June 30, 1999.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate Government/Corporate Index is a widely-recognized, market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities having maturities of 10 years or less.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                               INSTITUTIONAL SHARES
-------------------------------------------------------------------
Investment Advisory Fees                              0.25%
Other Expenses*                                       0.15%
                                                      ----
Total Annual Operating Expenses                       0.40%

* Other Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR                3 YEARS
-----------------------------
 $41                    $128

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

SEIX INSTITUTIONAL HIGH YIELD FUND

FUND SUMMARY

INVESTMENT GOAL
   PRIMARY                         High Income
   SECONDARY                       Capital appreciation

INVESTMENT FOCUS                   High yield corporate, government, and other
                                   debt instruments of U.S. and non-U.S.
                                   entities

SHARE PRICE VOLATILITY             High

PRINCIPAL INVESTMENT STRATEGY      Attempts to identify lower rated, higher
                                   yielding bonds offering above average total
                                   return

INVESTOR PROFILE                   Investors who seek above average total return




INVESTMENT STRATEGY

The Seix Institutional High Yield Fund invests in various types of lower rated, higher yielding bonds. Under normal circumstances, at least 80% of the Fund's net assets will be invested in the broad universe of available U.S. dollar-denominated, high yield corporate securities rated as "non-investment grade" by Moody's Investor Services, Inc. ("Moody's") or by Standard & Poor's Rating Services ("S&P") or in unrated securities if, in the Adviser's opinion, they are of comparable quality. Such securities are commonly known as "junk bonds" and offer greater risks than investment grade bonds (i.e., rated BBB- or above by S&P or Baa3 or above by Moody's). Although the Fund seeks to achieve its investment objective primarily through investment in high yield corporate securities, the Fund may invest up to 20% of its net assets in investment grade securities. The Fund will be managed with a duration that is close to the Fund's comparative benchmark, the Merrill Lynch High Yield Index, which is generally between three to six years.

In selecting securities for the Fund, the Adviser employs a research driven process designed to identify value areas within the high yield market. In deciding which securities to buy and sell, the portfolio managers will emphasize securities which are within the segment of the high yield market it has targeted for emphasis, which are "BB" and "B" rated issuers. The Adviser seeks to identify securities which meet the following criteria: (1) industries that have strong fundamentals; (2) companies that have good business prospects and increasing credit strength; and (3) issuers with stable or growing cash flows and effective management.

As a result of its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. and the volatility of lower-rated securities is even greater than that of higher-rated securities. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

High yield securities, which are also known as "junk bonds," involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's credit-worthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September __, 2004. Performance prior to September __, 2004 is that of the Seix High Yield Fund, the Fund's predecessor fund, which began operations on December 29, 2000.

This bar chart shows changes in the performance of the Fund's Institutional Shares from year to year.*

2001             11.33%
2002              6.34%
2003             15.56%

*        The performance information shown above is based on a calendar year.
         The Fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER       WORST QUARTER
--------------------------------
   5.78%               0.10%
 (3/31/01)           (9/30/01)

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the Merrill Lynch High Yield Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Fund's Institutional Shares. After-tax returns for other classes will vary.

INSTITUTIONAL SHARES                                                            1 YEAR      SINCE INCEPTION*
------------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                                       15.56%           10.98%
Fund Returns After Taxes on Distributions                                       13.02%            8.30%
Fund Returns After Taxes on Distributions and Sale of Fund Shares               10.03%            7.72%
Merrill Lynch High Yield Index (reflects no deduction for fees, expenses
or taxes)                                                                       27.23%           10.11%

* Since inception of the Fund's predecessor on December 29, 2000. Benchmark returns since December 31, 2000 (benchmark returns available only on a month end basis).

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch High Yield Index is a widely-recognized index of U.S. high yield corporate bond issues having maturities of at least one year.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                              INSTITUTIONAL SHARES
                                              --------------------
Investment Advisory Fees                              0.50%
Other Expenses*                                       0.07%
                                                      ----
Total Annual Operating Expenses**                     0.57%

* Other Expenses are based on estimated amounts for the current fiscal year.

** The Fund's net total annual operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Distributor intend to waive a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and the Distributor may discontinue all or part of these fee waivers at any time. With these fee waivers, the Fund's estimated net total operating expenses are expected to be as follows:

Seix Institutional High Yield Bond Fund -- Institutional Shares            0.53%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR                        3 YEARS
-------------------------------------
  $58                          $183

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND

FUND SUMMARY

INVESTMENT GOAL                    Current income, while preserving liquidity
                                   and principal

INVESTMENT FOCUS                   Short-term U.S. dollar-denominated,
                                   investment grade fixed income securities

SHARE PRICE VOLATILITY             Low

PRINCIPAL INVESTMENT STRATEGY      Attempts to identify U.S. dollar-denominated,
                                   investment grade fixed income securities that
                                   offer high current income while preserving
                                   liquidity and principal

INVESTOR PROFILE                   Investors who want to receive income from
                                   their investment

INVESTMENT STRATEGY

The STI Classic Institutional Limited Duration Fund invests in U.S. dollar-denominated, investment grade fixed income securities, including corporate, mortgage and asset-backed securities of U.S. and foreign governments, banks and companies, rated A- or A3 or better by a nationally recognized statistical rating organization, or in the judgement of the Adviser, to be of comparable credit quality standards. The Fund will maintain an average credit quality of AA or Aa and all securities held in the Fund will have interest rate durations of 180 days or less. For floating rate notes, the modified duration will be based on the next interest rate reset date. In deciding which securities to buy and sell, the investment adviser emphasizes securities that are within the targeted segment of the U.S. dollar-denominated, fixed income securities markets and will generally focus on investments that have good business prospects, credit strength, stable cash flows and effective management. The Adviser may retain securities if the rating of the security falls below investment grade and the Adviser deems retention of the security to be in the best interests of the Fund. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to better effect its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. and the volatility of lower-rated securities is even greater than that of higher-rated securities. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the likelihood that the change in the general level of interest rates will impact the magnitude and timing of any prepayments of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. The uncertainty inherent in assessing prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September __, 2004. Performance prior to September __, 2004 is that of the Seix Limited Duration Fund, the Fund's predecessor, which began operations on October 25, 2002.

This bar chart shows changes in the performance of the Fund's Institutional Shares for the last year.*

                    2003                   0.97%

*        The performance information shown above is based on a calendar year.
         The Fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER           WORST QUARTER
------------           -------------
  0.37%                    0.17%
(6/30/03)                (3/31/03)

This table compares the Fund's average annual total returns for the periods ended December 31, 2003, to those of the 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the Fund's Institutional Shares. After-tax returns for other classes will vary.

INSTITUTIONAL SHARES                                                           1 YEAR      SINCE INCEPTION*
-----------------------------------------------------------------------------------------------------------
Fund Returns Before Taxes                                                       0.97%            0.93%
Fund Returns After Taxes on Distributions                                       0.59%            0.54%
Fund Returns After Taxes on Distributions and Sale of Fund Shares               0.63%            0.56%
3-Month Treasury Bill Index (reflects no deduction for fees, expenses or
taxes)                                                                          1.15%            1.23%

* Since inception of the Fund's predecessor on October 25, 2002. Benchmark returns since October 31, 2002 (benchmark returns available only on a month end basis).

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The 3-Month Treasury Bill Index is a widely-recognized index based on the 3 month U.S. Treasury bills.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                              INSTITUTIONAL SHARES
------------------------------------------------------------------
Investment Advisory Fees                              0.10%
Other Expenses*                                       0.10%
                                                      ----
Total Annual Operating Expenses                       0.20%

* Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR                        3 YEARS
-------------------------------------
 $20                           $64

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

MORE INFORMATION ABOUT RISK

DERIVATIVES RISK -- Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

-    There may not be a liquid secondary market for derivatives.

-    Trading restrictions or limitations may be imposed by an exchange.

-    Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EXCHANGE TRADED FUND RISK -- The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK -- The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITIES RISK -- Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Funds may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, each Fund may shorten its average weighted maturity to as little as 90 days. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER

Trusco Capital Management, Inc. ("Trusco" or the "Adviser"), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the Funds. As of June 30, 2004, Trusco had $51.9 billion in assets under management. For its advisory services to the Funds, the Adviser is entitled to receive the following fees as a percentage of each Fund's daily net assets:

STI Classic Institutional Core Bond Fund                          0.25%
STI Classic Institutional Intermediate Bond Fund                  0.25%
Seix Institutional High Yield Fund                                0.50%
STI Classic Institutional Limited Duration Fund                   0.10%

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940, that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at: 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

INVESTMENT TEAM

The Funds are managed by a team of investment professionals. No one person is primarily responsible for making investment recommendations. The members of the investment team currently include:

Mr. Joseph Calabrese, CFA, has served as Managing Director since joining Trusco in May 2004 when the investment adviser to the predecessor Fund, Seix Investment Advisors, Inc. ("Seix"), was acquired by Trusco. He has managed the STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND since inception, after serving as a portfolio manager for the Fund's predecessor fund, the Seix Limited Duration Fund. Prior to joining Trusco, Mr. Calabrese served as Senior Portfolio Manager of Seix from May 1997 to May 2004. He has more than 17 years of investment experience.

Mr. George Goudelias has served as Managing Director since joining Trusco in May 2004 when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the SEIX INSTITUTIONAL HIGH YIELD FUND since inception. Prior to joining Trusco, Mr. Goudelias served as Director of High Yield Research of Seix from February 2001 to May 2004. Prior to joining Seix, Mr. Goudelias was employed at JP Morgan Securities, Inc. as a Senior High Yield Research Analyst from July 1998 to February 2001. He has more than 18 years of investment experience.

Mr. Michael McEachern, CFA has served as Managing Director since joining Trusco in May 2004, when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the SEIX INSTITUTIONAL HIGH YIELD FUND since inception, after serving as the portfolio manager for the Fund's predecessor fund, the Seix High Yield Fund. Prior to joining Trusco, Mr. McEachern served as Senior Portfolio Manager of Seix from June 1997 to May 2004. He has more than 19 years of investment experience.

Mr. John Talty, CFA has served as Executive Vice President since joining Trusco in May 2004 when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the STI CLASSIC INSTITUTIONAL CORE BOND FUND, STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND and STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND since inception, after serving as an investment manager for each Fund's predecessor Fund, the Seix Core Bond Fund, Seix Intermediate Bond Fund and Seix Limited Duration Fund, respectively. Prior to joining Trusco, Mr. Talty served as President & Senior Portfolio Manager of Seix from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004 when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the STI CLASSIC INSTITUTIONAL CORE BOND FUND and STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND since inception, after serving as a portfolio manager for the predecessor funds, the Seix Core Bond Fund and Seix Intermediate Bond Fund, respectively. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group from February 1996 to July 1999. He has more than 18 years of investment experience.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") Institutional Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer Institutional Shares primarily to various institutional investors, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. Shares are sold without a sales charge, although institutions may charge their customers for services provided in connection with the purchase of shares. Institutional Shares will be held of record by (in the name of) your institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your Institutional Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interest of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV for each Fund, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO YOUR INSTITUTION, INCLUDING SUBSIDIARIES OF SUNTRUST AND ITS AFFILIATES, AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS YOUR INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser determines in good faith that the market price is unreliable during certain market conditions or for other reasons, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM PURCHASES

To purchase Institutional Shares of any Fund for the first time, you must invest at least $1,000,000. A Fund may accept investments of smaller amounts at its discretion.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds (e.g., 96 hours), which may change from time to time. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting the Funds. If you are a customer of SunTrust or another institution, you must contact that institution directly for information about how to sell your shares including any specific cut-off times required.

Holders of Institutional Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the next NAV determined after the Funds receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after a Fund receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase Institutional Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

From its own assets, the Adviser, the Distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the Distributor. In addition, the Adviser, the Distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates and will not qualify for the reduced tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum rate of 15% on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

Except for those certain Funds that expect to distribute federally tax-exempt income (described above), the Funds expect to distribute primarily ordinary income dividends taxable at the maximum rate of 35%.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance. Because the Funds do not have any financial history, the table reflects the Funds' predecessors' Class I operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Deloitte & Touche LLP. The Reports of Independent Auditors for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2003 Annual Report is available upon request and without charge by calling 1-800-247-0473. The 2003 Annual Report is incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
For the Periods Ended October 31,

                                  NET REALIZED
                                       AND          TOTAL                    DISTRIBUTIONS
          NET ASSET                UNREALIZED     INCREASE   DISTRIBUTIONS     FROM NET                    NET ASSET
           VALUE,        NET       GAIN (LOSS)      FROM        FROM NET       REALIZED                      VALUE,
          BEGINNING  INVESTMENT        ON        INVESTMENT    INVESTMENT      GAINS ON         TOTAL        END OF    TOTAL
          OF YEAR      INCOME      INVESTMENTS   OPERATIONS      INCOME      INVESTMENTS    DISTRIBUTIONS     YEAR    RETURN+
---------------------------------------------------------------------------------------------------------------------------------
STI Classic Institutional Core Bond Fund(1)
2003       $10.00       $0.30        $ 0.35         $0.65        $(0.34)             -          $(0.34)      $10.31     6.58%
2002        10.34        0.42         (0.29)         0.13         (0.42)        $(0.05)          (0.47)       10.00     1.38
2001         9.66        0.59          0.70          1.29         (0.61)             -           (0.61)       10.34    13.82
2000         9.67        0.63         (0.02)         0.61         (0.62)             -           (0.62)        9.66     6.63
1999        10.26        0.56         (0.48)         0.08         (0.56)         (0.11)          (0.67)        9.67     0.80
STI Classic Institutional Intermediate Bond Fund(1)
2003       $10.12       $0.37        $ 0.15         $0.52        $(0.41)             -          $(0.41)      $10.23     5.16%
2002        10.63        0.47         (0.23)         0.24         (0.50)        $(0.25)          (0.75)       10.12     2.47
2001         9.96        0.57          0.68          1.25         (0.58)             -           (0.58)       10.63    12.87
2000         9.92        0.64          0.04          0.68         (0.64)             -           (0.64)        9.96     7.08
1999(2)     10.00        0.20         (0.09)         0.11         (0.19)             -           (0.19)        9.92     1.13*
Seix Institutional High Yield Fund(1)
2003       $10.17       $0.68        $ 0.92         $1.60        $(0.68)             -          $(0.68)      $11.09    16.10%
2002        10.40        0.63         (0.20)         0.43         (0.63)        $(0.03)          (0.66)       10.17     4.21
2001(3)     10.00        0.64          0.36          1.00         (0.60)             -           (0.60)       10.40    10.14*
STI Classic Institutional Limited Duration Fund(1)
2003       $10.00       $0.11        $(0.02)        $0.09        $(0.11)           N/A          $(0.11)      $ 9.98     0.92%
2002(4)     10.00        0.00(5)          -          0.00         (0.00)(5)        N/A           (0.00)       10.00     0.00(6)

                                       RATIO OF
                                     EXPENSES TO
                                     AVERAGE NET
                                        ASSETS        RATIO OF
                         RATIO OF   (BEFORE EXPENSE     NET
                           NET        WAIVERS AND    INVESTMENT
           NET ASSETS,   EXPENSES    REIMBURSEMENT    INCOME TO  PORTFOLIO
             END OF     TO AVERAGE     OF OTHER        AVERAGE    TURNOVER
           YEAR (000)   NET ASSETS     EXPENSES)     NET ASSETS     RATE
--------------------------------------------------------------------------
STI Classic Institutional Core Bond Fund(1)
2003       $   33,662      0.45%         0.51%          3.10%       463%
2002           80,727      0.45          0.70           4.08        502
2001           52,034      0.45          0.70           5.85        492
2000           58,099      0.45          0.63           6.57        522
1999           56,285      0.45          0.71           5.78        562
STI Classic Institutional Intermediate Bond Fund(1)
2003       $   28,689      0.45%         0.56%          3.42%       277%
2002           40,284      0.45          0.73           4.63        237
2001           26,192      0.45          0.76           5.50        431
2000           11,207      0.45          0.88           6.44        342
1999(2)        10,926      0.45**        1.81**         5.93**      117*
Seix Institutional High Yield Fund(1)
2003       $1,057,993      0.55%         0.67%          6.67%       108%
2002           82,017      0.55          1.07           6.80         97
2001(3)         4,641      0.55**        3.98**         7.33**      466*
STI Classic Institutional Limited Duration Fund(1)
2003       $  146,513      0.20%         0.26%          1.10%       244%
2002(4)        12,298      0.00(6)       0.00(6)        0.00(6)       0(6)

+ Total return would have been lower had certain expenses not been waived or reimbursed.

*    Not Annualized.

**   Annualized.

(1) On September __, 2004, the Seix Funds' Core Bond Fund, Intermediate Bond Fund, High Yield Fund, and Limited Duration Fund exchanged all of their assets and certain liabilities for shares of the STI Classic Funds' STI Classic Institutional Core Bond Fund, STI Classic Institutional Intermediate Bond Fund, Seix Institutional High Yield Fund, and STI Classic Institutional Limited Duration Fund, respectively. The Seix Funds' Core Bond Fund, Intermediate Bond Fund, High Yield Fund, and Limited Duration Fund are the accounting survivors in this transaction, and as a result, their basis of accounting for assets and liabilities and their operating results have been carried forward in these financial highlights.

(2)  The Fund commenced operations on June 30, 1999.

(3)  The Fund commenced operations on December 29, 2000.

(4)  The Fund commenced operations on October 25, 2002.

(5) Net investment income and distributions from net investment income were less than $0.01 per share.

(6)  Amounts are not meaningful due to the short period of operations.

Amounts designated as " - " are either $0 or have been rounded to $0.

                      HOW TO OBTAIN MORE INFORMATION ABOUT
                              THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated September __, 2004, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                            [Insert Market Code]

                                STI CLASSIC FUNDS

                                    A SHARES
                                    L SHARES

                                   PROSPECTUS

                               SEPTEMBER __, 2004

                    STI CLASSIC INSTITUTIONAL CORE BOND FUND
                STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND
                       SEIX INSTITUTIONAL HIGH YIELD FUND
                 STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND

                        INVESTMENT ADVISER TO THE FUNDS:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

  THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE
           SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                              ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the A Shares and L Shares of the STI Classic Institutional Core Bond Fund, STI Classic Institutional Intermediate Bond Fund, Seix Institutional High Yield Fund and STI Classic Institutional Limited Duration Fund (each a "Fund" and together the "Funds") that you should know before investing. Please read this prospectus and keep it for future reference.

A Shares and L Shares have different expenses and other characteristics, allowing you to choose the class that best suits your needs. You should consider the amount you want to invest, how long you plan to have it invested, and whether you plan to make additional investments.

A SHARES

-     Front-end sales charge

-     12b-1 fees

-     $2,000 minimum initial investment

L SHARES

-     Contingent deferred sales charge

-     Higher 12b-1 fees

- $5,000 minimum initial investment ($50,000 for the STI Classic Institutional Limited Duration Fund)

This prospectus has been arranged into different sections so that you can easily review this important information. On the next page, there is some general information you should know about risk and return that is common to the Funds. For more detailed information about each Fund, please see:

                                                                  PAGE
STI CLASSIC INSTITUTIONAL CORE BOND FUND.....................      XXX
STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND.............      XXX
SEIX INSTITUTIONAL HIGH YIELD FUND...........................      XXX
STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND..............      XXX
MORE INFORMATION ABOUT RISK..................................      XXX
MORE INFORMATION ABOUT FUND INVESTMENTS......................      XXX
INVESTMENT ADVISER...........................................      XXX
INVESTMENT TEAM..............................................      XXX
PURCHASING, SELLING AND EXCHANGING FUND SHARES...............      XXX
DIVIDENDS AND DISTRIBUTIONS..................................      XXX
TAXES........................................................      XXX
FINANCIAL HIGHLIGHTS.........................................      XXX
HOW TO OBTAIN MORE INFORMATION ABOUT THE
    STI CLASSIC FUNDS........................................      Back Cover

[INSERT ICONS HERE]

CUSIP/TICKER SYMBOLS

               FUND NAME                                    CLASS     INCEPTION*    TICKER  CUSIP
               ---------                                  ---------   ----------    ------  -----
STI Classic Institutional Core Bond Fund                  A Shares        -            -      -
STI Classic Institutional Core Bond Fund                  L Shares        -            -      -
STI Classic Institutional Intermediate Bond Fund          A Shares        -            -      -
STI Classic Institutional Intermediate Bond Fund          L Shares        -            -      -
Seix Institutional High Yield Fund                        A Shares        -            -      -
Seix Institutional High Yield Fund                        L Shares        -            -      -
STI Classic Institutional Limited Duration Fund           L Shares        -            -      -

*        The Funds have not yet commenced operations.

RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser is responsible for investing Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in a Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which they trade. The effect on a Fund of a change in the value of a single security will depend on how widely the Fund diversifies its holdings.

STI CLASSIC INSTITUTIONAL CORE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                Total return that consistently exceeds the total
                               return of the broad U.S. investment grade bond market

INVESTMENT FOCUS               Investment grade debt securities

SHARE PRICE VOLATILITY         Moderate

PRINCIPAL INVESTMENT STRATEGY  Invest in fixed income securities with an emphasis on corporate and mortgage backed securities

INVESTOR PROFILE               Investors who want to receive income from their
                               investment, as well as an increase in the value of the investment

INVESTMENT STRATEGY

The STI Classic Institutional Core Bond Fund invests in various types of income producing debt securities including mortgage and asset-backed securities, U.S. government and agency obligations and corporate obligations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in a broad universe of available U.S. dollar-denominated, investment grade fixed income securities. The Adviser may retain securities if the rating of the security falls below investment grade and the Adviser deems retention of the security to be in the best interests of the Fund. The Adviser anticipates that the Fund's modified adjusted duration will generally range from three to six years, similar to that of the Lehman Brothers Aggregate Bond Index, the Fund's comparative benchmark. In selecting investments for the Fund, the Adviser generally selects a greater weighting in obligations of domestic corporations and mortgage-backed securities relative to the Fund's comparative benchmark, and a lower relative weighting in U.S. Treasury and government agency issues. As a result of its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the likelihood that the change in the general level of interest rates will impact the magnitude and timing of any prepayments of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. The uncertainty inherent in assessing prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September __, 2004. Performance prior to September __, 2004 is that of the Class I Shares of the Seix Core Bond Fund, the Fund's predecessor, which began operations on December 30, 1997, and has not been adjusted to reflect A Share expenses. If it had been performance would have been lower.

This bar chart shows changes in the performance of the predecessor fund's Class I Shares from year to year.* Since A Shares are invested in the same portfolio of securities, returns for the A Shares will be substantially similar to those of the Class I Shares shown here and differ only to the extent that A Share expenses are higher. Therefore, A Share performance would be lower than that of the Class I Shares.

1998       7.82%
1999      -0.53%
2000      10.40%
2001       6.83%
2002       7.58%
2003       4.82%

* The performance information shown above is based on a calendar year. The predecessor fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER       WORST QUARTER
------------       -------------
   4.25%              -1.28%
 (9/30/01)          (12/31/01)

This table compares the predecessor fund's Class I Shares average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers Aggregate Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the predecessor fund's Class I Shares. After-tax returns for other classes will vary.

                  CLASS I SHARES                             1 YEAR        5 YEARS       SINCE INCEPTION*
                  --------------                             ------        -------       ----------------
Fund Returns Before Taxes                                     4.82%          5.76%              6.13%
Fund Returns After Taxes on Distributions                     2.93%          3.53%              3.84%
Fund Returns After Taxes on Distributions and Sale of
Fund Shares                                                   3.21%          3.51%              3.80%
Lehman Brothers Aggregate Bond Index (reflects no             4.11%          6.62%              6.99%
deduction for fees, expenses or taxes)

* Since inception of the Fund's predecessor on December 30, 1997. Benchmark returns since December 31, 1997 (benchmark returns available only on a month end basis).

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Aggregate Bond Index is a widely-recognized index of U.S. Treasury and agency securities, corporate bond issues, mortgage-backed securities, asset-backed securities and corporate mortgage-backed securities.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                    A SHARES      L SHARES
                                                                                    --------      --------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)*        3.75%          None
Maximum Deferred Sales Charge (as a percentage of net asset value)**                  None           2.00%

* This sales charge varies depending on how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without a front-end sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."

**    This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                    A SHARES     L SHARES
                                                    --------     --------
Investment Advisory Fees                              0.25%        0.25%
Distribution and Service (12b-1) Fees                 0.25%        1.00%
Other Expenses*                                       0.11%        0.11%
                                                      ----         ----
Total Annual Operating Expenses**                     0.61%        1.36%

*     Other Expenses are based on estimated amounts for the current fiscal year.

** The Fund's net total annual operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Distributor intend to waive a portion of the fees in order to keep L Share total operating expenses at a specified level. The Adviser and the Distributor may discontinue all or part of these fee waivers at any time. With these fee waivers, the Fund's estimated net total operating expenses are expected to be as follows:

STI Classic Institutional Core Bond Fund - L Shares                   1.10%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR               3 YEARS
                       ------               -------
A Shares                $435                 $563
L Shares                $338                 $431

If you do not sell your shares at the end of the period:

                       1 YEAR               3 YEARS
                       ------               -------
A Shares                $435                 $563
L Shares                $138                 $431

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                Total return that consistently exceeds the total
                               return of the broad U.S. dollar-denominated, investment grade market of intermediate-term government and corporate bonds

INVESTMENT FOCUS               Intermediate-term U.S. dollar-denominated,
                               investment grade debt securities

SHARE PRICE VOLATILITY         Moderate

PRINCIPAL INVESTMENT STRATEGY  Invest in fixed income securities with an emphasis on corporate and mortgage-backed securities.

INVESTOR PROFILE               Investors who want to receive income from their
                               investment, as well as an increase in the value of the investment

INVESTMENT STRATEGY

The STI Classic Institutional Intermediate Bond Fund invests in various types of income producing debt securities including mortgage and asset-backed securities, U.S. government and agency obligations and corporate obligations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in the broad universe of available U.S. dollar-denominated, investment grade intermediate-term fixed income securities. The Adviser may retain securities if the rating of the security falls below investment grade and the Adviser deems retention of the security to be in the best interests of the Fund. The Adviser anticipates that the Fund will maintain an average-weighted maturity of three to ten years and the Fund will be managed with a duration that is close to that of its comparative benchmark, the Lehman Brothers Intermediate Government/Corporate Index, which is generally between three to four years. In selecting investments for the Fund, the Adviser generally selects a greater weighting in obligations of domestic corporations and mortgage-backed securities relative to the Fund's comparative benchmark, and a lower relative weighting in U.S. Treasury and government agency issues. As a result of its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. and the volatility of lower-rated securities is even greater than that of higher-rated securities. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the likelihood that the change in the general level of interest rates will impact the magnitude and timing of any prepayments of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. The uncertainty inherent in assessing prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September __, 2004. Performance prior to September __, 2004 is that of the Class I Shares of the Seix Intermediate Bond Fund, the Fund's predecessor, which began operations on June 30, 1999, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of the predecessor fund's Class I Shares from year to year.* Since A Shares are invested in the same portfolio of securities, returns for the A Shares will be substantially similar to those of the Class I Shares shown here and differ only to the extent that A Share expenses are higher. Therefore, A Share performance would be lower than that of the Class I Shares.

2000      10.19%
2001       7.03%
2002       7.19%
2003       4.03%

* The performance information shown above is based on a calendar year. The predecessor fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER       WORST QUARTER
------------       -------------
   4.33%              -1.13%
 (9/30/01)          (12/31/01)

This table compares the predecessor fund's Class I Shares average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers Intermediate Government/Corporate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the predecessor fund's Class I Shares. After-tax returns for other classes will vary.

                        CLASS I SHARES                                         1 YEAR    SINCE INCEPTION*
                        --------------                                         ------    ----------------
Fund Returns Before Taxes                                                       4.03%         6.56%
Fund Returns After Taxes on Distributions                                       2.74%         4.24%
Fund Returns After Taxes on Distributions and Sale of Fund Shares               2.61%         4.15%
Lehman Brothers Intermediate Government/Corporate Index (reflects no            4.44%         7.57%
deduction for fees, expenses or taxes)

*     Since inception of the Fund's predecessor on June 30, 1999.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate Government/Corporate Index is a widely-recognized, market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities having maturities of 10 years or less.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                    A SHARES      L SHARES
                                                                                    --------      --------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)*        3.75%         None
Maximum Deferred Sales Charge (as a percentage of net asset value)**                  None          2.00%

* This sales charge varies depending on how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without a front-end sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."

**    This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                    A SHARES                  L SHARES
                                                    --------                  --------
Investment Advisory Fees                              0.25%                     0.25%
Distribution and Service (12b-1) Fees                 0.25%                     1.00%
Other Expenses*                                       0.15%                     0.15%
                                                      ----                      ----
Total Annual Operating Expenses**                     0.65%                     1.40%

*     Other Expenses are based on estimated amounts for the current fiscal year.

** The Fund's net total annual operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Distributor intend to waive a portion of the fees in order to keep L Share total operating expenses at a specified level. The Adviser and the Distributor may discontinue all or part of these fee waivers at any time. With these fee waivers, the Fund's estimated net total operating expenses are expected to be as follows:

STI Classic Institutional Intermediate Bond Fund - L Shares                1.00%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR               3 YEARS
                       ------               -------
A Shares                $439                 $575
L Shares                $343                 $443

If you do not sell your shares at the end of the period:

                       1 YEAR               3 YEARS
                       ------               -------
A Shares                $439                 $575
L Shares                $143                 $443

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

SEIX INSTITUTIONAL HIGH YIELD FUND

FUND SUMMARY

INVESTMENT GOAL
   PRIMARY                     High Income
   SECONDARY                   Capital appreciation

INVESTMENT FOCUS               High yield corporate, government, and other debt
                               instruments of U.S. and non-U.S. entities

SHARE PRICE VOLATILITY         High

PRINCIPAL INVESTMENT STRATEGY  Attempts to identify lower rated, higher yielding bonds offering above average total return

INVESTOR PROFILE               Investors who seek above average total return

INVESTMENT STRATEGY

The Seix Institutional High Yield Fund invests in various types of lower rated, higher yielding bonds. Under normal circumstances, at least 80% of the Fund's net assets will be invested in the broad universe of available U.S. dollar-denominated, high yield corporate securities rated as "non-investment grade" by Moody's Investor Services, Inc. ("Moody's") or by Standard & Poor's Rating Services ("S&P") or in unrated securities if, in the Adviser's opinion, they are of comparable quality. Such securities are commonly known as "junk bonds" and offer greater risks than investment grade bonds (i.e., rated BBB- or above by S&P or Baa3 or above by Moody's). Although the Fund seeks to achieve its investment objective primarily through investment in high yield corporate securities, the Fund may invest up to 20% of its net assets in investment grade securities. The Fund will be managed with a duration that is close to the Fund's comparative benchmark, the Merrill Lynch High Yield Index, which is generally between three to six years.

In selecting securities for the Fund, the Adviser employs a research driven process designed to identify value areas within the high yield market. In deciding which securities to buy and sell, the portfolio managers will emphasize securities which are within the segment of the high yield market it has targeted for emphasis, which are "BB" and "B" rated issuers. The Adviser seeks to identify securities which meet the following criteria: (1) industries that have strong fundamentals; (2) companies that have good business prospects and increasing credit strength; and (3) issuers with stable or growing cash flows and effective management.

As a result of its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. and the volatility of lower-rated securities is even greater than that of higher-rated securities. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

High yield securities, which are also known as "junk bonds," involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's credit-worthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September __, 2004. Performance prior to September __, 2004 is that of the Class I Shares of the Seix High Yield Fund, the Fund's predecessor, which began operations on December 29, 2000, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of the predecessor fund's Class I Shares from year to year.* Since A Shares are invested in the same portfolio of securities, returns for the A Shares will be substantially similar to those of the Class I Shares shown here and differ only to the extent that A Share expenses are higher. Therefore, A Share performance would be lower than that of the Class I Shares.

2001      11.33%
2002       6.34%
2003      15.56%

* The performance information shown above is based on a calendar year. The predecessor fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER       WORST QUARTER
------------       -------------
   5.78%               0.10%
 (3/31/01)           (9/30/01)

This table compares the predecessor fund's Class I Shares average annual total returns for the periods ended December 31, 2003, to those of the Merrill Lynch High Yield Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the predecessor fund's Class I Shares. After-tax returns for other classes will vary.

                       CLASS I SHARES                                          1 YEAR      SINCE INCEPTION*
                       --------------                                          ------      ----------------
Fund Returns Before Taxes                                                       15.56%           10.98%
Fund Returns After Taxes on Distributions                                       13.02%            8.30%
Fund Returns After Taxes on Distributions and Sale of Fund Shares               10.03%            7.72%
Merrill Lynch High Yield Index (reflects no deduction for fees, expenses
or taxes)                                                                       27.23%           10.11%

* Since inception of the Fund's predecessor on December 29, 2000. Benchmark returns since December 31, 2000 (benchmark returns available only on a month end basis).

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch High Yield Index is a widely-recognized index of U.S. high yield corporate bond issues having maturities of at least one year.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                    A SHARES      L SHARES
                                                                                    --------      --------
Maximum Sales Charge Imposed on Purchases (as a percentage of offering price)*        3.75%          None
Maximum Deferred Sales Charge (as a percentage of net asset value)**                  None           2.00%

* This sales charge varies depending on how much you invest. You may buy A Shares in amounts of $1,000,000 or more at net asset value (without a front-end sales charge), but if you redeem those shares within one year of your purchase, you will pay a deferred sales charge of 1.00%. See "Sales Charges."

**    This sales charge is imposed if you sell L Shares within one year of your purchase. See "Sales Charges."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                    A SHARES                  L SHARES
                                                    --------                  --------
Investment Advisory Fees                              0.50%                     0.50%
Distribution and Service (12b-1) Fees                 0.25%                     1.00%
Other Expenses*                                       0.07%                     0.07%
                                                      ----                      ----
Total Annual Operating Expenses**                     0.82%                     1.57%

*     Other Expenses are based on estimated amounts for the current fiscal year.

**    The Fund's net total annual operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser and the Distributor intend to waive a portion of the fees in order to keep total operating expenses at a specified level. The Adviser and the Distributor may discontinue all or part of these fee waivers at any time. With these fee waivers, the Fund's estimated net total operating expenses are expected to be as follows:

Seix Institutional High Yield Fund -- A Shares                         0.78%
Seix Institutional High Yield Fund - L Shares                          1.18%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

If you sell your shares at the end of the period:

                       1 YEAR               3 YEARS
                       ------               -------
A Shares                $456                 $627
L Shares                $360                 $496

If you do not sell your shares at the end of the period:

                             1 YEAR               3 YEARS
                             ------               -------
      A Shares                $456                 $627
      L Shares                $160                 $496

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND

FUND SUMMARY

INVESTMENT GOAL                Current income, while preserving liquidity and
                               principal

INVESTMENT FOCUS               Short-term U.S. dollar-denominated, investment
                               grade fixed income securities

SHARE PRICE VOLATILITY         Low

PRINCIPAL INVESTMENT STRATEGY  Attempts to identify U.S. dollar-denominated, investment grade fixed income securities that offer high current income while preserving liquidity and principal

INVESTOR PROFILE               Investors who want to receive income from their
                               investment

INVESTMENT STRATEGY

The STI Classic Institutional Limited Duration Fund invests in U.S. dollar-denominated, investment grade fixed income securities, including corporate, mortgage and asset-backed securities of U.S. and foreign governments, banks and companies, rated A- or A3 or better by a nationally recognized statistical rating organization, or in the judgement of the Adviser, to be of comparable credit quality standards. The Fund will maintain an average credit quality of AA or Aa and all securities held in the Fund will have interest rate durations of 180 days or less. For floating rate notes, the modified duration will be based on the next interest rate reset date. In deciding which securities to buy and sell, the investment adviser emphasizes securities that are within the targeted segment of the U.S. dollar-denominated, fixed income securities markets and will generally focus on investments that have good business prospects, credit strength, stable cash flows and effective management. The Adviser may retain securities if the rating of the security falls below investment grade and the Adviser deems retention of the security to be in the best interests of the Fund. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to better effect its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. and the volatility of lower-rated securities is even greater than that of higher-rated securities. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the likelihood that the change in the general level of interest rates will impact the magnitude and timing of any prepayments of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. The uncertainty inherent in assessing prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September __, 2004. Performance prior to September __, 2004 is that of the Class I Shares of the Seix Limited Duration Fund, the Fund's predecessor, which began operations on June 30, 1999, and has not been adjusted to reflect L Share expenses. If it had been, performance would have been lower.

This bar chart shows changes in the performance of the predecessor fund's Class I Shares for the last year* Since L Shares are invested in the same portfolio of securities, returns for the L Shares will be substantially similar to those of the Class I Shares shown here and differ only to the extent that L Share expenses are higher. Therefore, L Share performance would be lower than that of the Class I Shares.

2003             0.97%

* The performance information shown above is based on a calendar year. The predecessor fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER           WORST QUARTER
------------           -------------
   0.37%                   0.17%
 (6/30/03)               (3/31/03)

This table compares the predecessor fund's Class I Shares average annual total returns for the periods ended December 31, 2003, to those of the 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the predecessor fund's Class I Shares. After-tax returns for other classes will vary.

                          CLASS I SHARES                                       1 YEAR      SINCE INCEPTION*
                          --------------                                       ------      ----------------
Fund Returns Before Taxes                                                       0.97%            0.93%
Fund Returns After Taxes on Distributions                                       0.59%            0.54%
Fund Returns After Taxes on Distributions and Sale of Fund Shares               0.63%            0.56%
3-Month Treasury Bill Index (reflects no deduction for fees, expenses or
taxes)                                                                          1.15%            1.23%

* Since inception of the Fund's predecessor on October 25, 2002. Benchmark returns since October 31, 2002 (benchmark returns available only on a month end basis).

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The 3-Month Treasury Bill Index is a widely-recognized index based on the 3 month U.S. Treasury bills.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

                                                                                     L SHARES
                                                                                     --------
Maximum Deferred Sales Charge (as a percentage of net asset value)*                    None

*    See "Waiver of Contingent Deferred Sales Charge."

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                                  L SHARES
                                                                  --------
Investment Advisory Fees                                            0.10%
Distribution and Service (12b-1) Fees                               0.25%
Other Expenses*                                                     0.10%
                                                                    ----
Total Annual Operating Expenses                                     0.45%

*     Other Expenses are based on estimated amounts for the current fiscal year.


EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR                        3 YEARS
------                        -------
 $46                           $144

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser" and "Distribution of Fund Shares."

MORE INFORMATION ABOUT RISK

DERIVATIVES RISK -- Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

-     There may not be a liquid secondary market for derivatives.

-     Trading restrictions or limitations may be imposed by an exchange.

-     Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EXCHANGE TRADED FUND RISK -- The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK -- The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITIES RISK -- Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Funds may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, each Fund may shorten its average weighted maturity to as little as 90 days. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER

Trusco Capital Management, Inc. ("Trusco" or the "Adviser"), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the Funds. As of June 30, 2004, Trusco had $51.9 billion in assets under management. For its advisory services to the Funds, the Adviser is entitled to receive the following fees as a percentage of each Fund's daily net assets:

STI Classic Institutional Core Bond Fund              0.25%
STI Classic Institutional Intermediate Bond Fund      0.25%
Seix Institutional High Yield Fund                    0.50%
STI Classic Institutional Limited Duration Fund       0.10%

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940, that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at: 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

INVESTMENT TEAM

The Funds are managed by a team of investment professionals. No one person is primarily responsible for making investment recommendations. The members of the investment team currently include:

Mr. Joseph Calabrese, CFA, has served as Managing Director since joining Trusco in May 2004 when the investment adviser to the predecessor Fund, Seix Investment Advisors, Inc. ("Seix"), was acquired by Trusco. He has managed the STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND since inception, after serving as a portfolio manager for the Fund's predecessor fund, the Seix Limited Duration Fund. Prior to joining Trusco, Mr. Calabrese served as Senior Portfolio Manager of Seix from May 1997 to May 2004. He has more than 17 years of investment experience.

Mr. George Goudelias has served as Managing Director since joining Trusco in May 2004 when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the SEIX INSTITUTIONAL HIGH YIELD FUND since inception. Prior to joining Trusco, Mr. Goudelias served as Director of High Yield Research of Seix from February 2001 to May 2004. Prior to joining Seix, Mr. Goudelias was employed at JP Morgan Securities, Inc. as a Senior High Yield Research Analyst from July 1998 to February 2001. He has more than 18 years of investment experience.

Mr. Michael McEachern, CFA has served as Managing Director since joining Trusco in May 2004, when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the SEIX INSTITUTIONAL HIGH YIELD FUND since inception, after serving as the portfolio manager for the Fund's predecessor fund, the Seix High Yield Fund. Prior to joining Trusco, Mr. McEachern served as Senior Portfolio Manager of Seix from June 1997 to May 2004. He has more than 19 years of investment experience.

Mr. John Talty, CFA has served as Executive Vice President since joining Trusco in May 2004 when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the STI CLASSIC INSTITUTIONAL CORE BOND FUND, STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND and STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND since inception, after serving as an investment manager for each Fund's predecessor Fund, the Seix Core Bond Fund, Seix Intermediate Bond Fund and Seix Limited Duration Fund, respectively. Prior to joining Trusco, Mr. Talty served as President & Senior Portfolio Manager of Seix from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004 when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the

STI CLASSIC INSTITUTIONAL CORE BOND FUND and STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND since inception, after serving as a portfolio manager for the predecessor funds, the Seix Core Bond Fund and Seix Intermediate Bond Fund, respectively. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group from February 1996 to July 1999. He has more than 18 years of investment experience.

PURCHASING, SELLING AND EXCHANGING FUND SHARES

This section tells you how to purchase, sell (sometimes called "redeem"), and exchange A Shares and L Shares of the Funds.

HOW TO PURCHASE FUND SHARES

Your investment professional can assist you in opening a brokerage account that will be used for all transactions regarding the purchase of STI Classic Funds. Once your securities account is established, you may buy shares of the Funds by:

-     Mail*

-     Telephone (1-800-874-4770)

-     Wire

-     Automated Clearing House (ACH)

*     The Funds do not accept cash as payment for Fund shares.

You may also buy shares through Investment Representatives of certain correspondent banks of SunTrust Banks, Inc. (SunTrust) and other financial institutions that are authorized to place transactions in Fund shares for their customers. Please contact your financial institution directly and follow its procedures for Fund share transactions. Your institution may charge a fee for its services, in addition to the fees charged by a Fund. You will also generally have to address your correspondence or questions regarding a Fund to your institution. A Fund may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE, SALE AND EXCHANGE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR

MORE INFORMATION ABOUT HOW TO PURCHASE, SELL OR EXCHANGE FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS' INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser determines in good faith that the market price is unreliable during certain market conditions or for other reasons, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

MINIMUM AND MAXIMUM PURCHASES

To purchase shares of a Fund for the first time, you must invest at least:

  CLASS            DOLLAR AMOUNT
  -----            -------------
A Shares           $2,000
L Shares           $5,000 ($2,000 for IRA accounts)

To purchase L Shares of the STI Classic Institutional Limited Duration Fund for the first time you must invest at least $50,000.

Purchases of L Shares of a Fund requested in an amount of $1,000,000 or more will be automatically made in A Shares of that Fund.

Your subsequent investments must be made in amounts of at least $1,000 or, if you pay by a statement coupon, $100. A Fund may accept investments of smaller amounts at its discretion.

OFFERING PRICE OF FUND SHARES

The offering price of A Shares is the NAV next calculated after the transfer agent receives your request, plus the front-end sales charge. The offering price of L Shares is simply the next calculated NAV.

FUNDLINK

FUNDLINK is a telephone activated service that allows you to transfer money quickly and easily between the STI Classic Funds and your SunTrust bank account(s). To use FUNDLINK, you must first contact your SunTrust Bank Investment Consultant and complete the FUNDLINK application and authorization agreements. Once you have signed up to use FUNDLINK, simply call SunTrust at 1-800-874-4770 to complete all of your purchase and redemption transactions.

SYSTEMATIC INVESTMENT PLAN

If you have a checking or savings account with a SunTrust affiliate bank, you may purchase shares automatically through regular deductions from your account. With a $500 minimum initial investment, you may begin regularly-scheduled investments from $50 to $100,000 once or twice a month. If you are buying L Shares, you should plan on investing at least $5,000 ($50,000 for the STI Classic Institutional Limited Duration Fund) in a Fund during the first two years. The Distributor may close your account if you do not meet this minimum investment requirement at the end of two years.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

In certain instances, the Funds are required to collect documents to fulfill their legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

The Funds are required by law to reject your new account application if the required identifying information is not provided. Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the NAV per share next determined.

However, the Funds reserve the right to close your account at the then-current day's price if the Funds are unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds (e.g., 96 hours), which may change from time to time. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

SALES CHARGES

FRONT-END SALES CHARGE -- A SHARES

The offering price of A Shares is the NAV next calculated after a Fund receives your request, plus the front-end sales charge.

The amount of any front-end sales charge included in your offering price varies, depending on the amount of your investment:

                                                                              YOUR SALES CHARGE AS A
                                            YOUR SALES CHARGE AS A               PERCENTAGE OF YOUR
        IF YOUR INVESTMENT IS:           PERCENTAGE OF OFFERING PRICE*             NET INVESTMENT
        ----------------------           -----------------------------             --------------
Less than $100,000                                   3.75%                             3.90%
$100,000 but less than $250,000                      3.25%                             3.36%
$250,000 but less than $1,000,000                    2.50%                             2.56%
$1,000,000 and over                                  None                               None

* The Distributor may pay a percentage of the offering price as a commission to broker-dealers. While investments over $1,000,000 are not subject to a front-end sales charge, the Distributor may pay dealer commissions ranging from 0.25% to 1.00%.

INVESTMENTS OF $1,000,000 OR MORE. You do not pay an initial sales charge when you buy $1,000,000 or more of A Shares in either a single investment or through our rights of accumulation, letter of intent, or combined purchase/quantity discount programs. However, you will pay a deferred sales charge of 1.00% if you redeem any of these A Shares within one year of purchase. The deferred sales charge is calculated based on the lessor of (1) the NAV of the shares at the time of purchase or (2) NAV of the shares next calculated after the Fund receives your sales request. The deferred sales charge does not apply to shares you purchase through reinvestment of dividends or capital gains distributions.

WAIVER OF FRONT-END SALES CHARGE -- A SHARES

The front-end sales charge will be waived on A Shares purchased:

-     through reinvestment of dividends and distributions;

-     through a SunTrust Securities, Inc. asset allocation account;

- by persons repurchasing shares they redeemed within the last 180 days (see "Repurchase of A Shares");

- by employees, and members of their immediate family (spouse, mother, father, mother-in-law, father-in-law, and children (including step-children) under the age of 21 years), of SunTrust and its affiliates;

- by persons reinvesting distributions from qualified employee benefit retirement plans and rollovers from individual retirement accounts (IRAs) previously with the Trust department of a bank affiliated with SunTrust;

- by persons investing an amount less than or equal to the value of an account distribution when an account for which a bank affiliated with SunTrust acted in a fiduciary, administrative, custodial or investment advisory capacity is closed; or

- through dealers, retirement plans, asset allocation programs and financial institutions that, under their dealer agreements with the Distributor or otherwise, do not receive any portion of the front-end sales charge.

REPURCHASE OF A SHARES

You may repurchase any amount of A Shares of any Fund at NAV (without the normal front-end sales charge), up to the limit of the value of any amount of A Shares (other than those which were purchased with reinvested dividends and distributions) that you redeemed within the past 180 days. In effect, this allows you to reacquire shares that you may have had to redeem, without re-paying the front-end sales charge. Such repurchases may be subject to special tax rules. See "Taxes" in the Statement of Additional Information for more information. To exercise this privilege, the Funds must receive your purchase order within 180 days of your redemption. In addition, you must notify the Fund when you send in your purchase order that you are repurchasing shares.

REDUCED FRONT-END SALES CHARGE -- A SHARES

RIGHTS OF ACCUMULATION. In calculating the appropriate sales charge rate, this right allows you to add the value of the A Shares you already own to the amount that you are currently purchasing. The Funds will combine the value of your current purchases with the current value of any A Shares you purchased previously for (i) your account, (ii) your spouse's account, (iii) a joint account with your spouse, or (iv) your minor children's trust or custodial accounts. A fiduciary purchasing shares for the same fiduciary account, trust or estate may also use this right of accumulation. The Funds will only consider the value of A Shares purchased previously that were sold subject to a sales charge. To be entitled to a reduced sales charge based on shares already owned, you must ask us for the reduction at the time of purchase. You must provide the Funds with your account number(s) and, if applicable, the account numbers for your spouse and/or children (and provide the children's ages). The Fund may amend or terminate this right of accumulation at any time.

LETTER OF INTENT. You may purchase A Shares at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period. In other words, a Letter of Intent allows you to purchase A Shares of a Fund over a 13-month period and receive the same sales charge as if you had purchased all the shares at the same time. The Funds will only consider the value of A Shares sold subject to a sales charge. As a result, shares of the A Shares purchased with dividends or distributions will not be included in the calculation. To be entitled to a reduced sales charge based on shares you intend to purchase over the 13-month period, you must send the Funds a Letter of Intent. In calculating the total amount of purchases you may include in your letter purchases made up to 90 days before the date of the Letter. The 13-month period begins on the date of the first purchase, including those purchases made in the 90-day period before the date of the Letter. Please note that the purchase price of these prior purchases will not be adjusted.

You are not legally bound by the terms of your Letter of Intent to purchase the amount of your shares stated in the Letter. The Letter does, however, authorize the Fund to hold in escrow 3.75% of the total amount you intend to purchase. If you do not complete the total intended purchase at the end of the 13-month period, the Fund's transfer agent will redeem the necessary portion of the escrowed shares to make up the difference between the reduced rate sales charge (based on the amount you intended to purchase) and the sales charge that would normally apply (based on the actual amount you purchased).

COMBINED PURCHASE/QUANTITY DISCOUNT PRIVILEGE. When calculating the appropriate sales charge rate, the Fund will combine same day purchases of A Shares (that are subject to a sales charge) made by you, your spouse and your minor children (under age 21). This combination also applies to A Shares you purchase with a Letter of Intent.

CONTINGENT DEFERRED SALES CHARGE (CDSC) -- L SHARES

You do not pay a sales charge when you purchase L Shares. The offering price of L Shares is simply the next calculated NAV. But if you sell your shares within the first year after your purchase, you will pay a CDSC equal to 2.00% for either (1) the NAV of the shares at the time of purchase, or (2) NAV of the shares next calculated after the Fund receives your sale request, whichever is less. The CDSC does not apply to shares you purchase through reinvestment of dividends or distributions. So, you never pay a CDSC on any increase in your investment above the initial offering price. This CDSC does not apply to exchanges of L Shares of one Fund for L Shares of another Fund.

WAIVER OF CDSC

The CDSC will be waived if you sell your L Shares for the following reasons:

-     to make certain withdrawals from a retirement plan (not including IRAs);

-     because of death or disability; or

- for certain payments under the Systematic Withdrawal Plan - up to 12% annually of the value of your shares of each Fund held at the time of the withdrawal (the Systematic Withdrawal Plan is discussed later in more detail).

If you sell L Shares of the STI Classic Institutional Limted Duration Fund you will not pay a CDSC. For more information see "How to Exchange Your Shares."

HOW TO SELL YOUR FUND SHARES

If you own your shares through a brokerage account with SunTrust Securities, you may sell your shares on any Business Day by contacting SunTrust Securities directly by mail or telephone at 1-800-874-4770. The minimum amount for telephone redemptions is $1,000.

If you own your shares through an account with a broker or other institution, contact that broker or institution to sell your shares. Your broker or institution may charge a fee for its services, in addition to the fees charged by the Fund.

If you would like to sell $25,000 or more of your shares, please notify the Fund in writing and include a signature guarantee by a bank or other financial institution (a notarized signature is not sufficient).

The sale price of each share will be the NAV next determined after the Fund receives your request less, in the case of L Shares, any applicable CDSC.

SYSTEMATIC WITHDRAWAL PLAN

If you have at least $10,000 in your account, you may use the systematic withdrawal plan. Under the plan you may arrange monthly, quarterly, semi-annual or annual automatic withdrawals of at least $50 from any Fund. The proceeds of each withdrawal will be mailed to you by check or, if you have a checking or savings account with a SunTrust affiliates bank, electronically transferred to your account.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after the Funds receive your request. Your proceeds can be wired to your bank account (subject to a $7.00 fee) or sent to you by check. IF YOU RECENTLY PURCHASED YOUR SHARES BY CHECK OR THROUGH ACH, REDEMPTION PROCEEDS MAY NOT BE AVAILABLE UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE).

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Funds' remaining shareholders), the Funds might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

INVOLUNTARY SALES OF YOUR SHARES

If your account balance drops below the required minimum you may be required to sell your shares. The account balance minimums are:

CLASS                               DOLLAR AMOUNT
-----                               -------------
A Shares                            $2,000
L Shares                            $5,000 ($2,000 for IRA accounts)


For L Shares of the STI Classic Institutional Limited Duration Fund the account balance minimum is $50,000.

But, the Funds will always give you at least 60 days written notice to give you time to add to your account and avoid the sale of your shares.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

HOW TO EXCHANGE YOUR SHARES

You may exchange your shares on any Business Day by contacting SunTrust Securities or your financial institution by mail or telephone. Exchange requests must be for an amount of at least $1,000.

The exchange privilege is not intended as a vehicle for short-term trading. Excessive exchange activity may interfere with Fund management and may have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where it is in the best interests of a Fund, the Funds reserve the right to revise or terminate the exchange privilege, limit the amount or number of exchanges or reject any exchange or restrict or refuse purchases if (1) a Fund or its manager(s) believes the Fund would be harmed or unable to invest effectively, or (2) a Fund receives or anticipates orders that may dramatically affect the Fund as outlined under "Market Timers" below.

IF YOU RECENTLY PURCHASED SHARES BY CHECK, OR THROUGH ACH, YOU MAY NOT BE ABLE TO EXCHANGE YOUR SHARES UNTIL YOUR CHECK HAS CLEARED (WHICH MAY TAKE UP TO 15 DAYS FROM YOUR DATE OF PURCHASE). This exchange privilege may be changed or canceled at any time upon 60 days notice.

EXCHANGES

When you exchange shares, you are really selling your shares and buying other Fund shares. So, your sale price and purchase price will be based on the NAV next calculated after the Fund(s) receives your exchange requests.

A SHARES

You may exchange A Shares of any Fund for A Shares of any other Fund. If you exchange shares that you purchased without a sales charge or with a lower sales charge into a Fund with a sales charge or with a higher sales charge, the exchange is subject to an incremental sales charge (e.g., the difference between the lower and higher applicable sales charges). If you exchange shares into a Fund with the same, lower or no sales charge, there is no incremental sales charge for the exchange.

L SHARES

You may exchange L Shares of any Fund for L Shares of any other Fund. For purposes of computing the CDSC applicable to L Shares, the length of time you have owned your shares will be measured from the original date of purchase and will not be affected by any exchange. However, if you exchange L Shares of any STI Classic Fund for L Shares of the STI Classic Institutional Limited Duration Fund or the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund, you must first pay any applicable CDSC for the shares you are selling. Similarly, if you exchange L Shares of the STI Classic Institutional Limited Duration Fund or the STI Classic Institutional U.S. Government Securities Super Short Income Plus Fund for L Shares of any other STI Classic Fund, any CDSC for the Fund you are exchanging into will be computed from the date of the exchange.

TELEPHONE TRANSACTIONS

Purchasing, selling and exchanging Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market

Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase A Shares or L Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive any dealer commissions and also may not be eligible to receive 12b-1 fees from the original date of purchase. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

Each Fund has adopted a distribution plan that allows the Fund to pay distribution and service fees for the sale and distribution of its shares, and for services provided to shareholders. Because these fees are paid out of a Fund's assets continuously, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

While L Shares are sold without any initial sales charge, the Distributor may pay at the time of sale up to 2% of the amount reinvested to broker-dealers and other financial intermediaries who sell L Shares. Through the distribution plan, the Distributor is reimbursed for these payments, as well as other distribution related services provided by the Distributor.

For A Shares, the maximum distribution fee, as a percentage of average daily net assets of each Fund is 0.25%. For L Shares the maximum distribution fee is 1.00% of the average daily net assets of each Fund.

With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of the Funds. Under any such program, the Distributor may provide cash or non-cash compensation as recognition for past sales or encouragement for future sales that may include the following: merchandise, travel expenses, prizes, meals, lodgings and gifts that do not exceed $100 per year, per individual.

From its own assets, the Adviser, the Distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the Distributor. In addition, the Adviser, the Distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund distributes its net investment income quarterly and makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Funds in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receives your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable either as ordinary income or as qualified dividend income. Dividends that are qualified dividend income are eligible for the reduced maximum rate to individuals of 15% (5% for individuals in lower tax brackets) to the extent that the Fund receives qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum 15% tax rate on qualified dividend income and long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. Each sale of Fund shares may be a taxable event. For tax purposes, an exchange of Fund shares for shares of a different STI Classic Fund is treated the same as a sale.

Each Fund will inform you of the amount of your ordinary income dividends, qualified dividend income, and capital gains distributions shortly after the close of each calendar year.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance. Because the Funds do not have any financial history, the table reflects the Funds' predecessors' Class I operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Deloitte & Touche LLP. The Reports of Independent Auditors for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2003 Annual Report is available upon request and without charge by calling 1-800-247-0473. The 2003 Annual Report is incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
For the Periods Ended October 31,


                                                      Total
             Net Asset              Net Realized    Increase    Distributions   Distributions                       Net Asset
              Value,        Net    and Unrealized     from         from Net        from Net                           Value,
             Beginning  Investment Gain (Loss) on  Investment     Investment    Realized Gains        Total           End of
              of Year     Income    Investments    Operations       Income      on Investments    Distributions        Year
             ---------  ---------- --------------  ----------   -------------   --------------    -------------     ---------
STI Classic Institutional Core Bond Fund(1)
     2003     $10.00    $  0.30      $  0.35        $ 0.65        $  (0.34)              -          $(0.34)          $10.31
     2002      10.34       0.42        (0.29)         0.13           (0.42)        $ (0.05)          (0.47)           10.00
     2001       9.66       0.59         0.70          1.29           (0.61)              -           (0.61)           10.34
     2000       9.67       0.63        (0.02)         0.61           (0.62)              -           (0.62)            9.66
     1999      10.26       0.56        (0.48)         0.08           (0.56)          (0.11)          (0.67)            9.67
STI Classic Institutional Intermediate Bond Fund(1)
     2003     $10.12    $  0.37      $  0.15        $ 0.52        $  (0.41)              -          $(0.41)          $10.23
     2002      10.63       0.47        (0.23)         0.24           (0.50)        $ (0.25)          (0.75)           10.12
     2001       9.96       0.57         0.68          1.25           (0.58)              -           (0.58)           10.63
     2000       9.92       0.64         0.04          0.68           (0.64)              -           (0.64)            9.96
     1999(2)   10.00       0.20        (0.09)         0.11           (0.19)              -           (0.19)            9.92
Seix Institutional High Yield Fund(1)
     2003     $10.17    $  0.68      $  0.92        $ 1.60        $  (0.68)              -          $(0.68)          $11.09
     2002      10.40       0.63        (0.20)         0.43           (0.63)        $ (0.03)          (0.66)           10.17
     2001(3)   10.00       0.64         0.36          1.00           (0.60)              -           (0.60)           10.40
STI Classic Institutional Limited Duration Fund(1)
     2003     $10.00    $  0.11      $ (0.02)       $ 0.09        $  (0.11)            N/A          $(0.11)          $ 9.98
     2002(4)   10.00       0.00(5)         -          0.00           (0.00)(5)         N/A           (0.00)           10.00

                                                             Ratio of Expenses
                                                              to Average Net       Ratio of
                                               Ratio of           Assets              Net
                                                  Net         (Before Expense     Investment
                               Net Assets,    Expenses to       Waivers and        Income to     Portfolio
                   Total         End of         Average      Reimbursement of       Average      Turnover
                  Return+      Year (000)     Net Assets      Other Expenses)     Net Assets       Rate
                  -------      -----------    -----------    ----------------     ----------     ---------
STI Classic Institutional Core Bond Fund(1)
     2003           6.58%      $   33,662        0.45%              0.51%            3.10%          463%
     2002           1.38           80,727        0.45               0.70             4.08           502
     2001          13.82           52,034        0.45               0.70             5.85           492
     2000           6.63           58,099        0.45               0.63             6.57           522
     1999           0.80           56,285        0.45               0.71             5.78           562
STI Classic Institutional Intermediate Bond Fund(1)
     2003           5.16%      $   28,689        0.45%              0.56%            3.42%          277%
     2002           2.47           40,284        0.45               0.73             4.63           237
     2001          12.87           26,192        0.45               0.76             5.50           431
     2000           7.08           11,207        0.45               0.88             6.44           342
     1999(2)        1.13*          10,926        0.45**             1.81**           5.93**         117*
Seix Institutional High Yield Fund(1)
     2003          16.10%      $1,057,993        0.55%              0.67%            6.67%          108%
     2002           4.21           82,017        0.55               1.07             6.80            97
     2001(3)       10.14*           4,641        0.55**             3.98**           7.33**         466*
STI Classic Institutional Limited Duration Fund(1)
     2003           0.92%      $  146,513        0.20%              0.26%            1.10%          244%
     2002(4)        0.00(6)        12,298        0.00(6)            0.00(6)          0.00(6)          0(6)

+ Total return would have been lower had certain expenses not been waived or reimbursed.

*     Not Annualized.

**    Annualized.

(1) On September __, 2004, the Seix Funds' Core Bond Fund, Intermediate Bond Fund, High Yield Fund, and Limited Duration Fund exchanged all of their assets and certain liabilities for shares of the STI Classic Funds' STI Classic Institutional Core Bond Fund, STI Classic Institutional Intermediate Bond Fund, Seix Institutional High Yield Fund, and STI Classic Institutional Limited Duration Fund, respectively. The Seix Funds' Core Bond Fund, Intermediate Bond Fund, High Yield Fund, and Limited Duration Fund are the accounting survivors in this transaction, and as a result, their basis of accounting for assets and liabilities and their operating results have been carried forward in these financial highlights.

(2)   The Fund commenced operations on June 30, 1999.

(3)   The Fund commenced operations on December 29, 2000.

(4)   The Fund commenced operations on October 25, 2002.

(5) Net investment income and distributions from net investment income were less than $0.01 per share.

(6)   Amounts are not meaningful due to the short period of operations.

Amounts designated as " - " are either $0 or have been rounded to $0.

                                STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated September __, 2004, includes detailed information about the STI Classic Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                STI CLASSIC FUNDS

                                    T SHARES

                                   PROSPECTUS

                               SEPTEMBER __, 2004

                    STI CLASSIC INSTITUTIONAL CORE BOND FUND
                STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND
                       SEIX INSTITUTIONAL HIGH YIELD FUND
                 STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND

                        INVESTMENT ADVISER TO THE FUNDS:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

           THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR
                          DISAPPROVED THESE SECURITIES
                OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
           ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                              ABOUT THIS PROSPECTUS

The STI Classic Funds is a mutual fund family that offers shares in separate investment portfolios that have individual investment goals and strategies. This prospectus gives you important information about the T Shares of the STI Classic Institutional Core Bond Fund, STI Classic Institutional Intermediate Bond Fund, Seix Institutional High Yield Fund and STI Classic Institutional Limited Duration Fund (each a "Fund" and together the "Funds") that you should know before investing. Please read this prospectus and keep it for future reference.

This prospectus has been arranged into different sections so that you can easily review this important information. In the section below, there is some general information you should know about risk and return that is common to each of the Funds. For more detailed information about each Fund, please see:

                                                                                    PAGE
STI CLASSIC INSTITUTIONAL CORE BOND FUND...........................................  XXX
STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND...................................  XXX
SEIX INSTITUTIONAL HIGH YIELD FUND.................................................  XXX
STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND....................................  XXX
MORE INFORMATION ABOUT RISK........................................................  XXX
MORE INFORMATION ABOUT FUND INVESTMENTS............................................  XXX
INVESTMENT ADVISER.................................................................  XXX
INVESTMENT TEAM....................................................................  XXX
PURCHASING AND SELLING FUND SHARES.................................................  XXX
DIVIDENDS AND DISTRIBUTIONS........................................................  XXX
TAXES..............................................................................  XXX
FINANCIAL HIGHLIGHTS...............................................................  XXX
HOW TO OBTAIN MORE INFORMATION ABOUT
    THE STI CLASSIC FUNDS..........................................................  Back Cover

CUSIP/TICKER SYMBOLS

FUND NAME                                                   CLASS        INCEPTION*     TICKER       CUSIP
---------                                                  --------      ----------     ------       -----
STI Classic Institutional Core Bond Fund                   T Shares           -            -            -
STI Classic Institutional Intermediate Bond Fund           T Shares           -            -            -
Seix Institutional High Yield Fund                         T Shares           -            -            -
STI Classic Institutional Limited Duration Fund            T Shares           -            -            -

*     The Funds have not yet commenced operations.

RISK/RETURN INFORMATION COMMON TO THE STI CLASSIC FUNDS

Each Fund is a mutual fund. A mutual fund pools shareholders' money and, using professional investment managers, invests it in securities.

Each Fund has its own investment goal and strategies for reaching that goal. The Adviser invests Fund assets in a way that it believes will help a Fund achieve its goal. Still, investing in each Fund involves risk and there is no guarantee that a Fund will achieve its goal. The Adviser's judgments about the markets, the economy or companies may not anticipate actual market movements, economic conditions or company performance, and these judgments may affect the return on your investment. In fact, no matter how good a job the Adviser does, you could lose money on your investment in the Fund, just as you could with other investments. A FUND SHARE IS NOT A BANK DEPOSIT AND IT IS NOT INSURED OR GUARANTEED BY THE FDIC OR ANY GOVERNMENT AGENCY.

The value of your investment in a Fund is based on the market prices of the securities the Fund holds. These prices change daily due to economic and other events that affect particular companies and other issuers. These price movements, sometimes called volatility, may be greater or lesser depending on the types of securities a Fund owns and the markets in which it trades. The effect on a Fund of a change in the value of a single security will depend on how widely a Fund diversifies its holdings.

STI CLASSIC INSTITUTIONAL CORE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                    Total return that consistently exceeds the total return
                                                   of the broad U.S. investment grade bond market

INVESTMENT FOCUS                                   Investment grade debt securities

SHARE PRICE VOLATILITY                             Moderate

PRINCIPAL INVESTMENT STRATEGY                      Invest in fixed income securities with an emphasis on
                                                   corporate and mortgage backed securities

INVESTOR PROFILE                                   Investors who want to receive income from their
                                                   investment, as well as an increase in the value of the
                                                   investment

INVESTMENT STRATEGY

The STI Classic Institutional Core Bond Fund invests in various types of income producing debt securities including mortgage and asset-backed securities, U.S. government and agency obligations and corporate obligations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in a broad universe of available U.S. dollar-denominated, investment grade fixed income securities. The Adviser may retain securities if the rating of the security falls below investment grade and the Adviser deems retention of the security to be in the best interests of the Fund. The Adviser anticipates that the Fund's modified adjusted duration will generally range from three to six years, similar to that of the Lehman Brothers Aggregate Bond Index, the Fund's comparative benchmark. In selecting investments for the Fund, the Adviser generally selects a greater weighting in obligations of domestic corporations and mortgage-backed securities relative to the Fund's comparative benchmark, and a lower relative weighting in U.S. Treasury and government agency issues. As a result of its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the likelihood that the change in the general level of interest rates will impact the magnitude and timing of any prepayments of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. The uncertainty inherent in assessing prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September __, 2004. Performance prior to September __, 2004 is that of the Seix Core Bond Fund, the Fund's predecessor, which began operations on December 30, 1997.

This bar chart shows changes in the performance of the predecessor fund's Class I Shares from year to year.* Since T Shares are invested in the same portfolio of securities and have similar expenses, returns for the T Shares will be substantially similar to those of the Class I Shares shown here.

1998       7.82%
1999      -0.53%
2000      10.40%
2001       6.83%
2002       7.58%
2003       4.82%

* The performance information shown above is based on a calendar year. The predecessor fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER       WORST QUARTER
------------       -------------
    4.25%              -1.28%
(9/30/01)          (12/31/01)

This table compares the predecessor fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers Aggregate Bond Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the predecessor fund's Class I Shares. After-tax returns for other classes will vary.

CLASS I SHARES                                           1 YEAR    5 YEARS   SINCE INCEPTION*
--------------                                          --------  ---------  ----------------
Fund Returns Before Taxes                                  4.82%    5.76%       6.13%
Fund Returns After Taxes on Distributions                  2.93%    3.53%       3.84%
Fund Returns After Taxes on Distributions and Sale of
Fund Shares                                                3.21%    3.51%       3.80%
Lehman Brothers Aggregate Bond Index (reflects no
deduction for fees, expenses or taxes)                     4.11%    6.62%       6.99%

* Since inception of the Fund's predecessor on December 30, 1997. Benchmark returns since December 31, 1997 (benchmark returns available only on a month end basis).

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Aggregate Bond Index is a widely-recognized index of U.S. Treasury and agency securities, corporate bond issues, mortgage-backed securities, asset-backed securities and corporate mortgage-backed securities.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                     T SHARES
Investment Advisory Fees                              0.25%
Other Expenses*                                       0.36%
                                                      ----
Total Annual Operating Expenses**                     0.61%

*     Other Expenses are based on estimated amounts for the current fiscal year.

**    The Fund's net total annual operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser intends to waive a portion of the fees in order to keep total operating expenses at a specified level. The Adviser may discontinue all or part of this fee waiver at any time. With this fee waiver, the Fund's estimated net total operating expenses are expected to be as follows:

      STI Classic Institutional Core Bond  Fund -- T Shares         0.56%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR                3 YEARS
------                -------
 $62                   $195

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND

FUND SUMMARY

INVESTMENT GOAL                                    Total return that consistently exceeds the total return
                                                   of the broad U.S. dollar-denominated, investment grade
                                                   market of intermediate-term government and corporate
                                                   bonds

INVESTMENT FOCUS                                   Intermediate-term U.S. dollar-denominated, investment
                                                   grade debt securities

SHARE PRICE VOLATILITY                             Moderate

PRINCIPAL INVESTMENT STRATEGY                      Invest in fixed income securities with an emphasis on
                                                   corporate and mortgage-backed securities.

INVESTOR PROFILE                                   Investors who want to receive income from their
                                                   investment, as well as an increase in the value of the
                                                   investment

INVESTMENT STRATEGY

The STI Classic Institutional Intermediate Bond Fund invests in various types of income producing debt securities including mortgage and asset-backed securities, U.S. government and agency obligations and corporate obligations. Under normal circumstances, at least 80% of the Fund's net assets will be invested in the broad universe of available U.S. dollar-denominated, investment grade intermediate-term fixed income securities. The Adviser may retain securities if the rating of the security falls below investment grade and the Adviser deems retention of the security to be in the best interests of the Fund. The Adviser anticipates that the Fund will maintain an average-weighted maturity of three to ten years and the Fund will be managed with a duration that is close to that of its comparative benchmark, the Lehman Brothers Intermediate Government/Corporate Index, which is generally between three to four years. In selecting investments for the Fund, the Adviser generally selects a greater weighting in obligations of domestic corporations and mortgage-backed securities relative to the Fund's comparative benchmark, and a lower relative weighting in U.S. Treasury and government agency issues. As a result of its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. and the volatility of lower-rated securities is even greater than that of higher-rated securities. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the likelihood that the change in the general level of interest rates will impact the magnitude and timing of any prepayments of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. The uncertainty inherent in assessing prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September __, 2004. Performance prior to September __, 2004 is that of the Seix Intermediate Bond Fund, the Fund's predecessor, which began operations on June 30, 1999.

This bar chart shows changes in the performance of the predecessor fund's Class I Shares from year to year.* Since T Shares are invested in the same portfolio of securities and have similar expenses, returns for the T Shares will be substantially similar to those of the Class I Shares shown here.

2000            10.19%
2001             7.03%
2002             7.19%
2003             4.03%

* The performance information shown above is based on a calendar year. The predecessor fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER       WORST QUARTER
------------       -------------
     4.33%              -1.13%
 (9/30/01)          (12/31/01)

This table compares the predecessor fund's average annual total returns for the periods ended December 31, 2003, to those of the Lehman Brothers Intermediate Government/Corporate Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the predecessor fund's Class I Shares. After-tax returns for other classes will vary.

CLASS I SHARES                                                                 1 YEAR      SINCE INCEPTION*
--------------                                                                 -------     ----------------
Fund Returns Before Taxes                                                       4.03%            6.56%
Fund Returns After Taxes on Distributions                                       2.74%            4.24%
Fund Returns After Taxes on Distributions and Sale of Fund Shares               2.61%            4.15%
Lehman Brothers Intermediate Government/Corporate Index (reflects no
deduction for fees, expenses or taxes)                                          4.44%            7.57%

*     Since inception of the Fund's predecessor on June 30, 1999.

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Lehman Brothers Intermediate Government/Corporate Index is a widely-recognized, market-value weighted (higher market value bonds have more influence than lower market value bonds) index of U.S. Treasury and agency securities, corporate bond issues and mortgage-backed securities having maturities of 10 years or less.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                     T SHARES
                                                     --------
Investment Advisory Fees                              0.25%
Other Expenses*                                       0.35%
                                                      ----
Total Annual Operating Expenses                       0.60%

*     Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR                         3 YEARS
------                         -------
 $61                             $192

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

SEIX INSTITUTIONAL HIGH YIELD FUND

FUND SUMMARY

INVESTMENT GOAL
   PRIMARY                                         High Income
   SECONDARY                                       Capital appreciation

INVESTMENT FOCUS                                   High yield corporate, government, and other debt
                                                   instruments of U.S. and non-U.S. entities

SHARE PRICE VOLATILITY                             High

PRINCIPAL INVESTMENT STRATEGY                      Attempts to identify lower rated, higher yielding
                                                   bonds offering above average total return

INVESTOR PROFILE                                   Investors who seek above average total return


INVESTMENT STRATEGY

The Seix Institutional High Yield Fund invests in various types of lower rated, higher yielding bonds. Under normal circumstances, at least 80% of the Fund's net assets will be invested in the broad universe of available U.S. dollar-denominated, high yield corporate securities rated as "non-investment grade" by Moody's Investor Services, Inc. ("Moody's") or by Standard & Poor's Rating Services ("S&P") or in unrated securities if, in the Adviser's opinion, they are of comparable quality. Such securities are commonly known as "junk bonds" and offer greater risks than investment grade bonds (i.e., rated BBB- or above by S&P or Baa3 or above by Moody's). Although the Fund seeks to achieve its investment objective primarily through investment in high yield corporate securities, the Fund may invest up to 20% of its net assets in investment grade securities. The Fund will be managed with a duration that is close to the Fund's comparative benchmark, the Merrill Lynch High Yield Index, which is generally between three to six years.

In selecting securities for the Fund, the Adviser employs a research driven process designed to identify value areas within the high yield market. In deciding which securities to buy and sell, the portfolio managers will emphasize securities which are within the segment of the high yield market it has targeted for emphasis, which are "BB" and "B" rated issuers. The Adviser seeks to identify securities which meet the following criteria: (1) industries that have strong fundamentals; (2) companies that have good business prospects and increasing credit strength; and (3) issuers with stable or growing cash flows and effective management.

As a result of its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to implement its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. and the volatility of lower-rated securities is even greater than that of higher-rated securities. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

High yield securities, which are also known as "junk bonds," involve greater risks of default or downgrade and are more volatile than investment grade securities. High yield bonds involve greater risk of default or price declines than investment grade securities due to actual or perceived changes in an issuer's credit-worthiness. In addition, issuers of high yield bonds may be more susceptible than other issuers to economic downturns. High yield bonds are subject to the risk that the issuer may not be able to pay interest or dividends and ultimately to repay principal upon maturity. Discontinuation of these payments could substantially adversely affect the market value of the security. High yield securities may be less liquid than higher quality investments. A security whose credit rating has been lowered may be particularly difficult to sell.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September __, 2004. Performance prior to September __, 2004 is that of the Seix High Yield Fund, the Fund's predecessor, which began operations on December 29, 2000.

This bar chart shows changes in the performance of the predecessor fund's Class I Shares from year to year.* Since T Shares are invested in the same portfolio of securities and have similar expenses, returns for the T Shares will be substantially similar to those of the Class I Shares shown here.

2001             11.33%
2002              6.34%
2003             15.56%

* The performance information shown above is based on a calendar year. The predecessor fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER        WORST QUARTER
------------        -------------
      5.78%               0.10%
  (3/31/01)           (9/30/01)

This table compares the predecessor fund's average annual total returns for the periods ended December 31, 2003, to those of the Merrill Lynch High Yield Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the predecessor fund's Class I Shares. After-tax returns for other classes will vary.

CLASS I SHARES                                                                  1 YEAR      SINCE INCEPTION*
--------------                                                                  ------      ----------------
Fund Returns Before Taxes                                                       15.56%           10.98%
Fund Returns After Taxes on Distributions                                       13.02%            8.30%
Fund Returns After Taxes on Distributions and Sale of Fund Shares               10.03%            7.72%
Merrill Lynch High Yield Index (reflects no deduction for fees, expenses        27.23%           10.11%
or taxes)

* Since inception of the Fund's predecessor on December 29, 2000. Benchmark returns since December 31, 2000 (benchmark returns available only on a month end basis).

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The Merrill Lynch High Yield Index is a widely-recognized index of U.S. high yield corporate bond issues having maturities of at least one year.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                    T SHARES
                                                    --------
Investment Advisory Fees                              0.50%
Other Expenses*                                       0.22%
                                                      ----
Total Annual Operating Expenses**                     0.72%

*     Other Expenses are based on estimated amounts for the current fiscal year.

**    The Fund's net total annual operating expenses for the current fiscal year are expected to be less than the amount shown above because the Adviser intends to waive a portion of the fees in order to keep total operating expenses at a specified level. The Adviser may discontinue all or part of this fee waiver at any time. With this fee waiver, the Fund's estimated net total operating expenses are expected to be as follows:

      Seix Institutional High Yield  Fund -- T Shares                   0.68%

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR                        3 YEARS
------                        -------
 $74                           $230

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND

FUND SUMMARY

INVESTMENT GOAL                                         Current income, while preserving liquidity and principal

INVESTMENT FOCUS                                        Short-term U.S. dollar-denominated, investment grade fixed income securities

SHARE PRICE VOLATILITY                                  Low

PRINCIPAL INVESTMENT STRATEGY                           Attempts to identify U.S. dollar-denominated, investment
                                                        grade fixed income securities that offer high current
                                                        income while preserving liquidity and principal

INVESTOR PROFILE                                        Investors who want to receive income from their investment

INVESTMENT STRATEGY

The STI Classic Institutional Limited Duration Fund invests in U.S. dollar-denominated, investment grade fixed income securities, including corporate, mortgage and asset-backed securities of U.S. and foreign governments, banks and companies, rated A- or A3 or better by a nationally recognized statistical rating organization, or in the judgement of the Adviser, to be of comparable credit quality standards. The Fund will maintain an average credit quality of AA or Aa and all securities held in the Fund will have interest rate durations of 180 days or less. For floating rate notes, the modified duration will be based on the next interest rate reset date. In deciding which securities to buy and sell, the investment adviser emphasizes securities that are within the targeted segment of the U.S. dollar-denominated, fixed income securities markets and will generally focus on investments that have good business prospects, credit strength, stable cash flows and effective management. The Adviser may retain securities if the rating of the security falls below investment grade and the Adviser deems retention of the security to be in the best interests of the Fund. Due to its investment strategy, the Fund may buy and sell securities frequently, which may result in higher transaction costs and additional capital gains tax liabilities. In addition, in order to better effect its investment strategy, the Fund may buy or sell, to a limited extent, derivative instruments (such as futures, options, and swaps) to use as a substitute for a purchase or sale of a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate risk.

WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THIS FUND?

The prices of the Fund's fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund's fixed income securities will decrease in value if interest rates rise and vice versa. and the volatility of lower-rated securities is even greater than that of higher-rated securities. Debt securities with longer durations are generally more sensitive to changes in interest rates, usually making them more volatile than debt securities with shorter durations and thereby increasing risk.

Debt securities are subject to credit risk. Credit risk is the possibility that an issuer will fail to make timely payments of interest or principal, or go bankrupt. The lower the ratings of such debt securities, the greater their risks. In addition, lower rated securities have higher risk characteristics, and changes in economic conditions are likely to cause issuers of these securities to be unable to meet their obligations.

Mortgage-backed securities are fixed income securities representing an interest in a pool of underlying mortgage loans. Mortgage-backed securities are sensitive to changes in interest rates, but may respond to these changes differently from other fixed income securities due to the likelihood that the change in the general level of interest rates will impact the magnitude and timing of any prepayments of the underlying mortgage loans. As a result, it may not be possible to determine in advance the actual maturity date or average life of a mortgage-backed security. The uncertainty inherent in assessing prepayment risk may make it difficult to calculate the average maturity of the portfolio of mortgage-backed securities, and therefore, to assess the volatility risk of the Fund.

Although the Fund's U.S. government securities are considered to be among the safest investments, they are not guaranteed against price movements resulting from changes in interest rates. Obligations issued by some U.S. government agencies are backed by the U.S. Treasury, while others are backed solely by the ability of the agency to borrow from the U.S. Treasury or by the agency's own resources.

PERFORMANCE INFORMATION

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. Of course, the Fund's past performance does not necessarily indicate how the Fund will perform in the future. The Fund began operating on September ____, 2004. Performance prior to September ____, 2004 is that of the Seix Limited Duration Fund, the Fund's predecessor, which began operations on October 25, 2002.

This bar chart shows changes in the performance of the predecessor fund's Class I Shares for the last year.* Since T Shares are invested in the same portfolio of securities and have similar expenses, returns for the T Shares will be substantially similar to those of the Class I Shares shown here.

2003    0.97%

* The performance information shown above is based on a calendar year. The predecessor fund's total return from 1/1/04 to 6/30/04 was X.XX%.

BEST QUARTER  WORST QUARTER
------------  -------------
   0.37%          0.17%
 (6/30/03)      (3/31/03)

This table compares the predecessor fund's average annual total returns for the periods ended December 31, 2003, to those of the 3-Month Treasury Bill Index.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns are shown only for the predecessor fund's Class I Shares. After-tax returns for other classes will vary.

CLASS I SHARES                                                                  1 YEAR    SINCE INCEPTION*
--------------                                                                  ------    ----------------
Fund Returns Before Taxes                                                        0.97%         0.93%
Fund Returns After Taxes on Distributions                                        0.59%         0.54%
Fund Returns After Taxes on Distributions and Sale of Fund Shares                0.63%         0.56%
3-Month Treasury Bill Index (reflects no deduction for fees, expenses or         1.15%         1.23%
taxes)

* Since inception of the Fund's predecessor Fund on October 25, 2002. Benchmark returns since October 31, 2002 (benchmark returns available only on a month end basis).

WHAT IS AN INDEX?

An index measures the market prices of a specific group of securities in a particular market or securities in a market sector. You cannot invest directly in an index. Unlike a mutual fund, an index does not have an investment adviser and does not pay any commissions or expenses. If an index had expenses, its performance would be lower. The 3-Month Treasury Bill Index is a widely-recognized index based on the 3 month U.S. Treasury bills.

FUND FEES AND EXPENSES

This table describes the Fund's fees and expenses that you may pay if you buy and hold Fund shares.

ANNUAL FUND OPERATING EXPENSES (EXPENSES DEDUCTED FROM FUND ASSETS)

                                                    T SHARES
                                                    --------
Investment Advisory Fees                              0.10%
Other Expenses*                                       0.20%
                                                      ----
Total Annual Operating Expenses                       0.30%


*     Other Expenses are based on estimated amounts for the current fiscal year.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and that you sell your shares at the end of the period.

The Example also assumes that each year your investment has a 5% return, Fund operating expenses remain the same and you reinvest all dividends and distributions. Although your actual costs and returns might be different, your approximate costs of investing $10,000 in the Fund would be:

1 YEAR   3 YEARS
------   -------
 $31      $97

FUND EXPENSES

Every mutual fund has operating expenses to pay for professional advisory, shareholder, distribution, administration and custody services. The Fund's expenses in the table above are shown as a percentage of the Fund's net assets. These expenses are deducted from Fund assets. For more information about these fees, see "Investment Adviser."

MORE INFORMATION ABOUT RISK

DERIVATIVES RISK -- Derivatives may involve risks different from, and possibly greater than, those of traditional investments. A Fund may use derivatives (such as futures, options, and swaps) to attempt to achieve its investment objective and offset certain investment risks, while at the same time maintaining liquidity. These positions may be established for hedging or non-hedging purposes. Risks associated with the use of derivatives include those associated with hedging and leveraging activities:

- The success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates.

- The Fund experiencing losses over certain ranges in the market that exceed losses experienced by a fund that does not use derivatives.

- There may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of derivatives.

-     There may not be a liquid secondary market for derivatives.

-     Trading restrictions or limitations may be imposed by an exchange.

-     Government regulations may restrict trading in derivatives.

- The other party to an agreement (e.g., options or swaps) may default; however, in certain circumstances, such counterparty risk may be reduced by having an organization with very good credit act as intermediary.

Because options premiums paid or received by the Funds are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more speculative than investing directly in securities.

EXCHANGE TRADED FUND RISK -- The Funds may purchase shares of exchange-traded funds ("ETFs") to temporarily gain exposure to a particular portion of the market while awaiting an opportunity to purchase securities directly. ETFs are investment companies that are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. ETFs, like mutual funds, have expenses associated with their operation, including advisory fees. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF's expense. The risks of owning shares of an ETF generally reflect the risks of owning the underlying securities the ETF is designed to track, although lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. In addition, because of ETF expenses, compared to owning the underlying securities directly, it may be more costly to own an ETF.

FIXED INCOME RISK -- The market value of fixed income investments changes in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. In addition to these fundamental risks, different types of fixed income securities may be subject to credit risk, which is the possibility that an issuer will be unable to make timely payments of either principal or interest.

FOREIGN SECURITIES RISK -- Investments in securities of foreign companies or governments can be more volatile than investments in U.S. companies or governments. Diplomatic, political, or economic developments, including nationalization or appropriation, could affect investments in foreign countries. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets. In addition, the value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign companies or governments generally are not subject to uniform accounting, auditing, and financial reporting standards comparable to those applicable to domestic U.S. companies or governments. Transaction costs are generally higher than those in the U.S. and expenses for custodial arrangements of foreign securities may be somewhat greater than typical expenses for custodial arrangements of similar U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries a portion of these taxes are recoverable, the non-recovered portion will reduce the income received from the securities comprising the portfolio.

MORE INFORMATION ABOUT FUND INVESTMENTS

This prospectus describes the Funds' primary strategies, and the Funds will normally invest in the types of securities described in this prospectus. However, in addition to the investments and strategies described in this prospectus, each Fund also may invest in other securities, use other strategies and engage in other investment practices. These investments and strategies, as well as those described in this prospectus, are described in detail in the Statement of Additional Information.

The investments and strategies described in this prospectus are those that the Funds use under normal conditions. During unusual economic or market conditions, or for temporary defensive or liquidity purposes, the Funds may invest up to 100% of its assets in cash, money market instruments, repurchase agreements and short-term obligations that would not ordinarily be consistent with a Fund's objectives. In addition, each Fund may shorten its average weighted maturity to as little as 90 days. A Fund will do so only if the Adviser believes that the risk of loss outweighs the opportunity for higher income. Of course, a Fund cannot guarantee that it will achieve its investment goal.

INVESTMENT ADVISER

Trusco Capital Management, Inc. ("Trusco" or the "Adviser"), 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303, serves as the investment adviser to the Funds. As of June 30, 2004, Trusco had $51.9 billion in assets under management. For its advisory services to the Funds, the Adviser is entitled to receive the following fees as a percentage of each Fund's daily net assets:

STI Classic Institutional Core Bond Fund             0.25%
STI Classic Institutional Intermediate Bond Fund     0.25%
Seix Institutional High Yield Fund                   0.50%
STI Classic Institutional Limited Duration Fund      0.10%

The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities.

The Adviser may use its affiliates as brokers for Fund transactions.

The Securities and Exchange Commission (SEC) recently adopted new rules and rule amendments under the Investment Advisers Act of 1940, that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under the current contractual agreement, the Adviser is authorized to vote proxies on behalf of each Fund.

Information regarding the Adviser's, and thus each Fund's, Proxy Voting Policies and Procedures are provided in the Statement of Additional Information. A copy of the Funds' Proxy Voting Policies and Procedures may be obtained by contacting the STI Classic Funds at: 1-800-874-4770, Option 5, or by visiting www.sticlassicfunds.com.

INVESTMENT TEAM

The Funds are managed by a team of investment professionals. No one person is primarily responsible for making investment recommendations. The members of the investment team currently include:

Mr. Joseph Calabrese, CFA, has served as Managing Director since joining Trusco in May 2004 when the investment adviser to the predecessor Fund, Seix Investment Advisors, Inc. ("Seix"), was acquired by Trusco. He has managed the STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND since inception, after serving as a portfolio manager for the Fund's predecessor fund, the Seix Limited Duration Fund. Prior to joining Trusco, Mr. Calabrese served as Senior Portfolio Manager of Seix from May 1997 to May 2004. He has more than 17 years of investment experience.

Mr. George Goudelias has served as Managing Director since joining Trusco in May 2004 when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the SEIX INSTITUTIONAL HIGH YIELD FUND since inception. Prior to joining Trusco, Mr. Goudelias served as Director of High Yield Research of Seix from February 2001 to May 2004. Prior to joining Seix, Mr. Goudelias was employed at JP Morgan Securities, Inc. as a Senior High Yield Research Analyst from July 1998 to February 2001. He has more than 18 years of investment experience.

Mr. Michael McEachern, CFA has served as Managing Director since joining Trusco in May 2004, when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the SEIX INSTITUTIONAL HIGH YIELD FUND since inception, after serving as the portfolio manager for the Fund's predecessor fund, the Seix High Yield Fund. Prior to joining Trusco, Mr. McEachern served as Senior Portfolio Manager of Seix from June 1997 to May 2004. He has more than 19 years of investment experience.

Mr. John Talty, CFA has served as Executive Vice President since joining Trusco in May 2004 when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the STI CLASSIC INSTITUTIONAL CORE BOND FUND, STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND and STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND since inception, after serving as an investment manager for each Fund's predecessor Fund, the Seix Core Bond Fund, Seix Intermediate Bond Fund and Seix Limited Duration Fund, respectively. Prior to joining Trusco, Mr. Talty served as President & Senior Portfolio Manager of Seix from January 1993 to May 2004. He has more than 23 years of investment experience.

Mr. Perry Troisi has served as Managing Director since joining Trusco in May 2004 when the investment adviser to the predecessor fund, Seix, was acquired by Trusco. He has managed the

STI CLASSIC INSTITUTIONAL CORE BOND FUND and STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND since inception, after serving as a portfolio manager for the predecessor funds, the Seix Core Bond Fund and Seix Intermediate Bond Fund, respectively. Prior to joining Trusco, Mr. Troisi served as Senior Portfolio Manager of Seix from November 1999 to May 2004, after serving as a Fixed Income Portfolio Manager at GRE Insurance Group from February 1996 to July 1999. He has more than 18 years of investment experience.

PURCHASING AND SELLING FUND SHARES

This section tells you how to purchase and sell (sometimes called "redeem") T Shares of the Funds.

HOW TO PURCHASE FUND SHARES

The Funds offer T Shares only to financial institutions or intermediaries, including subsidiaries of SunTrust Banks, Inc. (SunTrust), for their own or their customers' accounts for which they act as fiduciary, agent, investment adviser, or custodian. As a result, you, as a customer of a financial institution may purchase T Shares through accounts made with financial institutions. T Shares will be held of record by (in the name of) your financial institution. Depending upon the terms of your account, however, you may have, or be given, the right to vote your T Shares. The Funds may reject any purchase order if it is determined that accepting the order would not be in the best interests of the STI Classic Funds or its shareholders.

WHEN CAN YOU PURCHASE SHARES?

You may purchase shares on any day that the New York Stock Exchange (NYSE) is open for business (a Business Day).

The price per share (the offering price) will be the net asset value per share
(NAV) next determined after the Funds receive your purchase order. Each Fund calculates its NAV once each Business Day at the regularly-scheduled close of normal trading on the NYSE (normally, 4:00 p.m., Eastern Time). So, for you to receive the current Business Day's NAV, a Fund must receive your purchase order in proper form before 4:00 p.m., Eastern Time. The Fund will not accept orders that request a particular day or price for the transaction or any other special conditions.

YOU MAY HAVE TO TRANSMIT YOUR PURCHASE AND SALE REQUESTS TO SUNTRUST OR OTHER FINANCIAL INSTITUTIONS AT AN EARLIER TIME FOR YOUR TRANSACTION TO BECOME EFFECTIVE THAT DAY. THIS ALLOWS THE FINANCIAL INSTITUTION TIME TO PROCESS YOUR REQUEST AND TRANSMIT IT TO THE ADMINISTRATOR OR TRANSFER AGENT IN TIME TO MEET THE ABOVE STATED FUND CUT-OFF TIMES. FOR MORE INFORMATION ABOUT HOW TO PURCHASE OR SELL FUND SHARES, INCLUDING SPECIFIC SUNTRUST OR OTHER FINANCIAL INSTITUTIONS INTERNAL ORDER ENTRY CUT-OFF TIMES, PLEASE CONTACT YOUR FINANCIAL INSTITUTION DIRECTLY.

HOW THE FUNDS CALCULATE NAV

In calculating NAV, a Fund generally values its investment portfolio at market price. If market prices are unavailable or the Adviser determines in good faith that the market price is unreliable during certain market conditions or for other reasons, fair value prices may be determined in good faith using methods approved by the Board of Trustees.

Some Funds hold securities that are listed on foreign exchanges. These securities may trade on weekends or other days when the Funds do not calculate NAV. As a result, the NAV of these Funds' investments may change on days when you cannot purchase or sell Fund shares.

NET ASSET VALUE

NAV for one Fund share is the value of that share's portion of the net assets of the Fund.

CUSTOMER IDENTIFICATION

FOREIGN INVESTORS

The Funds do not generally accept investments by non-U.S. persons. Non-U.S. persons may be permitted to invest in the Funds subject to the satisfaction of enhanced due diligence.

CUSTOMER IDENTIFICATION AND VERIFICATION

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.

When you open an account, you will be asked to provide your name, address, date of birth, and other information that will allow us to identify you. This information will be verified to ensure the identity of all persons opening a mutual fund account.

The Funds are required by law to reject your new account application if the required identifying information is not provided.

In certain instances, the Funds are required to collect documents to fulfill its legal obligation. Documents provided in connection with your application will be used solely to establish and verify a customer's identity.

Attempts to collect the missing information required on the application will be performed by either contacting you or, if applicable, your broker. If this information is unable to be obtained within a timeframe established in the sole discretion of the Funds (e.g., 72 hours), which may change from time to time, your application will be rejected.

Upon receipt of your application in proper form (or upon receipt of all identifying information required on the application), your investment will be accepted and your order will be processed at the net asset value per share next-determined.

However, the Funds reserve the right to close your account at the then-current day's price if it is unable to verify your identity. Attempts to verify your identity will be performed within a timeframe established in the sole discretion of the Funds (e.g., 96 hours), which may change from time to time. If the Funds are unable to verify your identity, the Funds reserve the right to liquidate your account at the then-current day's price and remit proceeds to you via check. The Funds reserve the further right to hold your proceeds until your original check clears the bank. In such an instance, you may be subject to a gain or loss on Fund shares and will be subject to corresponding tax implications.

ANTI-MONEY LAUNDERING PROGRAM

Customer identification and verification is part of the Funds' overall obligation to deter money laundering under federal law. The Funds have adopted an anti-money laundering compliance program designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. In this regard, the Funds reserve the right to (i) refuse, cancel or rescind any purchase or exchange order, (ii) freeze any account and/or suspend account services, or (iii) involuntarily redeem your account in cases of threatening conduct or suspected fraudulent or illegal activity. These actions will be taken when, in the sole discretion of Fund management, they are deemed to be in the best interest of the Funds or in cases when the Funds are requested or compelled to do so by governmental or law enforcement authority.

HOW TO SELL YOUR FUND SHARES

You may sell your shares on any Business Day by contacting SunTrust or your financial institution. SunTrust or your financial institution will give you information about how to sell your shares including any specific cut-off times required.

Holders of T Shares may sell shares by following the procedures established when they opened their account or accounts with the Funds or with their financial institution or intermediary. The sale price of each share will be the NAV next determined after the Funds receive your request.

RECEIVING YOUR MONEY

Normally, the Funds will send your sale proceeds within five Business Days after a Fund receives your request, but it may take up to seven days.

REDEMPTIONS IN KIND

The Funds generally pay sale (redemption) proceeds in cash. However, under unusual conditions that make the payment of cash unwise (and for the protection of the Fund's remaining shareholders), a Fund might pay all or part of your redemption proceeds in liquid securities with a market value equal to the redemption price (redemption in kind). It is highly unlikely that your shares would ever be redeemed in kind, but if they were you would probably have to pay transaction costs to sell the securities distributed to you, as well as taxes on any capital gains from the sale as with any redemption.

SUSPENSION OF YOUR RIGHT TO SELL YOUR SHARES

A Fund may suspend your right to sell your shares if the NYSE restricts trading, the SEC declares an emergency or for other reasons approved by the SEC. More information about this is in the Statement of Additional Information.

TELEPHONE TRANSACTIONS

Purchasing and selling Fund shares over the telephone is extremely convenient, but not without risk. Although the Funds have certain safeguards and procedures to confirm the identity of callers and the authenticity of instructions, the Funds are not responsible for any losses or costs incurred by following telephone instructions the Funds reasonably believe to be genuine. If you or your financial institution transact with the Funds over the telephone, you will generally bear the risk of any loss. The Funds reserve the right to modify, suspend or terminate telephone transaction privileges at any time.

MARKET TIMERS

It is the policy of the Funds to discourage investments by Market Timers. Short-term or excessive trading into and out of a Fund may harm long-term shareholders by disrupting the Adviser's investment strategy and by increasing Fund expenses. These increased expenses may reduce total return for long-term shareholders, who are not responsible for generating such expenses. Accordingly, any Fund may restrict or refuse purchase or exchange requests by Market Timers or investors who seem to follow a short-term trading pattern that may adversely affect a Fund. You may be classified as a Market Timer if you:

- Request two substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) of any Fund within 14 days; or

- Request three substantial full-cycle transactions (either a purchase and redemption, or an exchange in and out) during any 90 day continuous period.

Anyone considered to be a Market Timer by the Fund, its manager(s) or a shareholder servicing agent will be notified in writing of their designation as a Market Timer. Market Timers who redeem or exchange their shares out of any Fund within 90 days of purchase may be charged a redemption fee of up to 2% of redemption proceeds, which will automatically be paid to the Fund.

This redemption fee does not apply to 401(k)/403(b) type participant accounts, Systematic Withdrawal Plan accounts, SunTrust Securities asset allocation accounts or accounts held through an omnibus arrangement because information may not be available regarding beneficial owners. Dealers who purchase T Shares on behalf of Market Timers, including Market Timers with shares held through an omnibus account, may not be eligible to receive shareholder servicing fees or other contractual concession payments. Further, the Funds reserve the right to refuse any purchase or exchange requests by any investor at any time.

In addition to the previously mentioned initiatives to discourage market timing, the Funds intend to continually evaluate and, if practical, implement other measures to deter market timing.

DISTRIBUTION OF FUND SHARES

From its own assets, the Adviser, the Distributor or their affiliates may make payments based on gross sales and current assets to selected brokerage firms or institutions. The amount of these payments may be substantial. The minimum aggregate sales required for eligibility for such payments, and the factors in selecting the brokerage firms and institutions to which they will be made, are determined from time to time by the Adviser or the Distributor. In addition, the Adviser, the Distributor or their affiliates may pay fees, from their own assets, to brokers, banks, financial advisers, retirement plan service providers and other financial intermediaries for providing distribution-related or shareholder services, in addition to fees that may be paid by the Funds for these purposes.

DIVIDENDS AND DISTRIBUTIONS

Each Fund declares dividends daily and pays these dividends monthly. Each Fund makes distributions of its net realized capital gains, if any, at least annually. If you own Fund shares on a Fund's record date, you will be entitled to receive the distribution.

You will receive dividends and distributions in the form of additional Fund shares unless you elect to receive payment in cash. To elect cash payment, you must notify the Fund in writing prior to the date of the distribution. Your election will be effective for dividends and distributions paid after the Funds receive your written notice. To cancel your election, simply send the Funds written notice.

TAXES

PLEASE CONSULT YOUR TAX ADVISOR REGARDING YOUR SPECIFIC QUESTIONS ABOUT FEDERAL, STATE AND LOCAL INCOME TAXES. Below the Funds have summarized some important tax issues that affect the Funds and their shareholders. This summary is based on current tax laws, which may change.

Each Fund will distribute substantially all of its net investment income and its net realized capital gains, if any, at least annually. The dividends and distributions you receive may be subject to federal, state and local taxation, depending upon your tax situation. Distributions you receive from a Fund may be taxable whether or not you reinvest them. Income distributions are generally taxable at ordinary income tax rates and will not qualify for the reduced tax rates applicable to qualified dividend income. Capital gains distributions are generally taxable at the rates applicable to long-term capital gains. Long-term capital gains are currently taxed at a maximum rate of 15%. Absent further legislation, the maximum rate of 15% on long-term capital gains will cease to apply to taxable years beginning after December 31, 2008. EACH SALE OR EXCHANGE OF FUND SHARES MAY BE A TAXABLE EVENT. FOR TAX PURPOSES, AN EXCHANGE OF YOUR FUND SHARES FOR SHARES OF ANOTHER STI CLASSIC FUND IS TREATED THE SAME AS A SALE.

If you have a tax-advantaged or other retirement account you will generally not be subject to federal taxation on income and capital gain distributions until you begin receiving your distributions from your retirement account. You should consult your tax advisor regarding the rules governing your own retirement plan.

Except for those certain Funds that expect to distribute federally tax-exempt income (described above), the Funds expect to distribute primarily ordinary income dividends taxable at the maximum rate of 35%.

MORE INFORMATION ABOUT TAXES IS IN THE STATEMENT OF ADDITIONAL INFORMATION.

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand a Fund's financial performance. Because the Funds do not have any financial history, the table reflects the Funds' predecessors' Class I operations. Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). The information provided below has been audited by Deloitte & Touche LLP. The Reports of Independent Auditors for each such period, along with the Funds' financial statements and related notes, are included in the Annual Reports to Shareholders for such periods. The 2003 Annual Report is available upon request and without charge by calling 1-800-247-0473. The 2003 Annual Report is incorporated by reference into the Statement of Additional Information.

FINANCIAL HIGHLIGHTS
For the Periods Ended October 31,

                                   NET REALIZED                              DISTR-
                                       AND       TOTAL                     IBUTIONS
         NET ASSET                  UNREALIZED  INCREASE   DISTRIBUTIONS   FROM NET               NET ASSET
           VALUE,         NET       GAIN (LOSS)   FROM        FROM NET     REALIZED     TOTAL       VALUE,               NET ASSETS,
         BEGINNING    INVESTMENT       ON       INVESTMENT   INVESTMENT    GAINS ON     DISTR-     END OF     TOTAL        END OF
          OF YEAR       INCOME     INVESTMENTS  OPERATIONS     INCOME     INVESTMENTS  IBUTIONS     YEAR     RETURN+     YEAR (000)
         ---------    ----------   ------------ ----------   ----------   -----------  --------   ---------  ------     -----------
STI Classic Institutional Core Bond Fund(1)
2003      $  10.00   $   0.30      $   0.35    $   0.65       $  (0.34)            -   $  (0.34)  $  10.31     6.58%    $   33,662
2002         10.34       0.42         (0.29)       0.13          (0.42)     $  (0.05)     (0.47)     10.00     1.38         80,727
2001          9.66       0.59          0.70        1.29          (0.61)            -      (0.61)     10.34    13.82         52,034
2000          9.67       0.63         (0.02)       0.61          (0.62)            -      (0.62)      9.66     6.63         58,099
1999         10.26       0.56         (0.48)       0.08          (0.56)        (0.11)     (0.67)      9.67     0.80         56,285
STI Classic Institutional Intermediate Bond Fund(1)
2003      $  10.12   $   0.37      $   0.15    $   0.52       $  (0.41)            -   $  (0.41)  $  10.23     5.16%    $   28,689
2002         10.63       0.47         (0.23)       0.24          (0.50)     $  (0.25)     (0.75)     10.12     2.47         40,284
2001          9.96       0.57          0.68        1.25          (0.58)            -      (0.58)     10.63    12.87         26,192
2000          9.92       0.64          0.04        0.68          (0.64)            -      (0.64)      9.96     7.08         11,207
1999(2)      10.00       0.20         (0.09)       0.11          (0.19)            -      (0.19)      9.92     1.13*        10,926
Seix Institutional High Yield Fund(1)
2003      $  10.17   $   0.68      $   0.92    $   1.60       $  (0.68)            -   $  (0.68)  $  11.09    16.10%    $1,057,993
2002         10.40       0.63         (0.20)       0.43          (0.63)     $  (0.03)     (0.66)     10.17     4.21         82,017
2001(3)      10.00       0.64          0.36        1.00          (0.60)            -      (0.60)     10.40    10.14*         4,641
STI Classic Institutional Limited Duration Fund(1)
2003      $  10.00   $   0.11      $  (0.02)   $   0.09       $  (0.11)          N/A   $  (0.11)  $   9.98     0.92%    $  146,513
2002(4)      10.00       0.00(5)          -        0.00          (0.00)(5)       N/A      (0.00)     10.00     0.00(6)      12,298

                          RATIO OF
                         EXPENSES TO
                         AVERAGE NET
                           ASSETS        RATIO OF
              RATIO    (BEFORE EXPENSE     NET
             OF NET      WAIVERS AND    INVESTMENT
            EXPENSES    REIMBURSEMENT   INCOME TO     PORTFOLIO
           TO AVERAGE     OF OTHER       AVERAGE      TURNOVER
           NET ASSETS     EXPENSES)     NET ASSETS      RATE
           ----------   --------------  ----------    ---------
STI Classic Institutional Core Bond Fund(1)
2003         0.45%         0.51%         3.10%          463%
2002         0.45          0.70          4.08           502
2001         0.45          0.70          5.85           492
2000         0.45          0.63          6.57           522
1999         0.45          0.71          5.78           562
STI Classic Institutional Intermediate Bond Fund(1)
2003         0.45%         0.56%         3.42%          277%
2002         0.45          0.73          4.63           237
2001         0.45          0.76          5.50           431
2000         0.45          0.88          6.44           342
1999(2)      0.45**        1.81**        5.93**         117*
Seix Institutional High Yield Fund(1)
2003         0.55%         0.67%         6.67%          108%
2002         0.55          1.07          6.80            97
2001(3)      0.55**        3.98**        7.33**         466*
STI Classic Institutional Limited Duration Fund(1)
2003         0.20%         0.26%         1.10%          244%
2002(4)      0.00(6)       0.00(6)       0.00(6)        0(6)

+ Total return would have been lower had certain expenses not been waived or reimbursed.

*     Not Annualized.

**    Annualized.

(1)   On September 2004, the Seix Funds' Core Bond Fund, Intermediate Bond
      Fund, High Yield Fund, and Limited Duration Fund exchanged all of their assets and certain liabilities for shares of the STI Classic Funds' STI Classic Institutional Core Bond Fund, STI Classic Institutional Intermediate Bond Fund, Seix Institutional High Yield Fund, and STI Classic Institutional Limited Duration Fund, respectively. The Seix Funds' Core Bond Fund, Intermediate Bond Fund, High Yield Fund, and Limited Duration Fund are the accounting survivors in this transaction, and as a result, their basis of accounting for assets and liabilities and their operating results have been carried forward in these financial highlights.

(2)   The Fund commenced operations on June 30, 1999.

(3)   The Fund commenced operations on December 29, 2000.

(4)   The Fund commenced operations on October 25, 2002.

(5) Net investment income and distributions from net investment income were less than $0.01 per share.

(6)   Amounts are not meaningful due to the short period of operations.

Amounts designated as " - " are either $0 or have been rounded to $0.

                      HOW TO OBTAIN MORE INFORMATION ABOUT
                              THE STI CLASSIC FUNDS

INVESTMENT ADVISER

Trusco Capital Management, Inc.
50 Hurt Plaza
Suite 1400
Atlanta, Georgia 30303

DISTRIBUTOR

SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP

More information about the Funds is available without charge through the following:

STATEMENT OF ADDITIONAL INFORMATION (SAI)

The SAI dated September 2004, includes detailed information about the Funds. The SAI is on file with the SEC and is incorporated by reference into this prospectus. This means that the SAI, for legal purposes, is a part of this prospectus.

ANNUAL AND SEMI-ANNUAL REPORTS

These reports list each Fund's holdings and contain information from the Funds' managers about strategies and recent market conditions and trends and their impact on Fund performance. The reports also contain detailed financial information about the Funds.

TO OBTAIN AN SAI, ANNUAL OR SEMI-ANNUAL REPORT, OR MORE INFORMATION:

BY TELEPHONE: Call 1-800-428-6970

BY MAIL: Write to the Funds
c/o SEI Investments Distribution Co.
One Freedom Valley Drive
Oaks, Pennsylvania 19456

FROM THE SEC: You can also obtain the SAI or the Annual and Semi-Annual reports, as well as other information about the STI Classic Funds, from the EDGAR Database on the SEC's website (http://www.sec.gov). You may review and copy documents at the SEC Public Reference Room in Washington, DC (for information on the operation of the Public Reference Room, call 202-942-8090). You may request documents by mail from the SEC, upon payment of a duplicating fee, by writing to: Securities and Exchange Commission, Public Reference Section, Washington, DC 20549-0102. You may also obtain this information, upon payment of a duplicating fee, by e-mailing the SEC at publicinfo@sec.gov. The STI Classic Funds' Investment Company Act registration number is 811-06557.

                                                            [Insert Market Code]

                       STATEMENT OF ADDITIONAL INFORMATION

                                STI CLASSIC FUNDS

                               SEPTEMBER __, 2004

                               INVESTMENT ADVISER:
                         TRUSCO CAPITAL MANAGEMENT, INC.
                                 (THE "ADVISER")

This Statement of Additional Information ("SAI") is not a prospectus. It is intended to provide additional information regarding the activities and operations of the Classic Institutional Bond Funds of the STI Classic Funds (the "Trust"). This SAI relates to the following series of the Trust (each a "Fund" and collectively, the "Funds"):

                    STI CLASSIC INSTITUTIONAL CORE BOND FUND
                STI CLASSIC INSTITUTIONAL INTERMEDIATE BOND FUND
                       SEIX INSTITUTIONAL HIGH YIELD FUND
                 STI CLASSIC INSTITUTIONAL LIMITED DURATION FUND

This SAI is incorporated by reference into, and should be read in conjunction with, the Funds' prospectuses dated September __, 2004. Capitalized terms not defined herein are defined in the prospectuses. A prospectus may be obtained by writing to the Trust or calling toll-free 1-800-428-6970.

THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

                                TABLE OF CONTENTS

THE TRUST...................................................      3
DESCRIPTION OF PERMITTED INVESTMENTS........................      3
INVESTMENT LIMITATIONS......................................     25
THE ADVISER.................................................     27
THE ADMINISTRATOR...........................................     28
THE DISTRIBUTOR.............................................     29
THE TRANSFER AGENT..........................................     32
THE CUSTODIAN...............................................     32
INDEPENDENT AUDITORS........................................     32
LEGAL COUNSEL...............................................     32
TRUSTEES AND OFFICERS OF THE TRUST..........................     32
PURCHASING AND REDEEMING SHARES.............................     37
DETERMINATION OF NET ASSET VALUE............................     37
TAXES.......................................................     39
FUND TRANSACTIONS...........................................     41
PORTFOLIO TURNOVER RATE.....................................     43
DESCRIPTION OF SHARES.......................................     44
VOTING RIGHTS...............................................     44
SHAREHOLDER LIABILITY.......................................     44
LIMITATION OF TRUSTEES' LIABILITY...........................     44
CODES OF ETHICS.............................................     45
PROXY VOTING................................................     45
FINANCIAL STATEMENTS........................................     45
APPENDIX A - DESCRIPTION OF RATINGS.........................    A-1
APPENDIX B - PROXY VOTING POLICIES AND PROCEDURES...........    B-1

THE TRUST

Each Fund is a separate series of the Trust, an open-end management investment company established under Massachusetts law as a Massachusetts business trust under a Declaration of Trust dated January 15, 1992. The Declaration of Trust permits the Trust to offer separate series (each a "Fund" and collectively, the "Funds") of units of beneficial interest ("shares") and different classes of shares of each Fund. The Trust reserves the right to create and issue shares of additional funds and/or classes. This SAI relates to shares of the STI Classic Institutional Core Bond Fund, STI Classic Institutional Intermediate Bond Fund, Seix Institutional High Yield Fund and STI Classic Institutional Limited Duration Fund, which may be offered through four separate classes (A Shares, Institutional Shares, L Shares and T Shares).

DESCRIPTION OF PERMITTED INVESTMENTS

The Funds' respective investment objectives and principal investment strategies are described in the prospectuses. The following information supplements, and should be read in conjunction with, the prospectuses. Following are descriptions of the permitted investments and investment practices discussed in the Funds' "Investment Strategy" section and the associated risk factors. The Adviser will only invest in any of the following instruments or engage in any of the following investment practices if such investment or activity is consistent with and permitted by the Funds' stated investment policies.

ASSET-BACKED SECURITIES. Asset-backed securities are securities backed by non-mortgage assets such as company receivables, truck and auto loans, leases, and credit card receivables, and mortgage-like assets such as home equity loans or loans on manufactured housing. These securities may be traded over-the-counter and typically have a short-intermediate maturity structure depending on the pay-down characteristics of the underlying financial assets which are passed through to the security holder. These securities are generally issued as pass-through certificates, which represent undivided fractional ownership interests in the underlying pool of assets. Asset-backed securities may also be debt obligations, which are known as collateralized obligations and are generally issued as the debt of a special purpose entity, such as a trust, organized solely for the purpose of owning these assets and issuing debt obligations.

Asset-backed securities are not issued or guaranteed by the U.S. Government, its agencies or instrumentalities; however, the payment of principal and interest on such obligations may be guaranteed up to certain amounts and, for a certain period, by a letter of credit issued by a financial institution (such as a bank or insurance company) unaffiliated with the issuers of such securities. The purchase of asset-backed securities raises risk considerations peculiar to the financing of the instruments underlying such securities. There is also the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on those securities.

Asset-backed securities entail prepayment risk, which may vary depending on the type of asset, but is generally less than the prepayment risk associated with mortgage-backed securities. In addition, credit card receivables are unsecured obligations of the card holder.

BORROWING. As required by the Investment Company Act of 1940, as amended (the "1940 Act"), a Fund must maintain continuous asset coverage (total assets, including assets acquired with borrowed funds, less liabilities exclusive of borrowings) of 300% of all amounts borrowed. If, at any time, the value of the Fund's assets should fail to meet this 300% coverage test, the Fund, within three days (not including Sundays and holidays), will reduce the amount of the Fund's borrowings to the extent necessary to meet this 300% coverage. Maintenance of this percentage limitation may result in the sale of portfolio securities at a time when investment considerations otherwise indicate that it would be disadvantageous to do so.

In addition to the foregoing, the Funds are authorized to borrow money as a temporary measure for extraordinary or emergency purposes in amounts not in excess of 5% of the value of the Fund's total assets. This borrowing is not subject to the foregoing 300% asset coverage requirement. The Funds are authorized to pledge portfolio securities as the Adviser deems appropriate in connection with any borrowings.

Borrowing may subject the Funds to interest costs, which may exceed the interest received on the securities purchased with the borrowed funds. The Funds may borrow at times to meet redemption requests rather than sell portfolio securities to raise the necessary cash. Borrowing can involve leveraging when securities are purchased with the borrowed money.

BRADY BONDS. A Brady Bond is a U.S. dollar denominated bond issued by an emerging market, particularly those in Latin America, and collateralized by U.S. Treasury zero-coupon bonds. In the event of a default on collateralized Brady Bonds for which obligations are accelerated, the collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments which would have then been due on the Brady Bonds in the normal course.

CERTIFICATES OF DEPOSIT. Certificates of deposit are interest bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

COMMERCIAL PAPER. Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations and other entities. Maturities on these issues vary from a few to 270 days.

CONVERTIBLE BONDS. Convertible bonds are bonds which may be converted, at the option of either the issuer or the holder, into a specified amount of common stock of the issuer, or in the case of exchangeable bonds, into the common stock of another corporation. Convertible bonds are generally subordinate to other publicly held debt of the issuer, and therefore typically have a lower credit rating than non-convertible debt of the issuer. Convertible bonds generally carry a lower coupon rate than the issuer would otherwise pay at issuance in exchange for the conversion feature. In addition to the interest rate risk factors generally associated with fixed income investments, the market risk of a convertible bond is determined by changes in the credit quality of the issuer and price changes and volatility of the stock into which the bond may be converted. The conversion feature may cause a convertible bond to be significantly more volatile than other types of fixed income investments. Convertible bonds for which the value of the conversion feature is deemed worthless are generally referred to as "busted" convertibles, and risk associated more closely approximates that of similar debt without the conversion feature.

CORPORATE ISSUES. Each Fund may invest in corporate issues, which are debt instruments issued by private corporations. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders of the corporation as to both income and assets for the principal and interest due to the bondholder. Each Fund will buy corporate issues subject to any quality constraints. Corporate issues may also be issued by master limited partnerships and real estate investment trusts, or REITS.

CUSTODIAL RECEIPTS. A custodial receipt represents an indirect interest in a tax-exempt bond that is deposited with a custodian. For example, custodial receipts may be used to permit the sale of the deposited bond in smaller denominations than would otherwise be permitted. Frequently, custodial receipts are issued to attach bond insurance or other forms of credit enhancement to the deposited tax-exempt bond. Note, because a "separate security" is not created by the issuance of a receipt, many of the tax advantages bestowed upon holders of the deposited tax-exempt bond are also conferred upon the custodial receipt holder.

DEBT SECURITIES. Debt securities (e.g., bonds, notes, debentures) represent money borrowed that obligates the issuer (e.g., a corporation, municipality, government, government agency) to repay the borrowed amount at maturity (when the obligation is due and payable) and usually to pay the holder interest at specific times.

DOLLAR ROLLS. Dollar rolls are transactions in which securities are sold for delivery and the seller contracts to repurchase substantially similar securities on a specified future date. Any difference between the sale price and the purchase price (plus interest earned on the cash proceeds of the sale) is applied against the past interest income on the securities sold to arrive at an implied borrowing rate.

Dollar rolls may be renewed prior to cash settlement and initially may involve only a firm commitment agreement by the Fund to buy a security.

If the broker-dealer to whom a Fund sells the security becomes insolvent, the Fund's right to repurchase the security may be restricted. Other risks involved in entering into dollar rolls include the risk that the value of the security may change adversely over the term of the dollar roll and that the security the Fund is required to repurchase may be worth less than the security that the Fund originally held. To avoid any leveraging concerns, the Fund will maintain U.S. government or other liquid assets in an amount sufficient to cover its repurchase obligation.

EQUIPMENT TRUST CERTIFICATES ("ETCS"). ETCs are issued by a trust formed to finance large purchases of equipment, such as airplanes, at favorable interest rates. Legal title on such equipment is held by a trustee. The trustee leases the equipment and sells ETCs at a small discount to the purchase price of the equipment. The lease payments are then used to pay principal and interest to the ETC holders.

EXCHANGE TRADED FUNDS ("ETFS"). ETFs are investment companies whose shares are bought and sold on a securities exchange. An ETF holds a portfolio of securities designed to track a particular market segment or index. A Fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or foreign market while awaiting an opportunity to purchase securities directly. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile than the underlying portfolio of securities and ETFs have management fees that increase their costs versus the costs of owning the underlying securities directly. (See also "Investment Company Shares" below).

EURODOLLAR AND YANKEE DOLLAR OBLIGATIONS. Eurodollar obligations are U.S. dollar denominated obligations issued outside the United States by non-U.S. corporations or other entities. Yankee dollar obligations are U.S. dollar denominated obligations issued in the United States by non-U.S. corporations or other entities. Yankee obligations are subject to the same risks that pertain to the domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Yankee obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and the expropriation or nationalization or foreign issuers.

FIXED INCOME SECURITIES. Fixed income securities are debt obligations issued by corporations, municipalities and other borrowers. The market value of fixed income investments will change in response to interest rate changes and other factors. During periods of falling interest rates, the values of outstanding fixed income securities generally rise. Conversely, during periods of rising interest rates, the values of such securities generally decline. Moreover, while securities with longer maturities tend to produce higher yields, the prices of longer maturity securities are also subject to greater market fluctuations as a result of changes in interest rates. Changes by recognized agencies in the rating of any fixed income security and in the ability of an issuer to make payments of interest and principal will also affect the value of these investments. Changes in the value of portfolio securities will not affect cash income derived from these securities but will affect the Funds' net asset value.

FLOATING RATE INSTRUMENTS. Floating rate instruments have a rate of interest that is set as a specific percentage of a designated base rate (such as LIBOR). Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion be equivalent to the long-term bond or commercial paper ratings stated in the prospectus. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand.

FOREIGN SECURITIES. Foreign securities may include U.S. dollar denominated obligations or securities of foreign issuers denominated in other currencies. Possible investments include obligations of foreign corporations and other entities, obligations of foreign branches of U.S. banks and of foreign banks, including, without limitation, European Certificates of Deposit, European Time Deposits, European Bankers' Acceptances, Canadian Time Deposits, Europaper and Yankee Certificates of Deposit, and investments in Canadian Commercial Paper and foreign securities. These instruments have investment risks that differ in some respects from those related to investments in obligations of U.S. domestic issuers. These risks include future adverse political and economic developments, the possible imposition of withholding taxes on interest or other income, possible seizure, nationalization, or expropriation of foreign deposits, the possible establishment of exchange controls or taxation at the source, greater fluctuations in value due to changes in exchange rates, or the adoption of other foreign governmental restrictions which might adversely affect the payment of principal and interest on such obligations. These investments may also entail higher custodial fees and sales commissions than domestic investments. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks.

In making investment decisions for the Funds, the Adviser evaluates the risks associated with investing Fund assets in a particular country, including risks stemming from a country's financial infrastructure and settlement practices; the likelihood of expropriation, nationalization or confiscation of invested assets; prevailing or developing custodial practices in the country; the country's laws and regulations regarding the safekeeping, maintenance and recovery of invested assets, the likelihood of government-imposed exchange control restrictions which could impair the liquidity of Fund assets maintained with custodians in that country, as well as risks from political acts of foreign governments ("country risks"). Of course, the Adviser cannot assure that the Fund will not suffer losses resulting from investing in foreign countries.

Holding Fund assets in foreign countries through specific foreign custodians presents additional risks, including but not limited to the risks that a particular foreign custodian or depository will not exercise proper care with respect to Fund assets or will not have the financial strength or adequate practices and procedures to properly safeguard Fund assets.

By investing in foreign securities, the Funds attempt to take advantage of differences between both economic trends and the performance of securities markets in the various countries, regions and geographic areas as prescribed by each Fund's investment objective and policies. During certain periods the investment return on securities in some or all countries may exceed the return on similar investments in the United States, while at other times the investment return may be less than that on similar U.S. securities. The international investments of a Fund may reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by a Fund's investments in one foreign market represented in its portfolio may offset potential gains from the Fund's investments in another country's markets.

Emerging countries are all countries that are considered to be developing or emerging countries by the World Bank or the International Finance Corporation, as well as countries classified by the United Nations or otherwise regarded by the international financial community as developing.

FORWARD FOREIGN CURRENCY CONTRACTS. Forward foreign currency contracts involve obligations to purchase or sell a specific currency amount at a future date, agreed upon by the parties, at a price set at the time of the contract. A Fund may also enter into a contract to sell, for a fixed amount of U.S. dollars or other appropriate currency, the amount of foreign currency approximating the value of some or all of the Fund's securities denominated in the foreign currency. A Fund may realize a gain or loss from currency transactions.

FUTURES AND OPTIONS ON FUTURES. Futures contracts provide for the future sale by one party and purchase by another party of a specified amount of a specific security at a specified future time and at a specified price. An option on a futures contract gives the purchaser the right, in exchange for a premium, to assume a position in a futures contract at a specified exercise price during the term of the option. A Fund will reduce the risk that it will be unable to close out a futures contract by only entering into futures contracts that are traded on a national futures exchange regulated by the Commodities Futures Trading Commission ("CFTC"). A Fund may use futures contracts and related options for bona fide hedging; attempting to offset changes in the value of securities held or expected to be acquired or be disposed of; attempting to minimize fluctuations in foreign currencies; attempting to gain exposure to a particular market, index or instrument; or other risk management purposes. To the extent a Fund uses futures and/or options on futures, it will do so in accordance with Rule 4.5 of the Commodity Exchange Act ("CEA"). The Trust, on behalf of each Fund, has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" in accordance with Rule 4.5 and therefore, no Fund is subject to registration or regulation as a commodity pool operator under the CEA.

An index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value at the close of trading of the contract and the price at which the futures contract is originally struck. No physical delivery of the securities comprising the index is made; generally contracts are closed out prior to the expiration date of the contract.

When a Fund purchases or sells a futures contract, or sells an option thereon, the Fund is required to "cover" its position in order to limit leveraging and related risks. A long position is established when the Adviser purchases a stock outright and a short position is established when the Adviser sells a security that it has borrowed. To cover its position, a Fund may maintain with its custodian bank (and marked-to-market on a daily basis), a segregated account consisting of cash or liquid securities that, when added to any amounts deposited with a futures commission merchant as margin, are equal to the market value of the futures contract or otherwise "cover" its position in a manner consistent with the 1940 Act or the rules and Securities and Exchange Commission (the "SEC"), interpretations thereunder. The segregated account functions as a practical limit on the amount of leverage which the Fund may undertake and on the potential increase in the speculative character of the Fund's outstanding portfolio securities. Additionally, such segregated accounts will generally assure the availability of adequate funds to meet the obligations of the fund arising from such investment activities.

A Fund may also cover its long position in a futures contract by purchasing a put option on the same futures contract with a strike price (i.e., an exercise price) as high or higher than the price of the futures contract. In the alternative, if the strike price of the put is less than the price of the futures contract, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its long position in a futures contract by taking a short position in the instruments underlying the futures contract, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract. A Fund may cover its short position in a futures contract by taking a long position in the instruments underlying the futures contracts, or by taking positions in instruments with prices which are expected to move relatively consistently with the futures contract.

A Fund may cover its sale of a call option on a futures contract by taking a long position in the underlying futures contract at a price less than or equal to the strike price of the call option. In the alternative, if the long position in the underlying futures contract is established at a price greater than the strike price of the written (sold) call, the Fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the call and the price of the futures contract. A Fund may also cover its sale of a call option by taking positions in instruments with prices which are expected to move relatively consistently with the call option. A Fund may cover its sale of a put option on a futures contract by taking a short position in the underlying futures contract at a price greater than or equal to the strike price of the put option, or, if the short position in the underlying futures contract is established at a price less than the strike price of the written put, the fund will maintain in a segregated account cash or liquid securities equal in value to the difference between the strike price of the put and the price of the futures contract. A Fund may also cover its sale of a put option by taking positions in instruments with prices which are expected to move relatively consistently with the put option.

There are significant risks associated with a Fund's use of futures contracts and related options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates, (2) there may be an imperfect or no correlation between the changes in market value of the securities held by the Fund and the prices of futures and options on futures, (3) there may not be a liquid secondary market for a futures contract or option, (4) trading restrictions or limitations may be imposed by an exchange, and (5) government regulations may restrict trading in futures contracts and options on futures. In addition, some strategies reduce a Fund's exposure to price fluctuations, while others tend to increase its market exposure.

HEDGING TECHNIQUES. Hedging is an investment strategy designed to offset investment risks. Hedging activities include, among other things, the use of options and futures. There are risks associated with hedging activities, including: (i) the success of a hedging strategy may depend on an ability to predict movements in the prices of individual securities, fluctuations in markets, and movements in interest rates; (ii) there may be an imperfect or no correlation between the changes in market value of the securities held by a Fund and the prices of futures and option on futures; (iii) there may not be a liquid secondary market for a futures contract or option; and (iv) trading restrictions or limitations may be imposed by an exchange, and government regulations may restrict trading in futures contracts and options.

HIGH YIELD SECURITIES. High yield securities, commonly referred to as junk bonds, are debt obligations rated below investment grade, i.e., below BBB by Standard & Poor's Ratings Group ("S&P") or Baa by

Moody's Investors Service, Inc. ("Moody's"), or their unrated equivalents. The risks associated with investing in high yield securities include:

(i) High yield, lower rated bonds involve greater risk of default or price declines than investments in investment grade securities (e.g., securities rated BBB or higher by S&P or Baa or higher by Moody's) due to changes in the issuer's creditworthiness.

(ii) The market for high risk, high yield securities may be thinner and less active, causing market price volatility and limited liquidity in the secondary market. This may limit the ability of a Fund to sell these securities at their fair market values either to meet redemption requests, or in response to changes in the economy or the financial markets.

(iii) Market prices for high risk, high yield securities may also be affected by investors' perception of the issuer's credit quality and the outlook for economic growth. Thus, prices for high risk, high yield securities may move independently of interest rates and the overall bond market.

(iv) The market for high risk, high yield securities may be adversely affected by legislative and regulatory developments.

HIGH YIELD FOREIGN SOVEREIGN DEBT SECURITIES. Investing in fixed and floating rate high yield foreign sovereign debt securities will expose the Fund to the direct or indirect consequences of political, social or economic changes in countries that issue the securities. The ability of a foreign sovereign obligor to make timely payments on its external debt obligations will also be strongly influenced by the obligor's balance of payments, including export performance, its access to international credits and investments, fluctuations in interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. If a foreign sovereign obligor cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks and multilateral organizations, and inflows of foreign investment. The commitment on the part of these foreign governments, multilateral organizations and others to make such disbursements may be conditioned on the government's implementation of economic reforms and/or economic performance and the timely service of its obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds, which may further impair the obligor's ability or willingness to timely service its debts.

ILLIQUID SECURITIES. Illiquid securities are securities that cannot be sold or disposed of in the ordinary course of business (within seven days) at approximately the prices at which they are valued. Because of their illiquid nature, illiquid securities must be priced at fair value as determined in good faith pursuant to procedures approved by the Trust's Board of Trustees. Despite such good faith efforts to determine fair value prices, the Fund's illiquid securities are subject to the risk that the security's fair value price may differ from the actual price which the Fund may ultimately realize upon its sale or disposition. Difficulty in selling illiquid securities may result in a loss or may be costly to a fund. Under the supervision of the Trust's Board of Trustees, the Adviser determines the liquidity of the Fund's investments. In determining the liquidity of the Fund's investments, the Adviser may consider various factors, including (1) the frequency and volume of trades and quotations, (2) the number of dealers and prospective purchasers in the marketplace, (3) dealer undertakings to make a market, and (4) the nature of the security and the market in which it trades (including any demand, put or tender features, the mechanics and other requirements for transfer, any letters of credit or other credit enhancement features, any ratings, the number of holders, the method of soliciting offers, the time required to dispose of the security, and the ability to assign or offset the rights and obligations of the security). A Fund will not invest more than 15% of its net assets in illiquid securities.

INVESTMENT COMPANY SHARES. The Funds may invest in shares of other investment companies, to the extent permitted by applicable law and subject to certain restrictions. These investment companies typically incur fees that are separate from those fees incurred directly by the Funds. The Funds' purchase of such investment company securities results in the layering of expenses, such that shareholders would indirectly bear a proportionate share of the operating expenses of such investment companies, including advisory fees, in addition to paying the Funds' expenses. Under applicable regulations, unless an exception is available, the Funds are prohibited from acquiring the securities of another investment company if, as a result of such acquisition: (1) the Funds own more than 3% of the total voting stock of the other company; (2) securities issued by any one investment company represent more than 5% of the Funds' total assets; or
(3) securities (other than treasury stock) issued by all investment companies represent more than 10% of the total assets of the Funds.

For hedging or other purposes, each Fund may invest in investment companies that seek to track the composition and/or performance of specific indexes or portions of specific indexes. Certain of these investment companies, known as ETFs, are traded on a securities exchange. The market prices of index-based investments will fluctuate in accordance with changes in the underlying portfolio securities of the investment company and also due to supply and demand of the investment company's shares on the exchange upon which the shares are traded. Index-based investments may not replicate or otherwise match the composition or performance of their specified index due to transaction costs, among other things. Examples of ETFs include SPDRs(R), Select Sector SPDRs(R), DIAMONDS(SM), NASDAQ 100 Shares, and iShares. Pursuant to an order issued by the SEC to iShares and procedures approved by the Board, each Fund may invest in iShares ETFs in excess of the 5% and 10% limits described above, provided that the Fund has described ETF investments in its prospectus and otherwise complies with the conditions of the SEC, as it may be amended, and any other applicable investment limitations.

INVESTMENT GRADE OBLIGATIONS. Investment grade obligations are fixed income obligations rated by one or more of the rating agencies in one of the four highest rating categories at the time of purchase (e.g., AAA, AA, A or BBB by S&P or Fitch, Inc. or Aaa, Aa, A or Baa by Moody's or determined to be of equivalent quality by the Adviser). Securities rated BBB or Baa represent the lowest of four levels of investment grade obligations and are regarded as borderline between sound obligations and those in which the speculative element begins to predominate. Ratings assigned to fixed income securities represent only the opinion of the rating agency assigning the rating and are not dispositive of the credit risk associated with the purchase of a particular fixed income obligation. A Fund may hold unrated securities if the Adviser considers the risks involved in owning that security to be equivalent to the risks involved in holding an investment grade security. Moreover, market risk also will affect the prices of even the highest rated fixed income obligation so that their prices may rise or fall even if the issuer's capacity to repay its obligation remains unchanged.

LEVERAGED BUYOUTS. The Fund may invest in leveraged buyout limited partnerships and funds that, in turn, invest in leveraged buyout transactions ("LBOs"). An LBO, generally, is an acquisition of an existing business by a newly formed corporation financed largely with debt assumed by such newly formed corporation to be later repaid with funds generated from the acquired company. Since most LBOs are by nature highly leveraged (typically with debt to equity ratios of approximately 9 to 1), equity investments in LBOs may appreciate substantially in value given only modest growth in the earnings or cash flow of the acquired business. Investments in LBO partnerships and funds, however, present a number of risks. Investments in LBO limited partnerships and funds will normally lack liquidity and may be subject to intense competition from other LBO limited partnerships and funds. Additionally, if the cash flow of the acquired company is insufficient to service the debt assumed in the LBO, the LBO limited partnership or fund could lose all or part of its investment in such acquired company.

LOAN PARTICIPATIONS. Loan participations are interests in loans to U.S. corporations which are administered by the lending bank or agent for a syndicate of lending banks. In a loan participation, the borrower corporation is the issuer of the participation interest except to the extent the Fund derives its rights from the intermediary bank. Because the intermediary bank does not guarantee a loan participation, a loan participation is subject to the credit risks associated with the underlying corporate borrower.

In the event of bankruptcy or insolvency of the corporate borrower, a loan participation may be subject to certain defenses that can be asserted by the borrower as a result of improper conduct by the intermediary bank. In addition, in the event the underlying corporate borrower fails to pay principal and interest when due, the Fund may be subject to delays, expenses, and risks that are greater than those that would have been involved if the Fund had purchased a direct obligation of the borrower. Under the terms of a Loan Participation, the Fund may be regarded as a creditor of the intermediary bank (rather than of the underlying corporate borrower), so that the Fund may also be subject to the risk that the intermediary bank may become insolvent.

The secondary market for loan participations is limited and any such participation purchased by the Fund may be regarded as illiquid.

MEDIUM-TERM NOTES. Medium term notes are periodically or continuously offered corporate or agency debt that differs from traditionally underwritten corporate bonds only in the process by which they are issued.

MONEY MARKET SECURITIES. Money market securities include short-term U.S. government securities; custodial receipts evidencing separately traded interest and principal components of securities issued by the U.S. Treasury; commercial paper rated in the highest short-term rating category by a nationally recognized statistical ratings organization ("NRSRO"), such as S&P or Moody's, or determined by the Adviser to be of comparable quality at the time of purchase; short-term bank obligations (certificates of deposit, time deposits and bankers' acceptances) of U.S. commercial banks with assets of at least $1 billion as of the end of their most recent fiscal year; and repurchase agreements involving such securities. Each of these money market securities are described herein. For a description of ratings, see Appendix A to this SAI.

MORTGAGE-BACKED SECURITIES. Each Fund may invest in mortgage-backed and asset-backed securities. Mortgage-backed securities ("MBS") are securities which represent ownership interests in, or are debt obligations secured entirely or primarily by, "pools" of residential or commercial mortgage loans or other asset-backed securities (the "Underlying Assets"). Such securities may be issued by such entities as Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC"), commercial banks, savings and loan associations, mortgage banks, or by issuers that are affiliates of or sponsored by such entities. Obligations of GNMA are backed by the full faith and credit of the U.S. Government. Obligations of Fannie Mae and FHLMC are not backed by the full faith and credit of the U.S. Government, but are considered to be of high quality since they are considered to be instrumentalities of the United States. Each Fund will not purchase mortgage-backed securities that do not meet the above minimum credit standards. In the case of mortgage-backed securities representing ownership interests in the Underlying Assets, the principal and interest payments on the underlying mortgage loans are distributed monthly to the holders of the mortgage-backed securities. In the case of mortgage-backed securities representing debt obligations secured by the Underlying Assets, the principal and interest payments on the underlying mortgage loans, and any reinvestment income thereon, provide the funds to pay debt service on such mortgage-backed securities.

Certain mortgage-backed securities represent an undivided fractional interest in the entirety of the Underlying Assets (or in a substantial portion of the Underlying Assets, with additional interests junior to that of the mortgage-backed security), and thus have payment terms that closely resemble the payment terms of the Underlying Assets.

In addition, many mortgage-backed securities are issued in multiple classes. Each class of such multi-class mortgage-backed securities, often referred to as a "tranche", is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayment on the Underlying Assets may cause the MBSs to be retired substantially earlier than their stated maturities or final distribution dates. Interest is paid or accrues on all or most classes of the MBSs on a periodic basis, typically monthly or quarterly. The principal of and interest on the Underlying Assets may be allocated among the several classes of a series of a MBS in many different ways. In a relatively common structure, payments of principal (including any principal prepayments) on the Underlying Assets are applied to the classes of a series of a MBS in the order of their respective stated maturities so that no payment of principal will be made on any class of MBSs until all other classes having an earlier stated maturity have been paid in full.

An important feature of mortgage-backed securities is that the principal amount is generally subject to partial or total prepayment at any time because the Underlying Assets (i.e., loans) generally may be prepaid at any time.

Private pass-through securities are mortgage-backed securities issued by a non-governmental agency, such as a trust. While they are generally structured with one or more types of credit enhancement, private pass-through securities generally lack a guarantee by an entity having the credit status of a governmental agency or instrumentality. The two principal types of private mortgage-backed securities are collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduits ("REMICs").

CMOs are collateralized mortgage obligations which are collateralized by mortgage pass-through securities. Cash flows from the mortgage pass-through securities are allocated to various tranches (a "tranche" is essentially a separate security) in a predetermined, specified order. Each tranche has a stated maturity - the latest date by which the tranche can be completely repaid, assuming no prepayments - and has an average life - the average of the time to receipt of a principal payment weighted by the size of the principal payment. The average life is typically used as a proxy for maturity because the debt is amortized (repaid a portion at a time), rather than being paid off entirely at maturity, as would be the case in a straight debt instrument.

Although some of the mortgages underlying CMOs may be supported by various types of insurance, and some CMOs may be backed by GNMA certificates or other mortgage pass-throughs issued or guaranteed by U.S. government agencies or instrumentalities, the CMOs themselves are not generally guaranteed.

REMICs are private entities formed for the purpose of holding a fixed pool of mortgages secured by an interest in real property. REMICs are similar to CMOs in that they issue multiple classes of securities and are rated in one of the two highest categories by S&P or Moody's.

Investors may purchase beneficial interests in REMICs, which are known as "regular" interests, or "residual" interests. Guaranteed REMIC pass-through certificates ("REMIC Certificates") issued by Fannie Mae or FHLMC represent beneficial ownership interests in a REMIC trust consisting principally of mortgage loans or Fannie Mae, FHLMC or GNMA-guaranteed mortgage pass-through certificates. For FHLMC REMIC Certificates, FHLMC guarantees the timely payment of interest. GNMA REMIC Certificates are backed by the full faith and credit of the U.S. Government.

Stripped mortgage-backed securities are securities that are created when a U.S. government agency or a financial institution separates the interest and principal components of a mortgage-backed security and sells them as individual securities. The holder of the "principal only" security ("PO") receives the principal payments made by the underlying mortgage-backed security, while the holder of the "interest only" security ("IO") receives interest payments from the same underlying security.

The prices of stripped mortgage-backed securities may be particularly affected by changes in interest rates. As interest rates fall, prepayment rates tend to increase, which tends to reduce prices of IOs and increase prices of POs. Rising interest rates can have the opposite effect.

MUNICIPAL FORWARDS. Municipal forwards are forward commitments for the purchase of tax-exempt bonds with a specified coupon to be delivered by an issuer at a future date, typically exceeding 45 days but normally less than one year after the commitment date. Municipal forwards are normally used as a refunding mechanism for bonds that may only be redeemed on a designated future date (see "When-Issued Securities and Forward Commitment Securities" for more information).

MUNICIPAL LEASE OBLIGATIONS. Municipal lease obligations are securities issued by state and local governments and authorities to finance the acquisition of equipment and facilities. They may take the form of a lease, an installment purchase contract, a conditional sales contract, or a participation interest in any of the above.

MUNICIPAL SECURITIES. Municipal bonds include general obligation bonds, revenue or special obligation bonds, private activity and industrial development bonds and participation interests in municipal bonds. General obligation bonds are backed by the taxing power of the issuing municipality. Revenue bonds are backed by the revenues of a project or facility (for example, tolls from a bridge). Certificates of participation represent an interest in an underlying obligation or commitment, such as an obligation issued in connection with a leasing arrangement. The payment of principal and interest on private activity and industrial development bonds generally is totally dependent on the ability of a facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for the payment.

Municipal notes consist of general obligation notes, tax anticipation notes (notes sold to finance working capital needs of the issuer in anticipation of receiving taxes on a future date), revenue anticipation notes (notes sold to provide needed cash prior to receipt of expected non-tax revenues from a specific source), bond anticipation notes, certificates of indebtedness, demand notes and construction loan notes. A Fund's investments in any of the notes described above will be limited to those obligations (i) where both principal and interest are backed by the full faith and credit of the United States, (ii) which are rated MIG-2 or V-MIG-2 at the time of investment by Moody's, (iii) which are rated SP-2 at the time of investment by S&P, or (iv) which, if not rated by S&P or Moody's, are in the Adviser's judgment, of at least comparable quality to MIG-2, VMIG-2 or SP-2.

Municipal bonds must be rated at least BBB or better by S&P or at least Baa or better by Moody's at the time of purchase for the Tax-Exempt Bond Funds or in one of the two highest short-term rating categories by S&P or Moody's for the Tax-Exempt Money Market Fund or, if not rated by S&P or Moody's, must be deemed by the Adviser to have essentially the same characteristics and quality as bonds having the above ratings. A Fund may purchase industrial development and pollution control bonds if the interest paid is exempt from federal income tax. These bonds are issued by or on behalf of public authorities to raise money to finance various privately-operated facilities for business and manufacturing, housing, sports and pollution control. These bonds are also used to finance public facilities such as airports, mass transit systems, ports and parking. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

Private activity bonds are issued by or on behalf of states, or political subdivisions thereof, to finance privately owned or operated facilities for business and manufacturing, housing, sports, and pollution control, and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports parking and low-income housing. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the facility's user to meet its financial obligations and may be secured by a pledge of real and personal property so financed.

Investments in floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Adviser may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

The Adviser has the authority to purchase securities at a price which would result in a yield to maturity lower than that generally offered by the seller at the time of purchase when they can simultaneously acquire the right to sell the securities back to the seller, the issuer, or a third party (the "writer") at an agreed-upon price at any time during a stated period or on a certain date. Such a right is generally denoted as a "standby commitment" or a "put." The purpose of engaging in transactions involving puts is to maintain flexibility and liquidity in order to meet redemptions and remain as fully invested as possible in municipal securities. The right to put the securities depends on the writer's ability to pay for the securities at the time the put is exercised. The Funds will limit their put transactions to those with institutions which the Adviser believes present minimum credit risks, and the Adviser will use its best efforts to initially determine and thereafter monitor the financial strength of the put providers by evaluating their financial statements and such other information as is available in the marketplace. It may, however, be difficult to monitor the financial strength of the writers where adequate current financial information is not available. In the event that any writer is unable to honor a put for financial reasons, the affected Fund would be a general creditor (i.e., on parity with all other unsecured creditors) of the writer. Furthermore, particular provisions of the contract between a Fund and the writer may excuse the writer from repurchasing the securities in certain circumstances (for example, a change in the published rating of the underlying municipal securities or any similar event that has an adverse effect on the issuer's credit); or a provision in the contract may provide that the put will not be exercised except in certain special cases, for example, to maintain portfolio liquidity. A Fund could, however, sell the underlying portfolio security in the open market or wait until the portfolio security matures, at which time it should realize the full par value of the security. Municipal securities purchased subject to a put may be sold to third persons at any time, even though the put is outstanding, but the put itself, unless it is an integral part of the security as originally issued, may not be marketable or otherwise assignable. Sale of the securities to third parties or lapse of time with the put unexercised may terminate the right to put the securities. Prior to the expiration of any put option, a Fund could seek to negotiate terms for the extension of such an option. If such a renewal cannot be negotiated on terms satisfactory to a Fund, the Fund could, of course, sell the portfolio security. The maturity of the underlying security will generally be different from that of the put. There will be no limit to the percentage of portfolio securities that the

Funds may purchase subject to a put. For the purpose of determining the "maturity" of securities purchased subject to an option to put, and for the purpose of determining the dollar-weighted average maturity of the Funds including such securities, the Trust will consider "maturity" to be the first date on which it has the right to demand payment from the writer of the put although the final maturity of the security is later than such date.

Other types of tax-exempt instruments which are permissible investments include floating rate notes. Investments in such floating rate instruments will normally involve industrial development or revenue bonds which provide that the rate of interest is set as a specific percentage of a designated base rate (such as the prime rate) at a major commercial bank, and that the Fund can demand payment of the obligation at all times or at stipulated dates on short notice (not to exceed 30 days) at par plus accrued interest. Such obligations are frequently secured by letters of credit or other credit support arrangements provided by banks. The quality of the underlying credit or of the bank, as the case may be, must, in the Adviser's opinion, be equivalent to the long-term bond or commercial paper ratings stated above. The Adviser will monitor the earning power, cash flow and liquidity ratios of the issuers of such instruments and the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds may also purchase participation interests in municipal securities (such as industrial development bonds and municipal lease/purchase agreements). A participation interest gives a Fund an undivided interest in the underlying municipal security. If it is unrated, the participation interest will be backed by an irrevocable letter of credit or guarantee of a credit-worthy financial institution or the payment obligations otherwise will be collateralized by U.S. government securities. Participation interests may have fixed, variable or floating rates of interest and may include a demand feature. A participation interest without a demand feature or with a demand feature exceeding seven days may be deemed to be an illiquid security subject to a Fund's investment limitations restricting its purchases of illiquid securities. A Fund may purchase other types of tax-exempt instruments as long as they are of a quality equivalent to the bond or commercial paper ratings stated above.

Opinions relating to the validity of municipal securities and to the exemption of interest thereon from federal income tax are rendered by bond counsel to the respective issuers at the time of issuance. Neither the Funds nor the Adviser will review the proceedings relating to the issuance of municipal securities or the basis for such opinions.

NON-PUBLICLY TRADED SECURITIES; RULE 144A SECURITIES. The Funds may purchase securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act"), but that can be sold to "qualified institutional buyers" in accordance with Rule 144A under the 1933 Act ("Rule 144A Securities"). An investment in Rule 144A Securities will be considered illiquid and therefore subject to the Fund's limitation on the purchase of illiquid securities (usually 15% of a fund's net assets, 10% for the money market funds), unless the Fund's governing Board of Trustees determines on an ongoing basis that an adequate trading market exists for the security. In addition to an adequate trading market, the Board of Trustees will also consider factors such as trading activity, availability of reliable price information and other relevant information in determining whether a Rule 144A Security is liquid. This investment practice could have the effect of increasing the level of illiquidity in the Fund to the extent that qualified institutional buyers become uninterested for a time in purchasing Rule 144A Securities. The Board of Trustees will carefully monitor any investments by the Fund in Rule 144A Securities. The Board of Trustees may adopt guidelines and delegate to the Adviser the daily function of determining and monitoring the liquidity of Rule 144A Securities, although the Board of Trustees will retain ultimate responsibility for any determination regarding liquidity.

Non-publicly traded securities (including Rule 144A Securities) may involve a high degree of business and financial risk and may result in substantial losses. These securities may be less liquid than publicly traded securities, and the Fund may take longer to liquidate these positions than would be the case for publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized on such sales could be less than those originally paid by the Fund. Further, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements applicable to companies whose securities are publicly traded. The Fund's investments in illiquid securities are subject to the risk that should the Fund desire to sell any of these securities when a ready buyer is not available at a price that is deemed to be representative of their value, the value of the Fund's net assets could be adversely affected.

OBLIGATIONS OF DOMESTIC BANKS, FOREIGN BANKS AND FOREIGN BRANCHES OF U.S. BANKS. A Fund may invest in obligations issued by banks and other savings institutions. Investments in bank obligations include obligations of domestic branches of foreign banks and foreign branches of domestic banks. Such investments in domestic branches of foreign banks and foreign branches of domestic banks may involve risks that are different from investments in securities of domestic branches of U.S. banks. These risks may include future unfavorable political and economic developments, possible withholding taxes on interest income, seizure or nationalization of foreign deposits, currency controls, interest limitations, or other governmental restrictions which might affect the payment of principal or interest on the securities held by a Fund. Additionally, these institutions may be subject to less stringent reserve requirements and to different accounting, auditing, reporting and recordkeeping requirements than those applicable to domestic branches of U.S. banks. The Funds may invest in U.S. dollar-denominated obligations of domestic branches of foreign banks and foreign branches of domestic banks only when the Adviser believes that the risks associated with such investment are minimal and that all applicable quality standards have been satisfied. Bank obligations include the following:

- BANKERS' ACCEPTANCES. Bankers' acceptances are bills of exchange or time drafts drawn on and accepted by a commercial bank. Corporations use bankers' acceptances to finance the shipment and storage of goods and to furnish dollar exchange. Maturities are generally six months or less.

- CERTIFICATES OF DEPOSIT. Certificates of deposit are interest-bearing instruments with a specific maturity. They are issued by banks and savings and loan institutions in exchange for the deposit of funds and normally can be traded in the secondary market prior to maturity. Certificates of deposit with penalties for early withdrawal will be considered illiquid.

- TIME DEPOSITS. Time deposits are non-negotiable receipts issued by a bank in exchange for the deposit of funds. Like a certificate of deposit, it earns a specified rate of interest over a definite period of time; however, it cannot be traded in the secondary market. Time deposits with a withdrawal penalty or that mature in more than seven days are considered to be illiquid securities.

The Funds will not purchase obligations issued by the Adviser or its affiliates.

OPTIONS. A Fund may purchase and write put and call options on securities or securities indices (traded on U.S. exchanges or over-the-counter markets) and enter into related closing transactions. A put option on a security gives the purchaser of the option the right to sell, and the writer of the option the obligation to buy, the underlying security at any time during the option period. A call option on a security gives the purchaser of the option the right to buy, and the writer of the option the obligation to sell, the underlying security at any time during the option period. The premium paid to the writer is the consideration for undertaking the obligations under the option contract.

Put and call options on indices are similar to options on securities except that options on an index give the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the underlying index is greater than (or less than, in the case of puts) the exercise price of the option. This amount of cash is equal to the difference between the closing price of the index and the exercise price of the option, expressed in dollars multiplied by a specified number. Thus, unlike options on individual securities, all settlements are in cash, and gain or loss depends on price movements in the particular market represented by the index generally, rather than the price movements in individual securities.

The initial purchase (sale) of an option contract is an "opening transaction." In order to close out an option position, a Fund may enter into a "closing transaction," which is simply the sale (purchase) of an option contract on the same security with the same exercise price and expiration date as the option contract originally opened. If a Fund is unable to effect a closing purchase transaction with respect to an option it has written, it will not be able to sell the underlying security until the option expires or the Fund delivers the security upon exercise.

A Fund may purchase and write options on an exchange or over-the-counter. Over-the-counter options ("OTC options") differ from exchange-traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and therefore entail the risk of non-performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than are available for exchange-traded options. Because OTC options are not traded on an exchange, pricing is done normally by reference to information from a market maker. It is the SEC's position that OTC options are generally illiquid.

The market value of an option generally reflects the market price of an underlying security. Other principal factors affecting market value include supply and demand, interest rates, the pricing volatility of the underlying security and the time remaining until the expiration date.

A Fund must cover all options it writes. For example, when a Fund writes an option on a security, index or foreign currency, it will segregate or earmark liquid assets with the Fund's custodian in an amount at least equal to the market value of the option and will maintain such coverage while the option is open. A Fund may otherwise cover the transaction by means of an offsetting transaction or other means permitted by the 1940 Act or the rules and SEC interpretations thereunder.

Each Fund may trade put and call options on securities, securities indices or currencies, as the investment adviser or sub-adviser determines is appropriate in seeking the Fund's investment objective. For example, a Fund may purchase put and call options on securities or indices to protect against a decline in the market value of the securities in its portfolio or to anticipate an increase in the market value of securities that the Fund may seek to purchase in the future. A Fund purchasing put and call options pays a premium therefor. If price movements in the underlying securities are such that exercise of the options would not be profitable for the Fund, loss of the premium paid may be offset by an increase in the value of the Fund's securities or by a decrease in the cost of acquisition of securities by the Fund.

In another instance, a Fund may write covered call options on securities as a means of increasing the yield on its assets and as a means of providing limited protection against decreases in its market value. When a Fund writes an option, if the underlying securities do not increase or decrease to a price level that would make the exercise of the option profitable to the holder thereof, the option generally will expire without being exercised and the Fund will realize as profit the premium received for such option. When a call option written by the Fund is exercised, the Fund will be required to sell the underlying securities to the option holder at the strike price, and will not participate in any increase in the price of such securities above the strike price. When a put option written by the Fund is exercised, the Fund will be required to purchase the underlying securities at a price in excess of the market value of such securities.

There are significant risks associated with a Fund's use of options, including the following: (1) the success of a hedging strategy may depend on the Adviser's ability to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in prices of options held by the Fund and the securities underlying them; (3) there may not be a liquid secondary market for options; and (4) while a Fund will receive a premium when it writes covered call options, it may not participate fully in a rise in the market value of the underlying security.

PARALLEL PAY SECURITIES; PAC BONDS. Parallel pay CMOs and REMICs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which must be retired by its stated maturity date or final distribution date, but may be retired earlier. Planned Amortization Class CMOs ("PAC Bonds") generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.

PAY-IN-KIND SECURITIES. Pay-In-Kind securities are debt obligations or preferred stock, that pay interest or dividends in the form of additional debt obligations or preferred stock.

PREFERRED STOCK. Preferred stock is a corporate equity security which pays a fixed or variable stream of dividends. Preferred stock is generally a non-voting security.

REAL ESTATE INVESTMENT TRUSTS. A REIT is a corporation or business trust (that would otherwise be taxed as a corporation) which meets the definitional requirements of the Internal Revenue Code of 1986, as amended (the "Code"). The Code permits a qualifying REIT to deduct from taxable income the dividends paid, thereby effectively eliminating corporate level federal income tax and making the REIT a pass-through vehicle for federal income tax purposes. To meet the definitional requirements of the Code, a REIT must, among other things: invest substantially all of its assets in interests in real estate (including mortgages and other REITs), cash and government securities; derive most of its income from rents from real property or interest on loans secured by mortgages on real property; and distribute annually 95% or more of its otherwise taxable income to shareholders.

REITs are sometimes informally characterized as Equity REITs and Mortgage REITs. An Equity REIT invests primarily in the fee ownership or leasehold ownership of land and buildings; a Mortgage REIT invests primarily in mortgages on real property, which may secure construction, development or long-term loans.

REITs in which a Fund invests may be affected by changes in underlying real estate values, which may have an exaggerated effect to the extent that REITs in which a Fund invests may concentrate investments in particular geographic regions or property types. Additionally, rising interest rates may cause investors in REITs to demand a higher annual yield from future distributions, which may in turn decrease market prices for equity securities issued by REITs. Rising interest rates also generally increase the costs of obtaining financing, which could cause the value of the Fund's investments to decline. During periods of declining interest rates, certain Mortgage REITs may hold mortgages that the mortgagors elect to prepay, which prepayment may diminish the yield on securities issued by such Mortgage REITs. In addition, Mortgage REITs may be affected by the ability of borrowers to repay when due the debt extended by the REIT and Equity REITs may be affected by the ability of tenants to pay rent.

Certain REITs have relatively small market capitalization, which may tend to increase the volatility of the market price of securities issued by such REITs. Furthermore, REITs are dependent upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in operating and financing a limited number of projects. By investing in REITs indirectly through the Fund, a shareholder will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of the REITs. REITs depend generally on their ability to generate cash flow to make distributions to shareholders.

In addition to these risks, Equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while Mortgage REITs may be affected by the quality of any credit extended. Further, Equity and Mortgage REITs are dependent upon management skills and generally may not be diversified. Equity and Mortgage REITs are also subject to heavy cash flow dependency defaults by borrowers and self-liquidation. In addition, Equity and Mortgage REITs could possibly fail to qualify for tax free pass-through of income under the Code or to maintain their exemptions from registration under the 1940 Act. The above factors may also adversely affect a borrower's or a lessee's ability to meet its obligations to the REIT. In the event of default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments.

REAL ESTATE SECURITIES. A Fund may be subject to the risks associated with the direct ownership of real estate because of its policy of concentration in the securities of companies principally engaged in the real estate industry. For example, real estate values may fluctuate as a result of general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, demographic trends and variations in rental income, changes in zoning laws, casualty or condemnation losses, regulatory limitations on rents, changes in neighborhood values, related party risks, changes in how appealing properties are to tenants, changes in interest rates and other real estate capital market influences. The value of securities of companies which service the real estate business sector may also be affected by such risks.

Because a Fund may invest a substantial portion of its assets in REITs, a Fund may also be subject to certain risks associated with the direct investments of the REITs. REITs may be affected by changes in the value of their underlying properties and by defaults by borrowers or tenants. Mortgage REITs may be affected by the quality of the credit extended. Furthermore, REITs are dependent on specialized management skills. Some REITs may have limited diversification and may be subject to risks inherent in financing a limited number of properties. REITs depend generally on their ability to generate cash flow to make distributions to shareholders or unitholders, and may be subject to defaults by borrowers and to self-liquidations. In addition, the performance of a REIT may be affected by its failure to qualify for tax-free pass-through of income under the Code or its failure to maintain exemption from registration under the 1940 Act. Changes in prevailing interest rates may inversely affect the value of the debt securities in which a Fund will invest. Changes in the value of portfolio securities will not necessarily affect cash income derived from these securities but will affect a Fund's net asset value. Generally, increases in interest rates will increase the costs of obtaining financing which could directly and indirectly decrease the value of a Fund's investments.

REPURCHASE AGREEMENTS. A Fund may enter into repurchase agreements with financial institutions. The Funds each follow certain procedures designed to minimize the risks inherent in such agreements. These procedures include effecting repurchase transactions only with creditworthy financial institutions whose condition will be continually monitored by the Adviser. The repurchase agreements entered into by a Fund will provide that the underlying collateral at all times shall have a value at least equal to 102% of the resale price stated in the agreement (the Adviser monitors compliance with this requirement). Under all repurchase agreements entered into by a Fund, the custodian or its agent must take possession of the underlying collateral. In the event of a default or bankruptcy by a selling financial institution, a Fund will seek to liquidate such collateral. However, the exercising of each Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of each of the Funds, not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid assets held by that Fund, amounts to more than 15% of the Fund's total assets. The investments of each of the Funds in repurchase agreements, at times, may be substantial when, in the view of the Adviser, liquidity or other considerations so warrant.

RESTRAINTS ON INVESTMENTS BY MONEY MARKET FUNDS. Investments by a money market fund are subject to limitations imposed under regulations adopted by the SEC. Under these regulations, money market funds may acquire only obligations that present minimal credit risk and that are "eligible securities," which means they are (i) rated, at the time of investment, by at least two NRSROs (one if it is the only organization rating such obligation) in the highest rating category or, if unrated, determined to be of comparable quality (a "first tier security"), or
(ii) rated according to the foregoing criteria in the second highest rating category or, if unrated, determined to be of comparable quality ("second tier security"). In the case of taxable money market funds, investments in second tier securities are subject to further constraints in that (i) no more than 5% of a money market fund's assets may be invested in second tier securities and
(ii) any investment in securities of any one such issuer is limited to the greater of 1% of the money market fund's total assets or $1 million. A taxable money market fund may not purchase securities of any issuer (except securities issued or guaranteed by the U.S. Government, its agencies of instrumentalities) if, as a result, more than 5% of the total assets of the Fund would be invested the securities of one issuer. A taxable money market fund may also hold more than 5% of its assets in first tier securities of a single issuer for three "business days" (that is, any day other than a Saturday, Sunday or customary business holiday).

SECURITIES LENDING. Each Fund may lend portfolio securities to brokers, dealers and other financial organizations that meet capital and other credit requirements or other criteria established by the Fund's Board. These loans, if and when made, may not exceed 33 1/3% of the total asset value of the Fund (including the loan collateral). No Fund will lend portfolio securities to its investment adviser, sub-adviser or their affiliates unless it has applied for and received specific authority to do so from the SEC. Loans of portfolio securities will be fully collateralized by cash, letters of credit or U.S. government securities, and the collateral will be maintained in an amount equal to at least 100% of the current market value of the loaned securities by marking to market daily. Any gain or loss in the market price of the securities loaned that might occur during the term of the loan would be for the account of the Fund.

A Fund may pay a part of the interest earned from the investment of collateral, or other fee, to an unaffiliated third party for acting as the Fund's securities lending agent.

By lending its securities, a Fund may increase its income by receiving payments from the borrower that reflect the amount of any interest or any dividends payable on the loaned securities as well as by either investing cash collateral received from the borrower in short-term instruments or obtaining a fee from the borrower when U.S. government securities or letters of credit are used as collateral. Each Fund will adhere to the following conditions whenever its portfolio securities are loaned: (i) the Fund must receive at least 100% cash collateral or equivalent securities of the type discussed in the preceding paragraph from the borrower; (ii) the borrower must increase such collateral whenever the market value of the securities rises above the level of such collateral; (iii) the Fund must be able to terminate the loan on demand; (iv) the Fund must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Fund may pay only reasonable fees in connection with the loan (which fees may include fees payable to the lending agent, the borrower, the Fund's administrator and the custodian); and (vi) voting rights on the loaned securities may pass to the borrower, provided, however, that if a material event adversely affecting the investment occurs, the Fund must terminate the loan and regain the right to vote the securities. Any securities lending activity in which a Fund may engage will be undertaken pursuant to Board approved procedures reasonably designed to ensure that the foregoing criteria will be met. Loan agreements involve certain risks in the event of default or insolvency of the borrower, including possible delays or restrictions upon a

Fund's ability to recover the loaned securities or dispose of the collateral for the loan, which could give rise to loss because of adverse market action, expenses and/or delays in connection with the disposition of the underlying securities.

SHORT SALES. As consistent with each Fund's investment objective, a Fund may engage in short sales that are either "uncovered" or "against the box." A short sale is "against the box" if at all times during which the short position is open, the Fund owns at least an equal amount of the securities or securities convertible into, or exchangeable without further consideration for, securities of the same issue as the securities that are sold short. A short sale "against-the-box" is a taxable transaction to the Fund with respect to the securities that are sold short.

Uncovered short sales are transactions under which a Fund sells a security it does not own. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund then is obligated to replace the security borrowed by purchasing the security at the market price at the time of the replacement. The price at such time may be more or less than the price at which the security was sold by the Fund. Until the security is replaced, the Fund is required to pay the lender amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale will be retained by the broker, to the extent necessary to meet margin requirements, until the short position is closed out.

Until a Fund closes its short position or replaces the borrowed security, the Fund will: (a) maintain a segregated account containing cash or liquid securities at such a level that (i) the amount deposited in the account plus the amount deposited with the broker as collateral will equal the current value of the security sold short; and (ii) the amount deposited in the segregated account plus the amount deposited with the broker as collateral will not be less than the market value of the security at the time the security was sold short, or (b) otherwise cover the Fund's short positions.

SHORT-TERM OBLIGATIONS. Short-term obligations are debt obligations maturing (becoming payable) in 397 days or less, including commercial paper and short-term corporate obligations. Short-term corporate obligations are short-term obligations issued by corporations.

STRIPS. Separately Traded Interest and Principal Securities ("STRIPS") are component parts of U.S. Treasury securities traded through the federal book-entry system. An Adviser will only purchase STRIPS that it determines are liquid or, if illiquid, do not violate the affected Fund's investment policy concerning investments in illiquid securities. Consistent with Rule 2a-7 under the 1940 Act, the Adviser will only purchase STRIPS for money market funds that have a remaining maturity of 397 days or less; therefore, the money market funds currently may only purchase interest component parts of U.S. Treasury securities. While there is no limitation on the percentage of a Fund's assets that may be comprised of STRIPS, the Adviser will monitor the level of such holdings to avoid the risk of impairing shareholders' redemption rights and of deviations in the value of shares of the money market funds.

STRUCTURED INVESTMENTS. Structured Investments are derivatives in the form of a unit or units representing an undivided interest(s) in assets held in a trust that is not an investment company as defined in the 1940 Act. A trust unit pays a return based on the total return of securities and other investments held by the trust and the trust may enter into one or more swaps to achieve its objective. For example, a trust may purchase a basket of securities and agree to exchange the return generated by those securities for the return generated by another basket or index of securities. The Fund will purchase structured investments in trusts that engage in such swaps only where the counterparties are approved by the Adviser in accordance with credit-risk guidelines established by the Board of Trustees.

STRUCTURED NOTES. Notes are derivatives where the amount of principal repayment and or interest payments is based upon the movement of one or more factors. These factors include, but are not limited to, currency exchange rates, interest rates (such as the prime lending rate and LIBOR) and stock indices such as the S&P 500(R) Index. In some cases, the impact of the movements of these factors may increase or decrease through the use of multipliers or deflators. The use of structured notes allows the Fund to tailor its investments to the specific risks and returns the Adviser wishes to accept while avoiding or reducing certain other risks.

SUPRANATIONAL AGENCY OBLIGATIONS. Supranational agency obligations are obligations of supranational entities established through the joint participation of several governments, including the Asian Development Bank, Inter-American Development Bank, International Bank for Reconstruction and Development (also known as the "World Bank"), African Development Bank, European Union, European Investment Bank, and the Nordic Investment Bank.

SWAP AGREEMENTS. The Funds may enter into equity index or interest rate swap agreements for purposes of attempting to gain exposure to the stocks making up an index of securities in a market without actually purchasing those stocks, or to hedge a position. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a day to more than one-year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or "cap," interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level, or "floor" and interest rate dollars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A credit default swap is a specific kind of counterparty agreement designed to transfer the third party credit risk between parties. One party in the swap is a lender and faces credit risk from a third party and the counterparty in the credit default swap agrees to insure this risk in exchange for regular periodic payments (essentially an insurance premium). If the third party defaults, the party providing insurance will have to purchase from the insured party the defaulted asset.

Most swap agreements entered into by the Funds calculate the obligations of the parties to the agreement on a "net basis." Consequently, a Fund's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount").

A Fund's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by segregating assets determined to be liquid. Obligations under swap agreements so covered will not be construed to be "senior securities" for purposes of a Fund's investment restriction concerning senior securities. Because they are two party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid for the Fund's illiquid investment limitations. A Fund will not enter into any swap agreement unless the Adviser believes that the other party to the transaction is creditworthy. A Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty.

Each Fund may enter into swap agreements to invest in a market without owning or taking physical custody of securities in circumstances in which direct investment is restricted for legal reasons or is otherwise impracticable. The counterparty to any swap agreement will typically be a bank, investment banking firm or broker/dealer. The counter-party will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap agreement would have increased in value had it been invested in the particular stocks, plus the dividends that would have been received on those stocks. The Fund will agree to pay to the counter-party a floating rate of interest on the notional amount of the swap agreement plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such stocks. Therefore, the return to the Fund on any swap agreement should be the gain or loss on the notional amount plus dividends on the stocks less the interest paid by the Fund on the notional amount.

Swap agreements typically are settled on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Payments may be made at the conclusion of a swap agreement or periodically during its term. Swap agreements do not involve the delivery of securities or other underlying assets. Accordingly, the risk of loss with respect to swap agreements is limited to the net amount of payments that a Fund is contractually obligated to make. If the other party to a swap agreement defaults, a Fund's risk of loss consists of the net amount of payments that such Fund is contractually entitled to receive, if any. The net amount of the excess, if any, of a Fund's obligations over its entitlements with respect to each equity swap will be accrued on a daily basis and an amount of cash or liquid assets, having an aggregate net asset value at least equal to such accrued excess will be maintained in a segregated account by a Fund's custodian. In as much as these transactions are entered into for hedging purposes or are offset by segregated cash of liquid assets, as permitted by applicable law, the Funds and their Adviser believe that these transactions do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to a Fund's borrowing restrictions.

The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid in comparison with the markets for other similar instruments, which are traded in the over-the-counter market. The Adviser, under the supervision of the Board of Trustees, is responsible for determining and monitoring the liquidity of Fund transactions in swap agreements.

The use of equity swaps is a highly specialized activity, which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions.

TAXABLE MUNICIPAL SECURITIES. Taxable municipal securities are municipal securities the interest on which is not exempt from federal income tax. Taxable municipal securities include "private activity bonds" that are issued by or on behalf of states or political subdivisions thereof to finance privately-owned or operated facilities for business and manufacturing, housing, sports, and pollution control and to finance activities of and facilities for charitable institutions. Private activity bonds are also used to finance public facilities such as airports, mass transit systems, ports, parking lots, and low income housing. The payment of the principal and interest on private activity bonds is not backed by a pledge of tax revenues, and is dependent solely on the ability of the facility's user to meet its financial obligations, and may be secured by a pledge of real and personal property so financed. Interest on these bonds may not be exempt from federal income tax.

U.S. GOVERNMENT SECURITIES

Examples of types of U.S. government obligations in which the Funds may invest include U.S. Treasury obligations and the obligations of U.S. government agencies such as Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Federal

National Mortgage Association, Government National Mortgage Association, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Freddie Mac (formerly Federal Home Loan Mortgage Corporation), Federal Intermediate Credit Banks, Maritime Administration, and other similar agencies. Whether backed by the full faith and credit of the U.S. Treasury or not, U.S. government securities are not guaranteed against price movements due to fluctuating interest rates.

- U.S. TREASURY OBLIGATIONS. U.S. Treasury obligations consist of bills, notes and bonds issued by the U.S. Treasury and separately traded interest and principal component parts of such obligations that are transferable through the federal book-entry system known as STRIPS and Treasury Receipts ("TRs").

- RECEIPTS. Interests in separately traded interest and principal component parts of U.S. government obligations that are issued by banks or brokerage firms and are created by depositing U.S. government obligations into a special account at a custodian bank. The custodian holds the interest and principal payments for the benefit of the registered owners of the certificates or receipts. The custodian arranges for the issuance of the certificates or receipts evidencing ownership and maintains the register. TRs and STRIPS are interests in accounts sponsored by the U.S. Treasury. Receipts are sold as zero coupon securities.

- TREASURY INFLATION PROTECTED NOTES ("TIPS"). TIPS are securities issued by the U.S. Treasury that are designed to provide inflation protection to investors. TIPS are income-generating instruments whose interest and principal payments are adjusted for inflation. The inflation adjustment, which is typically applied monthly to the principal of the bond, follows a designated inflation index, such as the consumer price index. A fixed coupon rate is applied to the inflation-adjusted principal so that as inflation rises, both the principal value and the interest payments increase. This can provide investors with a hedge against inflation, as it helps preserve the purchasing power of an investment Because of this inflation adjustment feature, inflation-protected bonds typically have lower yields than conventional fixed-rate bonds.

- ZERO COUPON OBLIGATIONS. Zero coupon obligations are debt obligations that do not bear any interest, but instead are issued at a deep discount from face value or par. The value of a zero coupon obligation increases over time to reflect the interest accumulated. These obligations will not result in the payment of interest until maturity, and will have greater price volatility than similar securities that are issued at face value or par and pay interest periodically.

- U.S. GOVERNMENT ZERO COUPON SECURITIES. STRIPS and receipts are sold as zero coupon securities, that is, fixed income securities that have been stripped of their unmatured interest coupons. Zero coupon securities are sold at a (usually substantial) discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. The amount of this discount is accreted over the life of the security, and the accretion constitutes the income earned on the security for both accounting and tax purposes. Because of these features, the market prices of zero coupon securities are generally more volatile than the market prices of securities that have similar maturity but that pay interest periodically. Zero coupon securities are likely to respond to a greater degree to interest rate changes than are non-zero coupon securities with similar maturity and credit qualities.

- U.S. GOVERNMENT AGENCIES. Some obligations issued or guaranteed by agencies of the U.S. Government are supported by the full faith and credit of the U.S. Treasury, others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. Guarantees of principal by agencies or instrumentalities of the U.S. Government may be a guarantee of payment at the maturity of the obligation so that in the event of a default prior to maturity there might not be a market and thus no means of realizing on the obligation prior to maturity. Guarantees as to the timely payment of principal and interest do not extend to the value or yield of these securities nor to the value of a Fund's shares. (See "Mortgage-Backed Securities").

VARIABLE AND FLOATING RATE INSTRUMENTS. Certain of the obligations purchased by the Funds may carry variable or floating rates of interest, may involve a conditional or unconditional demand feature and may include variable amount master demand notes. Such instruments bear interest at rates that are not fixed, but which vary with changes in specified market rates or indices. The interest rates on these securities may be reset daily, weekly, quarterly or some other reset period, and may have a floor or ceiling on interest rate changes. There is a risk that the current interest rate on such obligations may not accurately reflect existing market interest rates. A demand instrument with a demand notice exceeding seven days may be considered illiquid if there is no secondary market for such securities.

VARIABLE RATE MASTER DEMAND NOTES. Variable rate master demand notes permit the investment of fluctuating amounts at varying market rates of interest pursuant to direct arrangements between a Fund, as lender, and a borrower. Such notes provide that the interest rate on the amount outstanding varies on a daily, weekly or monthly basis depending upon a stated short-term interest rate index. Both the lender and the borrower have the right to reduce the amount of outstanding indebtedness at any time. There is no secondary market for the notes and it is not generally contemplated that such instruments will be traded. The quality of the note or the underlying credit must, in the opinion of the Adviser, be equivalent to the ratings applicable to permitted investments for the particular Fund. The Adviser will monitor on an ongoing basis the earning power, cash flow and liquidity ratios of the issuers of such instruments and will similarly monitor the ability of an issuer of a demand instrument to pay principal and interest on demand. Variable rate master demand notes may or may not be backed by bank letters of credit.

WHEN-ISSUED SECURITIES AND FORWARD COMMITMENT SECURITIES. When-issued securities are securities that are delivered and paid for normally within 45 days after the date of commitment of purchase.

Although a Fund will only make commitments to purchase when-issued and forward commitment securities with the intention of actually acquiring the securities, a Fund may sell them before the settlement date. When-issued securities are subject to market fluctuation, and accrue no interest to the purchaser during this pre-settlement period. The payment obligation and the interest rate that will be received on the securities are each fixed at the time the purchaser enters into the commitment. Purchasing forward commitment and when-issued securities entails leveraging and can involve a risk that the yields available in the market when the delivery takes place may actually be higher than those obtained in the transaction itself. In that case, there could be an unrealized loss at the time of delivery.

A Fund will maintain, on a daily basis, high-quality, liquid assets in an amount at least equal in value to its commitments to purchase when-issued securities and forward commitment securities.

INVESTMENT LIMITATIONS

FUNDAMENTAL POLICIES

The following investment limitations are fundamental policies of the Funds. Fundamental policies cannot be changed without the consent of the holders of a majority of each Fund's outstanding shares. The term "majority of the outstanding shares" means the vote of (i) 67% or more of the Fund's shares present at a meeting, if more than 50% of the outstanding shares of the Fund are present or represented by proxy, or (ii) more than 50% of the Fund's outstanding shares, whichever is less.

No Fund may:

      1. With respect to 75% of each Fund's total assets, invest more than 5% of the value of the total assets of a Fund in the securities of any one issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities, repurchase agreements involving such securities, and securities issued by investment companies), or purchase the securities of any one issuer if such purchase would cause more than 10% of the voting securities of such issuer to be held by a Fund.

      2. Borrow money in an amount exceeding 33 1/3% of the value of its total assets, provided that, for the purposes of this limitation, investment strategies that either obligate a Fund to purchase securities or require a Fund to segregate assets are not considered to be borrowing. Asset coverage of at least 300% is required for all borrowing, except where the Fund has borrowed money for temporary purposes (less than 60 days), and in an amount not exceeding 5% of its total assets.

      3. Underwrite securities issued by others, except to the extent that the Fund may be considered an underwriter within the meaning of the 1933 Act in the sale of portfolio securities.

      4. Issue senior securities (as defined in the 1940 Act), except as permitted by rule, regulation or order of the SEC.

      5. Purchase the securities of any issuer (other than securities issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities and securities issued by investment companies) if, as a result, more than 25% of the Fund's total assets would be invested in the securities of companies whose principal business activities are in the same industry.

      6. Purchase or sell real estate, unless acquired as a result of ownership of securities or other instruments (but this shall not prevent a Fund from investing in securities or other instruments either issued by companies that invest in real estate, backed by real estate or securities of companies engaged in the real estate business).

      7. Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments.

      8. Make loans, except that a Fund may: (i) purchase or hold debt instruments in accordance with its investment objectives and policies; (ii) enter into repurchase agreements; and (iii) lend its portfolio securities.

NON-FUNDAMENTAL POLICIES

The following investment policies are non-fundamental policies of the Funds and may be changed by the Funds' Board of Trustees:

      1. Any change to a Fund's investment policy to invest at least 80% of such Fund's net assets in securities of companies in a specific sector is subject to 60 days prior notice to shareholders.

      2. No Fund may purchase or hold illiquid securities (i.e., securities that cannot be disposed of for their approximate carrying value in seven days or less (which term includes repurchase agreements and time deposits maturing in more than seven days) if, in the aggregate, more than 15% of its net assets would be invested in illiquid securities.

The following investment policies are additional non-fundamental polices of the STI Classic Institutional Intermediate Bond Fund and may be changed by the Board of Trustees:

      1. The STI Classic Institutional Intermediate Bond Fund may not invest, at the time of purchase, more than 15% of its assets in securities rated Baa by Moody's or BBB by S&P.

      2. The STI Classic Institutional Intermediate Bond Fund may not invest, at the time of purchase, in the securities of any company which has a primary line of business in the manufacture and sale of tobacco products.

      3. The STI Classic Institutional Intermediate Bond Fund will not engage in the strategy of establishing or rolling forward TBA mortgage commitments.

With the exception of the limitations on liquidity standards, the foregoing percentages will apply at the time of the purchase of a security and shall not be considered violated unless an excess occurs or exists immediately after and as a result of a purchase of such security.

THE ADVISER

GENERAL. Trusco Capital Management, Inc. ("Trusco" or the "Adviser") is a professional investment management firm registered with the SEC under the Investment Advisers Act of 1940 and serves as investment adviser to the Funds. The Adviser makes investment decisions for the Funds and continuously reviews, supervises and administers each Fund's respective investment program. The Board of Trustees supervises the Adviser and establishes policies that the Adviser must follow in its management activities. The principal business address of the Adviser is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303. As of June 30, 2004, Trusco had discretionary management authority with respect to approximately $51.9 billion of assets under management.

ADVISORY AGREEMENTS WITH THE TRUST. The Advisory Agreements provide that the Adviser shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. The Advisory Agreements provide that if, for any fiscal year, the ratio of expenses of any Fund (including amounts payable to the Adviser but excluding interest, taxes, brokerage, litigation, and other extraordinary expenses) exceeds limitations established by certain states, the Adviser and/or the Administrator will bear the amount of such excess. The Adviser will not be required to bear expenses of the Trust to an extent which would result in a Fund's inability to qualify as a regulated investment company under provisions of the Internal Revenue Code of 1986, as amended (the "Code").

The continuance of the Advisory Agreements, after the first 2 years, must be specifically approved at least annually (i) by the vote of the Trustees, and
(ii) by the vote of a majority of the Trustees who are not parties to the Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Advisory Agreements will terminate automatically in the event of its assignment, and each is terminable at any time without penalty by the Trustees of the Trust or, with respect to the Funds, by a majority of the outstanding shares of the Funds, on not less than 30 days nor more than 60 days written notice to the Adviser, or by the Adviser on 90 days written notice to the Trust.

ADVISORY FEES PAID TO THE ADVISER. For its services under the Advisory Agreements, the Adviser is entitled to a fee, which is calculated daily and paid monthly, at the specified annual rate of each Fund's average daily net assets:

                  FUND                                  FEES
                  ----                                  ----
STI Classic Institutional Core Bond Fund                0.25%
STI Classic Institutional Intermediate Bond Fund        0.25%
Seix Institutional High Yield Fund                      0.50%
STI Classic Institutional Limited Duration Fund         0.10%

The Adviser has voluntarily agreed to waive a portion of its fees or reimburse expenses in order to limit Fund expenses.

For the periods prior to June 1, 2004, Seix Investment Advisors, Inc. served as the investment adviser to the Seix Core Bond Fund, Seix Intermediate Bond Fund, Seix High Yield Fund, and Seix Limited Duration Fund (each a "Predecessor Fund" and together the "Predecessor Funds"), the predecessors of the Funds.

For the fiscal years ended October 31, 2001, 2002, and 2003, the Predecessor Funds paid the following advisory fees:

                                  FEES PAID($)         FEES WAIVED OR REIMBURSED($)
                                  ------------         ----------------------------
       FUND                2001      2002     2003        2001    2002     2003
       ----                ----      ----     ----        ----    ----     ----
Core Bond Fund           140,709   201,593    125,175   139,233  201,593   32,605
Intermediate Bond Fund    43,124    85,315     73,614    43,124   85,315   33,623
High Yield Fund            7,857   140,474  2,587,237     7,857  136,215  637,126
Limited Duration Fund         --       236     92,496        --      236   54,027

THE ADMINISTRATOR

GENERAL. SEI Investments Global Funds Services (the "Administrator"), a Delaware statutory trust, has its principal business offices at One Freedom Valley Drive, Oaks, Pennsylvania 19456. SEI Investments Management Corporation ("SIMC"), a wholly-owned subsidiary of SEI Investments Company ("SEI Investments"), is the owner of all beneficial interest in the Administrator. SEI Investments and its subsidiaries and affiliates, including the Administrator, are leading providers of funds evaluation services, trust accounting systems, and brokerage and information services to financial institutions, institutional investors, and money managers. The Administrator and its affiliates also serve as administrator or sub-administrator to other mutual funds.

ADMINISTRATION AGREEMENT WITH THE TRUST. The Trust and the Administrator have entered into an administration agreement (the "Administration Agreement") dated May 29, 1995, as amended. Under the Administration Agreement, the Administrator provides the Trust with administrative services, including regulatory reporting and all necessary office space, equipment, personnel and facilities.

The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Administrator in the performance of its duties or from reckless disregard by it of its duties and obligations thereunder. The Administration Agreement shall remain in effect for a period of five years after the date of the Agreement and shall continue in effect for successive periods of two years subject to review at least annually by the Trustees of the Trust unless terminated by either party on not less than 90 days written notice to the other party. Recently the Trust notified the Administrator of its intent to terminate the Administration Agreement. It is currently expected that the Funds will enter into a similar agreement with BISYS Fund Services Ohio, Inc. to take effect upon the termination of the Administration Agreement.

ADMINISTRATION FEES PAID TO THE ADMINISTRATOR. The Administrator provides administrative services for an annual fee (expressed as a percentage of the combined average daily net assets of the Trust and STI Classic Variable Trust) of 0.12% up to $1 billion, 0.09% on the next $4 billion, 0.07% on the next $3 billion, 0.065% on the next $2 billion and 0.06% for over $10 billion.

Prior to September __ , 2004, the Predecessor Funds were subject to a separate administration agreement (the "Predecessor Administration Agreement") between the Seix Funds, Inc. (the "Seix Funds") and Investors Bank and Trust Company ("IBT"). Under the Predecessor Administration Agreement IBT was entitled to a fee, at an annual rate of 0.07% of net assets, but with a minimum annual payment of $100,000 for the four Seix Funds together, and reimbursement of out-of-pocket expenses.

For the fiscal years ended October 31, 2001, 2002, and 2003, IBT was compensated for its services under the Predecessor Administration Agreement as follows:

                                  FEES PAID ($)              FEES REIMBURSED ($)
                                  -------------              -------------------
      FUND                 2001      2002         2003      2001      2002   2003
      ----                 ----      ----         ----      ----      ----   ----
Core Bond Fund            59,248    64,743       31,882         0     2,197    0
Intermediate Bond Fund    16,231    26,988       20,502    10,333    12,087    0
High Yield Fund            1,633    21,521      361,051     1,633         0    0
Limited Duration Fund          *       100**     64,647         *         0    0

*     The Fund had not yet commenced operations.
**    From commencement of operations on October 25, 2002.

THE DISTRIBUTOR

The Trust and SEI Investments Distribution Co. (the "Distributor"), a wholly-owned subsidiary of SEI Investments and an affiliate of the Administrator, are parties to a distribution agreement dated November 21, 1995 (the "Distribution Agreement") whereby the Distributor acts as principal underwriter for the Trust's shares. The principal business address of the Distributor is One Freedom Valley Drive, Oaks, Pennsylvania 19456. Under the Distribution Agreement, the Distributor must use all reasonable efforts, consistent with its other business, in connection with the continuous offering of shares of the Trust. The A Shares of the Funds have a distribution plan (the "A Plan") and the L Shares of the Funds have a distribution and service plan (the "L Plan"). In addition, the Distributor receives compensation for shareholder services provided to Institutional Shares and T Shares of the Funds pursuant to a shareholder service plan and agreement as described below.

The continuance of the Distribution Agreement must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of a Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement will terminate automatically in the event of its assignment, and is terminable at any time without penalty by the Trustees of the Trust or, with respect to any Fund, by a majority of the outstanding shares of that Fund, upon not more than 60 days written notice by either party. The Distribution Agreement provides that the Distributor shall not be protected against any liability to the Trust or its shareholders by reason of willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard of its obligations or duties thereunder. Recently the Trust notified the Distributor of its intent to terminate the Distribution Agreement. It is currently expected that the Funds will enter into a similar agreement with BISYS Fund Services Ohio, Inc. to take effect upon the termination of the Distribution Agreement.

With respect to the Trust, the Distributor may, from time to time and at its own expense, provide promotional incentives, in the form of cash or other compensation, to financial institutions whose representatives have sold or are expected to sell significant amounts of these Funds.

The following table shows the amount of front-end sales charge that is paid to Investment Consultants (Dealers) as a percentage of the offering price of A
Shares:


                                                   DEALERS' REALLOWANCE AS A PERCENTAGE OF OFFERING PRICE
                                                   ------------------------------------------------------
                                                                $100,000       $250,000
                                                   Less than  but less than  but less than   $1,000,000 and
                 FUND(S)                           $100,000     $250,000      $1,000,000           over
                 -------                           ---------  -------------  -------------   --------------
STI Classic Institutional Core Bond Fund             3.75%        3.25%          2.50%        0.25%-1.00%
STI Classic Institutional Intermediate Bond Fund     3.75%        3.25%          2.50%        0.25%-1.00%
Seix Institutional High Yield Fund                   3.75%        3.25%          2.50%        0.25%-1.00%
STI Classic Institutional Limited Duration Fund      3.75%        3.25%          2.50%        0.25%-1.00%

For the periods prior to September __, 2004, the Predecessor Funds offered up to two classes of shares: Class I Shares and Class P Shares. Class P Shares of the Funds had adopted and were subject to a distribution and service plan.

For the fiscal years ended October 31, 2001, 2002, and 2003, the aggregate sales charge payable to the Distributor with respect to the Class P Shares of the Funds were as follows:

                           AGGREGATE SALES CHARGES PAYABLE TO DISTRIBUTOR ($)
                           --------------------------------------------------
       FUND                              2003       2002    2001
       ----                              ----       ----    ----
Core Bond Fund                             586        *      *
Intermediate Bond Fund                       *        *      *
High Yield Fund                         37,933        *      *
Limited Duration Fund                        *        *      *

*     The Fund had not yet commenced operations.

A SHARES AND L SHARES DISTRIBUTION PLANS.

The Distribution Agreement and the A Plan adopted by the Trust provide that A Shares of the Funds will pay the Distributor fees of up to the following respective levels:

                  FUND:                               DISTRIBUTION FEE:
                  -----                               -----------------
STI Classic Institutional Core Bond Fund                   0.25%
STI Classic Institutional Intermediate Bond Fund           0.25%
Seix Institutional High Yield Fund                         0.25%
STI Classic Institutional Limited Duration Fund            0.25%

In addition, the Distribution Agreement and the L Plan adopted by the Trust provide that L Shares of each applicable Fund will pay the Distributor a fee of up to 0.75% of the average daily net assets of that Fund. The Distributor can use these fees to compensate broker-dealers and service providers, including SunTrust and its affiliates, which provide administrative and/or distribution services to A Shares or L Shares shareholders or their customers who beneficially own A Shares or L Shares. In addition, L Shares are subject to a service fee of up to 0.25% of the average daily net assets of the L Shares of each Fund. This service fee will be used for services provided and expenses incurred in maintaining shareholder accounts, responding to shareholder inquiries and providing information on their investments.

Services for which broker-dealers and service providers may be compensated include establishing and maintaining customer accounts and records; aggregating and processing purchase and redemption requests from customers; placing net purchase and redemption orders with the Distributor; automatically investing customer account cash balances; providing periodic statements to customers; arranging for wires; answering customer inquiries concerning their investments; assisting customers in changing dividend options, account designations, and addresses; performing sub-accounting functions; processing dividend payments from the Trust on behalf of customers; and forwarding shareholder communications from the Trust (such as proxies, shareholder reports, and dividend distribution and tax notices) to these customers with respect to investments in the Trust. Certain state securities laws may require those financial institutions providing such distribution services to register as dealers pursuant to state law. Although banking laws and regulations prohibit banks from distributing shares of open-end investment companies such as the Trust, according to an opinion issued to the staff of the SEC by the Office of the Comptroller of the Currency, financial institutions are not prohibited from acting in other capacities for investment companies, such as providing shareholder services. Should future legislative, judicial, or administrative action prohibit or restrict the activities of financial institutions in connection with providing shareholder services, the Trust may be required to alter materially or discontinue its arrangements with such financial institutions.

The Trust has adopted the A Plan and the L Plan in accordance with the provisions of Rule 12b-1 under the 1940 Act, which rule regulates circumstances under which an investment company may directly or indirectly bear expenses relating to the distribution of its shares. Continuance of the A Plan and the L Plan must be approved annually by a majority of the Trustees of the Trust and by a majority of the disinterested Trustees. The A Plan and the L Plan require that quarterly written reports of amounts spent under the A Plan and the L Plan, respectively, and the purposes of such expenditures be furnished to and reviewed by the Trustees. The A Plan and the L Plan may not be amended to increase materially the amount which may be spent thereunder without approval by a majority of the outstanding shares of the affected class of shares of the Trust. All material amendments of the A Plan and the L Plan will require approval by a majority of the Trustees of the Trust and of the disinterested Trustees.

There is no sales charge on purchases of L Shares, but L Shares are subject to a contingent deferred sales charge if they are redeemed within one year of purchase. Pursuant to the Distribution Agreement and the L Plan, L Shares are subject to an ongoing distribution and service fee calculated on each of the Fund's aggregate average daily net assets attributable to its L Shares.

Other than any portion of the sales charges imposed on purchases, the following table shows the level of compensation paid by the Distributor to broker-dealers selling A Shares and L Shares, unless otherwise agreed upon by the Distributor and such broker-dealer.

                                                    ANNUAL PAYOUT    INITIAL PAYMENT -   ANNUAL FIRST YEAR PAYOUT    ANNUAL PAYOUT
                                                  12(b)-1 EFFECTIVE  AT TIME OF SALE        12(b)-1 EFFECTIVE      12(b)-1 EFFECTIVE
                FUND                               IMMEDIATELY (A)*        (L)               IMMEDIATELY (L)         13TH MONTH (L)
                ----                              -----------------  -----------------   ------------------------  -----------------
STI Classic Institutional Core Bond Fund               0.25%              1.25%                  0.74%                  0.74%
STI Classic Institutional Intermediate Bond Fund       0.25%              1.25%                  0.60%                  0.60%
Seix Institutional High Yield Fund                     0.25%              1.25%                  0.65%                  0.65%
STI Classic Institutional Limited Duration Fund          N/A                N/A                  0.25%                  0.25%

SHAREHOLDER SERVICING PLANS. The Trust has adopted shareholder service plans for the Institutional Shares and the T Shares (collectively, the "Service Plan"). Under the Service Plan, a Fund will pay SunTrust Bank ("SunTrust") a fee of up to 0.25% or 0.40% of the average daily net assets attributable to the Institutional Shares or T Shares, respectively. SunTrust may perform, or may compensate other service providers for performing, the following shareholder services: maintaining client accounts; arranging for bank wires; responding to client inquiries concerning services provided on investments; assisting clients in changing dividend options, account designations and addresses; sub-accounting; providing information on share positions to clients; forwarding shareholder communications to clients; processing purchase, exchange and redemption orders; and processing dividend payments. Under the Service Plan, the Distributor may retain as a profit any difference between the fee it receives and the amount it pays to third parties.

THE TRANSFER AGENT

Federated Services Company, Federated Investors Towers, Pittsburgh, PA 15222 serves as the Trust's transfer agent.

THE CUSTODIAN

SunTrust Bank, 303 Peachtree Street N.E., 14th Floor, Atlanta, GA 30308 serves as the custodian for the Funds.

INDEPENDENT AUDITORS

PricewaterhouseCoopers LLP serves as independent auditors for the Trust.

LEGAL COUNSEL

Morgan, Lewis & Bockius LLP serves as legal counsel to the Trust.

TRUSTEES AND OFFICERS OF THE TRUST

BOARD RESPONSIBILITIES. The management and affairs of the Trust and each of the Funds are supervised by the Trustees under the laws of the Commonwealth of Massachusetts. Each Trustee is responsible for overseeing each of the Trust's forty-six series, which includes series not described in this SAI. Each Trustee also serves as Trustee for each of the seven series of the STI Classic Variable Trust. The Trustees have approved contracts, as described above, under which certain companies provide essential management services to the Trust.

MEMBERS OF THE BOARD. Set forth below are the names, dates of birth, position with the Trust, length of term of office, and the principal occupations for the last five years of each of the persons currently serving as Trustees of the Trust. Unless otherwise noted, the business address of each Trustee is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456.

THOMAS GALLAGHER (DOB 11/25/47) - Trustee - President of Genuine Parts Company since 1970. Director, Oxford Industries.

F. WENDELL GOOCH (DOB 12/03/32) - Trustee - Retired. President of Orange County Publishing Co., Inc. from 1981 to 1997. Publisher of the Paoli News and the Paoli Republican and Editor of the Paoli Republican from 1981 to 1997. President at H & W Distribution, Inc. from 1984 to 1997. Current Trustee on the Board of Trustees for the SEI Family of Funds and The Capitol Mutual Funds. Executive Vice President of Trust Department, Harris Trust and Savings Bank and Chairman of the Board of Directors of The Harris Trust Company of Arizona before January 1981.

JAMES O. ROBBINS (DOB 7/04/42) - Trustee - President and Chief Executive Officer at Cox Communications, Inc., since 1985. Director at NCR. Director at Cox Communications.

JONATHAN T. WALTON (DOB 3/28/30) - Trustee - Retired. Executive Vice President at NBD Bank, N.A. and NBD Bancorp from October 1956 to March 1995. Trustee of W.K. Kellogg Foundation.

RICHARD W. COURTS, II (DOB 1/18/36) - Trustee* - Chairman of the Board of Atlantic Investment Company since 1970.

CLARENCE H. RIDLEY (DOB 6/03/42) - Trustee* - Chairman of the Board of Haverty Furniture Companies since 2001. Partner at King and Spalding LLP (law firm) from 1977 to 2000.


----------
* Messrs. Courts and Ridley each may be deemed an "interested person" of the Trust as that term is defined in the 1940 Act. Mr. Courts may be deemed an interested Trustee because of his directorships with affiliates of the Adviser. Mr. Ridley may be deemed an interested Trustee because of a material business relationship with the parent of the Adviser.

BOARD COMMITTEES. The Board has established the following committees:

- AUDIT COMMITTEE. The Board's Audit Committee is composed of each of the independent Trustees of the Trust. The Audit Committee operates under a written charter approved by the Board. The principal responsibilities of the Audit Committee include: recommending which firm to engage as the Trust's independent auditor and whether to terminate this relationship; reviewing the independent auditors' compensation, the proposed scope and terms of its engagement, and the firm's independence; pre-approving audit and non-audit services provided by the Trust's independent auditor to the Trust and certain other affiliated entities; serving as a channel of communication between the independent auditor and the Trustees; reviewing the results of each external audit, including any qualifications in the independent auditors' opinion, any related management letter, management's responses to recommendations made by the independent auditors in connection with the audit, reports submitted to the Committee by the internal auditing department of the Trust's Administrator that are material to the Trust as a whole, if any, and management's responses to any such reports; reviewing the Trust's audited financial statements and considering any significant disputes between the Trust's management and the independent auditor that arose in connection with the preparation of those financial statements; considering, in consultation with the independent auditors and the Trust's senior internal accounting executive, if any, the independent auditors' report on the adequacy of the Trust's internal financial controls; reviewing, in consultation with the Trust's independent auditors, major changes regarding auditing and accounting principles and practices to be followed when preparing the Trust's financial statements; and other audit related matters. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Audit Committee. The Audit Committee meets periodically, as necessary, and met two times in the most recently completed Trust fiscal year.

- NOMINATING COMMITTEE. The Board's Nominating Committee is composed of each of the independent Trustees of the Trust. The principal responsibility of the Nominating Committee is to consider, recommend and nominate candidates to fill vacancies on the Trust's Board, if any. The Nominating Committee does not have specific procedures in place to consider nominees recommended by shareholders, but would consider such nominees if submitted in accordance with Rule 14a-8 of the Securities Exchange Act of 1934 (the "1934 Act"), in conjunction with a shareholder meeting to consider the election of Trustees. Messrs. Gallagher, Gooch, Robbins and Walton currently serve as members of the Nominating Committee. The Nominating Committee meets periodically, as necessary, and met one time during the most recently completed Trust fiscal year.

- FAIR VALUE PRICING COMMITTEE. The Board has established the Trust's Fair Value Pricing Committee, which is composed of a Trustee, as a non-voting member, and various representatives of the Trust's service providers, as appointed by the Board. The Fair Value Pricing Committee operates under procedures approved by the Board. The principal responsibility of the Fair Value Pricing Committee is to determine the fair value of securities for which current market quotations are not readily available. The Fair Value Pricing Committee's determinations are reviewed by the Board. The Fair Value Pricing Committee meets periodically, as necessary, and met 30 times in the most recently completed Trust fiscal year.

BOARD CONSIDERATIONS IN APPROVING THE ADVISORY AGREEMENT. As discussed in the section of this SAI entitled "The Adviser," the Board continuance of the Advisory Agreements must be specifically approved at least annually (i) by the vote of the Trustees or by a vote of the shareholders of the Fund and (ii) by the vote of a majority of the Trustees who are not parties to the Advisory Agreements or "interested persons" of any party thereto, as defined in the 1940 Act, cast in person at a meeting called for the purpose of voting on such approval. Each year, the Board of Trustees calls and holds a meeting to decide whether to renew the Trust's Advisory Agreements for the upcoming year. In preparation for the meeting, the Board requests and reviews a wide variety of information from the Adviser. The Trustees use this information, as well as other information that the Adviser and other Fund service providers may submit to the Board, to help them decide whether to renew the Advisory Agreements for another year.

Before this year's meeting, the Board requested and received written materials from the Adviser about: (a) the quality of the Adviser's investment management and other services; (b) the Adviser's investment management personnel; (c) the Adviser's operations and financial condition; (d) the Adviser's brokerage practices (including any soft dollar arrangements) and investment strategies;
(e) the level of the advisory fees that the Adviser charges the Fund compared with the fees it charges to comparable mutual funds or accounts(if any); (f) the Fund's overall fees and operating expenses compared with similar mutual funds;

(g) the level of the Adviser's profitability from its Fund-related operations;
(h) the Adviser's compliance systems; (i) the Adviser's policies on and compliance procedures for personal securities transactions; (j) the Adviser' reputation, expertise and resources in domestic financial markets; and (k) the Fund's performance compared with similar mutual funds.

At the meeting, representatives from the Adviser presented additional oral and written information to the Board to help the Board evaluate the Adviser's fee and other aspects of the Agreement. Other Fund service providers also provided the Board with additional information at the meeting. The Trustees then discussed the written materials that the Board received before the meeting and the Adviser's oral presentation and any other information that the Board received at the meeting, and deliberated on the renewal of the Advisory Agreements in light of this information. In its deliberations, the Board did not identify any single piece of information that was all-important, controlling or determinative of its decision.

Based on the Board's deliberations and its evaluation of the information described above, the Board, including all of the independent Trustees, unanimously: (a) concluded that terms of the Agreements are fair and reasonable;
(b) concluded that the Adviser's fees are reasonable in light of the services that the Adviser provides to the Trust; and (c) agreed to renew the Agreements for another year.

FUND SHARES OWNED BY BOARD MEMBERS. The following table shows the dollar amount range of each Trustee's "beneficial ownership" of shares of each of the Funds as of the end of the most recently completed calendar year. Dollar amount ranges disclosed are established by the SEC. "Beneficial ownership" is determined in accordance with Rule 16a-1(a)(2) under the 1934 Act. The Trustees and officers of the Trust own less than 1% of the outstanding shares of the Trust.

                                                                       AGGREGATE DOLLAR RANGE OF SHARES IN ALL
                                                                          INVESTMENT COMPANIES OVERSEEN BY
                                                                                TRUSTEE IN FAMILY OF
        NAME OF TRUSTEE                 DOLLAR RANGE OF FUND SHARES*            INVESTMENT COMPANIES*
        ---------------                 ----------------------------   ---------------------------------------
Richard W. Courts, II                               None                              None
Thomas Gallagher                                    None                              None
F. Wendell Gooch                                    None                              None
Clarence H. Ridley                                  None                              None
James O. Robbins                                    None                              None
Jonathan T. Walton                                  None                              None

*Valuation date is December 31, 2003.

BOARD COMPENSATION. The Trust paid the following fees to the Trustees during its most recently completed fiscal year:

                                            PENSION OR           ESTIMATED
                                        RETIREMENT BENEFITS    ANNUAL BENEFITS    TOTAL COMPENSATION FROM
                          AGGREGATE      ACCRUED AS PART OF         UPON            THE TRUST AND FUND
  NAME OF TRUSTEE       COMPENSATION       FUND EXPENSES          RETIREMENT             COMPLEX*
  ---------------       -------------   -------------------    ---------------    -----------------------
                                                                                  $42,000 for services on two
Richard W. Courts, II     $38,500              N/A                   N/A          boards
                                                                                  $50,500 for services on two
Thomas Gallagher          $46,000              N/A                   N/A          boards
                                                                                  $42,000 for services on two
F. Wendell Gooch          $38,500              N/A                   N/A          boards

                                            PENSION OR           ESTIMATED
                                        RETIREMENT BENEFITS    ANNUAL BENEFITS    TOTAL COMPENSATION FROM
                          AGGREGATE      ACCRUED AS PART OF         UPON            THE TRUST AND FUND
  NAME OF TRUSTEE       COMPENSATION       FUND EXPENSES          RETIREMENT             COMPLEX*
  ---------------       -------------   -------------------    ---------------    -----------------------
                                                                                  $43,500 for services on two
Clarence H. Ridley        $40,000              N/A                   N/A          boards
                                                                                  $42,000 for services on two
James O. Robbins          $38,500              N/A                   N/A          boards
                                                                                  $43,500 for services on  two
Jonathan T. Walton        $40,000              N/A                   N/A          boards

*     The "Fund Complex" consists of the Trust and the STI Classic Variable
      Trust.

TRUST OFFICERS. The Executive Officers of the Trust, their respective dates of birth, and their principal occupations for the last five years are set forth below. Unless otherwise noted, the business address of each Executive Officer is SEI Investments Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The officers of the Trust also serve as officers to one or more mutual funds for which SEI Investments or its affiliates act as investment manager, administrator or distributor. None of the Officers receive compensation from the Trust for their services.

JAMES F. VOLK (08/28/62) - President - Senior Operations Officer of SEI Investments Fund Accounting and Administration since February 1996.

JENNIFER E. SPRATLEY, CPA (DOB 02/13/69) - Treasurer and Chief Financial Officer
- Director, SEI Funds Accounting since November 1999. Audit Manager at Ernst & Young LLP from 1991 to 1999.

TIMOTHY D. BARTO (DOB 03/28/68) - Vice President and Assistant Secretary - Employed by SEI Investments since October 1999. General Counsel, Vice President and Secretary of the Administrator since 2001 and Assistant Secretary of the Distributor since December 1999. Associate, Dechert Price & Rhoads (law firm), 1997 to 1999.

LYDIA A. GAVALIS (DOB 06/05/64) - Vice President and Assistant Secretary - Assistant Secretary of the Administrator since 1998. Assistant General Counsel and Director of Arbitration, Philadelphia Stock Exchange, 1989-1998.

DEBORAH A. LAMB (DOB 10/02/52) - Vice President and Assistant Secretary - 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 - Chief Compliance Officer and Vice President of Trusco Capital Management, Inc. since March 2003 and President of Investment Industry Consultants, LLC since June 2000. Director of Compliance at INVESCO, Inc. from March 1995 to June 2000.

KATHLEEN LENTZ (DOB 04/09/60) - Vice President and Assistant Secretary - 303 Peachtree Center Avenue, Suite 340, Atlanta, Georgia 30308 - Vice President and Manager of Special Entities in Financial Intelligence Unit of SunTrust Bank since 2002. Vice President of the Third Party Mutual Funds Unit of SunTrust Bank from 1996 to 2002.

CHRISTINE M. MCCULLOUGH (DOB 12/02/60) - Vice President and Assistant Secretary
- Employed by SEI Investments since November 1, 1999. Associate, White and Williams LLP (law firm), 1991-1999. Associate, Montgomery, McCracken, Walker & Rhoads (law firm), 1990-1991.

JOHN MUNERA (DOB 01/14/63) - Vice President and Assistant Secretary - Middle Office Compliance Officer of the Administrator and Distributor since 2000. Supervising Examiner at Federal Reserve Bank of Philadelphia from 1998 to 2000.

DOUGLAS PHILLIPS, CFA (DOB 06/25/47) - Vice President and Assistant Secretary - 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303 - President, Chief Executive Officer and Chief Investment Officer of Trusco Capital Management, Inc. since its inception in November 1984.

WILLIAM E. ZITELLI, JR. (DOB 06/14/68) - Vice President and Assistant Secretary
- Vice President and Assistant Secretary of the Administrator and Distributor since August 2000. Vice President at Merrill Lynch & Co. Asset Management Group from 1998 to 2000. Associate at Pepper Hamilton LLP (law firm) from 1997 to 1998.

PURCHASING AND REDEEMING SHARES

Purchases and redemptions of shares of the Funds may be made on any day the New York Stock Exchange ("NYSE") is open for business. Shares of each Fund are offered and redeemed on a continuous basis. Currently, the NYSE is closed on the days the following holidays are observed: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

While the Trust does not accept cash as payment for Fund shares, it is currently the Trust's policy to pay for all redemptions in cash. The Trust retains the right, however, to alter this policy to provide for redemptions in whole or in part by a distribution in-kind of readily marketable securities held by the Funds in lieu of cash. Shareholders may incur brokerage charges on the sale of any such securities so received in payment of redemptions. A shareholder will at all times be entitled to aggregate cash redemptions from all Funds of the Trust up to the lesser of $250,000 or 1% of the Trust's net assets during any 90-day period. The Trust has obtained an exemptive order from the SEC that permits the Trust to make in-kind redemptions to those shareholders of the Trust that are affiliated with the Trust solely by their ownership of a certain percentage of the Trust's investment portfolios.

The Trust reserves the right to suspend the right of redemption and/or to postpone the date of payment upon redemption for any period on which trading on the NYSE is restricted, or during the existence of an emergency (as determined by the SEC by rule or regulation) as a result of disposal or valuation of a Fund's securities is not reasonably practicable, or for such other periods as the SEC has by order permitted. The Trust also reserves the right to suspend sales of shares of a Fund for any period during which the NYSE, the Adviser, the Administrator and/or the Custodian are not open for business.

The Trust reserves the right to waive any minimum investment requirements or sales charges for immediate family members of the Trustees or officers of the Trust or employees of the Adviser. "Immediate family" means a spouse, mother, father, mother-in-law, father-in-law or children (including step-children) age 21 years or under.

If determined to be in the best interests of shareholders, the Trust also reserves the right to impose a redemption fee of up to 2% on Market Timers as described in the Trust's prospectuses payable directly to the Fund.

DETERMINATION OF NET ASSET VALUE

GENERAL POLICY. Each of the Funds adheres to Section 2(a)(41), and Rules 2a-4 and 2a-7 thereunder, of the 1940 Act with respect to the valuation of portfolio securities. In general, securities for which market quotations are readily available are valued at current market value, and all other securities are valued at fair value as determined in good faith by the Trusts' Board of Trustees. In complying with the 1940 Act, the Trust relies on guidance provided by the SEC and by the SEC staff in various interpretive letters and other guidance.

MONEY MARKET SECURITIES AND OTHER DEBT SECURITIES. If available, Money Market Securities and other debt securities are priced based upon valuations provided by recognized independent, third-party pricing agents. Such values generally reflect the last reported sales price if the security is actively traded. The third-party pricing agents may also value debt securities by employing methodologies that utilize actual market transactions, broker-supplied valuations, or other methodologies designed to identify the market value for such securities. Such methodologies generally consider such factors as security prices, yields, maturities, call features, ratings and developments relating to specific securities in arriving at valuations. Money Market Securities and other debt securities with remaining maturities of sixty days or less may be valued at their amortized cost, which approximates market value. If such prices are not available, the security will be valued at fair value as determined in good faith by the Trust's Board of Trustees.

USE OF THIRD-PARTY INDEPENDENT PRICING AGENTS. Pursuant to contracts with the Trust's Administrator, prices for most securities held by the Funds are provided daily by third-party independent pricing agents that are approved by the Board of Trustees of the Trust. The valuations provided by third-party independent pricing agents are reviewed daily by the Administrator.

AMORTIZED COST METHOD OF VALUATION. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter (absent unusual circumstances) assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuations in general market rates of interest on the value of the instrument. While this method provides certainty in valuation, it may result in periods during which a security's value, as determined by this method, is higher or lower than the price a Fund would receive if it sold the instrument. During periods of declining interest rates, the daily yield of a Fund may tend to be higher than a like computation made by a company with identical investments utilizing a method of valuation based upon market prices and estimates of market prices for all of its portfolio securities. Thus, if the use of amortized cost by a Fund resulted in a lower aggregate portfolio value on a particular day, a prospective investor in a Fund would be able to obtain a somewhat higher yield than would result from investment in a company utilizing solely market values, and existing investors in a Fund would experience a lower yield. The converse would apply in a period of rising interest rates.

A Fund's use of amortized cost and the maintenance of a Fund's net asset value at $1.00 are permitted by regulations promulgated by Rule 2a-7 under the 1940 Act, provided that certain conditions are met. The regulations also require the Trustees to establish procedures which are reasonably designed to stabilize the net asset value per share at $1.00 for the Funds. Such procedures include the determination of the extent of deviation, if any, of the Funds current net asset value per share calculated using available market quotations from the Funds amortized cost price per share at such intervals as the Trustees deem appropriate and reasonable in light of market conditions and periodic reviews of the amount of the deviation and the methods used to calculate such deviation. In the event that such deviation exceeds one-half of 1%, the Trustees are required to consider promptly what action, if any, should be initiated, and, if the Trustees believe that the extent of any deviation may result in material dilution or other unfair results to shareholders, the Trustees are required to take such corrective action as they deem appropriate to eliminate or reduce such dilution or unfair results to the extent reasonably practicable. Such actions may include the sale of portfolio instruments prior to maturity to realize capital gains or losses or to shorten average portfolio maturity; withholding dividends; redeeming shares in kind; or establishing a net asset value per share by using available market quotations. In addition, if the Funds incur a significant loss or liability, the Trustees have the authority to reduce pro rata the number of shares of the Funds in each shareholder's account and to offset each shareholder's pro rata portion of such loss or liability from the shareholder's accrued but unpaid dividends or from future dividends while each other Fund must annually distribute at least 90% of its investment company taxable income.

TAXES

The following is a summary of certain federal income tax considerations generally affecting the Funds and their investors. No attempt is made to present a detailed explanation of the federal tax treatment of a Fund or its investors, and the discussion here and in the Trust's prospectuses is not intended as a substitute for careful tax planning.

FEDERAL INCOME TAX

This discussion of federal income tax considerations is based on the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations issued thereunder, in effect on the date of this SAI. New legislation, as well as administrative changes or court decisions may change the conclusions expressed herein, and may have a retroactive effect with respect to the transactions contemplated herein.

In order to qualify for treatment as a regulated investment company ("RIC") under the Code, the Funds must distribute annually to its shareholders at least the sum of 90% of its net investment income excludable from gross income plus 90% of its investment company taxable income (generally, net investment income plus net short-term capital gain) (the "Distribution Requirement") and also must meet several additional requirements. Among these requirements are the following: (i) at least 90% of a Fund's gross income each taxable year must be derived from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock or securities, or certain other income, (ii) at the close of each quarter of a Fund's taxable year, at least 50% of the value of its total assets must be represented by cash and cash items, U.S. government securities, securities of other RICs and other securities, with such other securities limited, in respect to any one issuer, to an amount that does not exceed 5% of the value of a Fund's assets and that does not represent more than 10% of the outstanding voting securities of such issuer; and (iii) at the close of each quarter of a Fund's taxable year, not more than 25% of the value of the Fund's assets may be invested in securities (other than U.S. government securities or the securities of other RICs) of any one issuer, or of two or more issuers engaged in same or similar businesses if a Fund owns at least 20% of the voting power of such issuers.

Notwithstanding the Distribution Requirement described above, which only requires a Fund to distribute at least 90% of its annual investment company taxable income and does not require any minimum distribution of net capital gains (the excess of net long-term capital gains over net short-term capital loss), a Fund will be subject to a nondeductible 4% excise tax to the extent it fails to distribute by the end of any calendar year 98% of its ordinary income for that year and 98% of its capital gain net income for the one-year period ending on October 31 of that year (and any retained amount from that prior calendar year on which the Fund paid no federal income tax). The Funds intend to make sufficient distributions prior to the end of each calendar year to avoid liability for the federal excise tax applicable to regulated investment companies but can make no assurances that distributions will be sufficient to avoid this tax.

If a Fund fails to maintain qualification as a RIC for a tax year, that Fund will be subject to federal income tax on its taxable income and gains at corporate rates, without any benefit for distributions paid to shareholders, and distributions to shareholders will be taxed as ordinary income to the extent of that Fund's current and accumulated earnings and profits. In such case, the dividends received deduction generally will be available for eligible corporate shareholders (subject to certain limitations) and the lower tax rates applicable to qualified dividend income would be available to individual shareholders. The board reserve the right not to maintain qualification of a Fund as a RIC if it determines such course of action to be beneficial to shareholders.

Each Fund may invest in complex securities. These investments may be subject to numerous special and complex tax rules. These rules could affect whether gains and losses recognized by a Fund are treated as ordinary income or capital gains, accelerate the recognition of income to a Fund, and/or defer a Fund's ability to recognize losses. In turn, these rules may affect the amount, timing or character of the income distributed to shareholders by a Fund.

The Funds receive income generally in the form of interest derived from Fund investments. This income, less expenses incurred in the operation of a Fund, constitutes its net investment income from which dividends may be paid to shareholders. Any distributions by a Fund may be taxable to shareholders regardless of whether they are received in cash or additional shares. A Fund may derive capital gains and losses in connection with sales or other dispositions of its portfolio securities. Distributions of net short-term capital gains will be taxable to shareholders as ordinary income. Distributions of net long-term capital gains will be taxable to shareholders at rates applicable to long-term capital gains. In general, the Funds do not expect to receive any dividend income from corporations. Therefore, none of the Funds' distributions is expected to be eligible for the corporate dividends received deduction or for the lower tax rates applicable to qualified dividend income.

Shareholders who have not held Fund shares for a full year should be aware that a Fund may designate and distribute, as ordinary income or capital gain, a percentage of income that is not equal to the actual amount of such income earned during the period of investment in a Fund.

If a Fund's distributions exceed its taxable income and capital gains realized during a taxable year, all or a portion of the distributions made in the same taxable year may be recharacterized as a return of capital to shareholders. A return of capital distribution will generally not be taxable, but will reduce each shareholder's cost basis in a Fund and result in higher reported capital gain or lower reported capital loss when those shares on which distribution was received are sold.

Sale, Redemption or Exchange of Fund Shares

Sales, redemptions and exchanges of Fund shares are generally taxable transactions for federal, state and local income tax purposes.

Any gain or loss recognized on a sale or redemption of shares of a Fund by a shareholder who holds their shares as a capital asset will generally be treated as long-term capital gain or loss if the shares have been held for more than one year, and short-term if for a year or less. If shares held for six months or less are sold or redeemed for a loss, two special rules apply. First, if shares on which a net capital gain distribution has been received are subsequently sold or redeemed, and such shares have been held for six months or less, any loss recognized will be treated as long-term capital loss to the extent of the long-term capital gain distributions. Second, any loss recognized by a shareholder upon the sale or redemption of shares of a tax-exempt fund held for six months or less will be disallowed to the extent of any exempt-interest dividends received by the shareholder with respect to such shares. All or a portion of any loss that you realize upon the redemption of your fund shares will be disallowed to the extent that you buy other shares in a Fund (through reinvestment of dividends or otherwise) within 30 days before or after your share redemption. Any loss disallowed under these rules will be added to your tax basis in the new shares you buy.

STATE TAXES

A Fund is not liable for any income or franchise tax in Massachusetts if it qualifies as a RIC for federal income tax purposes. Distributions by the Funds to investors and the ownership of shares may be subject to state and local taxes.

Shareholders are urged to consult their tax advisor regarding state and local taxes affecting an investment in shares of a Fund.

Many states grant tax-free status to dividends paid to you from interest earned on direct obligations of the U.S. Government, subject in some states to minimum investment requirements that must be met by a Fund. Investments in Government National Mortgage Association and Fannie Mae securities, bankers' acceptances, commercial paper and repurchase agreements collaterized by U.S. government securities do not generally qualify for tax-free treatment. The rules on exclusion of this income are different for corporations.

FOREIGN TAXES

Dividends and interests received by a Fund may be subject to income, withholding or other taxes imposed by foreign countries and U.S. possessions that would reduce the yield on the Fund's stock or securities. Tax conventions between certain countries and the United States may reduce or eliminate these taxes. Foreign countries generally do not impose taxes on capital gains with respect to investments by foreign investors.

FUND TRANSACTIONS

The Trust has no obligation to deal with any dealer or group of dealers in the execution of transactions in portfolio securities. Subject to policies established by the Trustees, an Adviser is responsible for placing the orders to execute transactions for a Fund. In placing orders, it is the policy of the Trust to seek to obtain the best net results taking into account such factors as price (including the applicable dealer spread), the size, type and difficulty of the transaction involved, the firm's general execution and operational facilities, and the firm's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Trust will not necessarily be paying the lowest spread or commission available.

The money market securities in which the Funds invest are traded primarily in the over-the-counter market. Bonds and debentures are usually traded over-the-counter, but may be traded on an exchange. Where possible, the Adviser will deal directly with the dealers who make a market in the securities involved except in those circumstances where better prices and execution are available elsewhere. Such dealers usually are acting as principal for their own account. On occasion, securities may be purchased directly from the issuer. Money market securities are generally traded on a net basis and do not normally involve either brokerage commissions or transfer taxes. The cost of executing portfolio securities transactions of the Trust will primarily consist of dealer spreads and underwriting commissions.

BROKERAGE TRANSACTIONS. The Trust selects brokers or dealers to execute transactions for the purchase or sale of portfolio securities on the basis of its judgment of their professional capability to provide the service. The primary consideration is to have brokers or dealers provide transactions at best price and execution for the Trust. Best price and execution includes many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order and other factors affecting the overall benefit obtained by the account on the transaction. The Trust's determination of what are reasonably competitive rates is based upon the professional knowledge of its trading department as to rates paid and charged for similar transactions throughout the securities industry. In some instances, the Trust pays a minimal share transaction cost when the transaction presents no difficulty. Some trades are made on a net basis where the Trust either buys securities directly from the dealer or sells them to the dealer. In these instances, there is no direct commission charged but there is a spread (the difference between the buy and sell price) which is the equivalent of a commission.

The Trust may allocate out of all commission business generated by all of the funds and accounts under management by the Adviser, brokerage business to brokers or dealers who provide brokerage and research services. These research services include advice, either directly or through publications or writings, as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; furnishing of analyses and reports concerning issuers, securities or industries; providing information on economic factors and trends, assisting in determining portfolio strategy, providing computer software used in security analyses, and providing portfolio performance evaluation and technical market analyses. Such services are used by the Adviser in connection with its investment decision-making process with respect to one or more funds and accounts managed by it, and may not be used exclusively with respect to a Fund or account generating the brokerage.

As provided in the 1934 Act, higher commissions may be paid to broker-dealers who provide brokerage and research services than to broker-dealers who do not provide such services if such higher commissions are deemed reasonable in relation to the value of the brokerage and research services provided. Although transactions are directed to broker-dealers who provide such brokerage and research services, the Trust believes that the commissions paid to such broker-dealers are not, in general, higher than commissions that would be paid to broker-dealers not providing such services and that such commissions are reasonable in relation to the value of the brokerage and research services provided. In addition, portfolio transactions which generate commissions or their equivalent are directed to broker-dealers who provide daily portfolio pricing services to the Trust. Subject to best price and execution, commissions used for pricing may or may not be generated by the funds receiving the pricing service.

It is expected that the Trust may execute brokerage or other agency transactions through the Distributor or an affiliate of the Adviser, both of which are registered broker-dealers, for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under these provisions, the Distributor or an affiliate of the Adviser is permitted to receive and retain compensation for effecting portfolio transactions for the Trust on an exchange if a written contract is in effect between the Distributor and the Trust expressly permitting the Distributor or an affiliate of the Adviser to receive and retain such compensation. These rules further require that commissions paid to the Distributor by the Trust for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other renumeration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time."

BROKERAGE SELECTION. The Trust does not expect to use one particular broker or dealer, and when one or more brokers is believed capable of providing the best combination of price and execution, the Funds' Adviser may select a broker based upon brokerage or research services provided to the Adviser. With respect to transactions in equity securities the Adviser may pay a higher commission than otherwise obtainable from other brokers in return for such services only if a good faith determination is made that the commission is reasonable in relation to the services provided.

Section 28(e) of the 1934 Act permits the Adviser, under certain circumstances, to cause each Fund to pay a broker or dealer a commission for effecting a transaction in excess of the amount of commission another broker or dealer would have charged for effecting the transaction in recognition of the value of brokerage and research services provided by the broker or dealer. In addition to agency transactions, the Adviser may receive brokerage and research services in connection with certain riskless principal transactions, in accordance with applicable SEC guidance. Brokerage and research services include: (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental thereto (such as clearance, settlement, and custody). In the case of research services, the Adviser believes that access to independent investment research is beneficial to their investment decision-making processes and, therefore, to each Fund.

To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the Adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. The Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by the Adviser will be in addition to and not in lieu of the services required to be performed by the Funds' Adviser under the Advisory Agreement. Any advisory or other fees paid to the Adviser are not reduced as a result of the receipt of research services.

In some cases the Adviser may receive a service from a broker that has both a "research" and a "non-research" use. When this occurs, the Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while the Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, the Adviser faces a potential conflict of interest, but the Adviser believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such services to their research and non-research uses.

From time to time, the Fund may purchase new issues of securities for clients in a fixed price offering. In these situations, the seller may be a member of the selling group that will, in addition to selling securities, provide the Adviser with research services. The NASD has adopted rules expressly permitting these types of arrangements under certain circumstances. Generally, the seller will provide research "credits" in these situations at a rate that is higher than that which is available for typical secondary market transactions. These arrangements may not fall within the safe harbor of Section 28(e).

BROKERAGE WITH FUND AFFILIATES. A Fund may execute brokerage or other agency transactions through registered broker-dealer affiliates of either the Fund, the Adviser or the Distributor for a commission in conformity with the 1940 Act, the 1934 Act and rules promulgated by the SEC. Under the 1940 Act and the 1934 Act, affiliated broker-dealers are permitted to receive and retain compensation for effecting portfolio transactions for the Fund on an exchange if a written contract is in effect between the affiliate and the Fund expressly permitting the affiliate to receive and retain such compensation. These rules further require that commissions paid to the affiliate by the Fund for exchange transactions not exceed "usual and customary" brokerage commissions. The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time." The Trustees, including those who are not "interested persons" of the Fund, as defined in the 1940 Act, have adopted procedures for evaluating the reasonableness of commissions paid to affiliates and review these procedures periodically.

PORTFOLIO TURNOVER RATE

Portfolio turnover rate is defined under SEC rules as the value of the securities purchased or securities sold, excluding all securities whose maturities at the time of acquisition were one-year or less, divided by the average monthly value of such securities owned during the year. Based on this definition, instruments with remaining maturities of less than one-year are excluded from the calculation of the portfolio turnover rate. Instruments excluded from the calculation of portfolio turnover generally would include the futures contracts and option contracts in which the Funds invest since such contracts generally have remaining maturities of less than one-year. The Funds may at times hold investments in other short-term instruments such as money market instruments and repurchase agreements, which are excluded for purposes of computing portfolio turnover.

DESCRIPTION OF SHARES

The Declaration of Trust authorizes the issuance of an unlimited number of shares of the Funds each of which represents an equal proportionate interest in that Fund with each other share. Shares are entitled upon liquidation to a pro rata share in the net assets of the Funds. Shareholders have no preemptive rights. The Declaration of Trust provides that the Trustees of the Trust may create additional series of shares. All consideration received by the Trust for shares of any additional series and all assets in which such consideration is invested would belong to that series and would be subject to the liabilities related thereto. Share certificates representing shares will not be issued.

VOTING RIGHTS

Each share held entitles the shareholder of record to one vote for each dollar invested. In other words, each shareholder of record is entitled to one vote for each full share held on the record date for any shareholder meeting. Each Fund will vote separately on matters relating solely to it. As a Massachusetts business trust, the Trust is not required, and does not intend, to hold annual meetings of shareholders. Shareholders approval will be sought, however, for certain changes in the operation of the Trust and for the election of Trustees under certain circumstances. Under the Declaration of Trust, the Trustees have the power to liquidate one or more Funds without shareholder approval. While the Trustees have no present intention of exercising this power, they may do so if a Fund fails to reach or maintain a viable size or for some other extraordinary reason.

In addition, a Trustee may be removed by the remaining Trustees or by shareholders at a special meeting called upon written request of shareholders owning at least 10% of the outstanding shares of the Trust. In the event that such a meeting is requested, the Trust will provide appropriate assistance and information to the shareholders requesting the meeting.

SHAREHOLDER LIABILITY

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust could, under certain circumstances, be held personally liable as partners for the obligations of the trust. Even if, however, the Trust were held to be a partnership, the possibility of the shareholders' incurring financial loss for that reason appears remote because the Trust's Declaration of Trust contains an express disclaimer of shareholder liability for obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by or on behalf of the Trust or the Trustees, and because the Declaration of Trust provides for indemnification out of the Trust property for any investor held personally liable for the obligations of the Trust.

LIMITATION OF TRUSTEES' LIABILITY

The Declaration of Trust provides that a Trustee shall be liable only for his own willful defaults and, if reasonable care has been exercised in the selection of officers, agents, employees or investment advisers, shall not be liable for any neglect or wrongdoing of any such person. The Declaration of Trust also provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with actual or threatened litigation in which they may be involved because of their offices with the Trust unless it is determined in the manner provided in the Declaration of Trust that they have not acted in good faith in the reasonable belief that their actions were in the best interests of the Trust. However, nothing in the Declaration of Trust shall protect or indemnify a Trustee against any liability for his willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Nothing contained in this section attempts to disclaim a Trustee's individual liability in any manner inconsistent with the federal securities laws.

CODES OF ETHICS

The Board of Trustees of the Trust has adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. In addition, the Adviser and Distributor have adopted Codes of Ethics pursuant to Rule 17j-1. These Codes of Ethics apply to the personal investing activities of trustees, officers and certain employees ("access persons"). Rule 17j-1 and the Codes of Ethics are designed to prevent unlawful practices in connection with the purchase or sale of securities by access persons. Under each Code of Ethics, access persons are permitted to engage in personal securities transactions, but are required to report their personal securities transactions for monitoring purposes. In addition, certain access persons of the Trust and the Adviser are prohibited from acquiring beneficial ownership of securities offered in connection with initial public offerings. Certain access persons of the Adviser are further prohibited from acquiring beneficial ownership of securities offered in connection with a limited offering. The Distributor's Code of Ethics requires certain access persons to obtain approval before investing in initial public offerings and limited offerings. Copies of these Code of Ethics are on file with the SEC and are available to the public.

PROXY VOTING

The Board has delegated the responsibility for decisions regarding proxy voting for securities held by the Funds to the Adviser. The Adviser will vote such proxies in accordance with its proxy policies and procedures, which are included in Appendix B to this SAI. The Board of Trustees will periodically review the Funds' proxy voting record.

Beginning in 2004, the Trust will be required to disclose annually the Funds' complete proxy voting record on new Form N-PX. The first filing of Form N-PX will cover the period from July 1, 2003 through June 30, 2004, and will be filed no later than August 31, 2004. Once filed, Form N-PX for the Funds will be available without charge upon request by calling 1-800-428-6970 or by writing to the Funds at STI Classic Funds, c/o SEI Investments Distribution Company, One Freedom Valley Drive, Oaks, Pennsylvania 19456. The Fund's Form N-PX will also be available on the SEC's website at www.sec.gov.

FINANCIAL STATEMENTS

Each Predecessor Fund was a similarly named series of the Seix Funds. The financial statements for the Seix Funds' fiscal year ended October 31, 2003, including notes thereto and the report of Deloitte & Touche LLP thereon, are herein incorporated by reference. A copy of the 2003 Annual Report to Shareholders must accompany the delivery of this SAI.

                                   APPENDIX A

                             DESCRIPTION OF RATINGS

The following descriptions are summaries of published ratings.

DESCRIPTION OF COMMERCIAL PAPER RATINGS

A-1 This is the highest category by Standard and Poor's (S&P) and indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.

A-2 Capacity for timely payment on issues with this designation is satisfactory and the obligation is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories.

PRIME-1 Issues rated Prime-1 (or supporting institutions) by Moody's have a superior ability for repayment of senior short-term debt obligations. Prime-1 repayment ability will often be evidenced by many of the following characteristics:

      -     Leading market positions in well-established industries.

      -     High rates of return on funds employed.

      - Conservative capitalization structure with moderate reliance on debt and ample asset protection.

      - Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

      - Well-established access to a range of financial markets and assured sources of alternate liquidity.

The rating F1 (Highest Credit Quality) is the highest commercial rating assigned by Fitch, Inc. ("Fitch"). Paper rated F1 is regarded as having the strongest capacity for timely payment of financial commitments. The rating F2 (Good Credit Quality) is the second highest commercial paper rating assigned by Fitch which reflects a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

The rating TBW-1 by Thomson BankWatch ("Thomson") indicates a very high likelihood that principal and interest will be paid on a timely basis.

DESCRIPTION OF MUNICIPAL NOTE RATINGS

Moody's highest rating for state and municipal and other short-term notes is MIG-1 and VMIG-l. Short-term municipal securities rated MIG-1 or VMIG-1 are of the best quality. They have strong protection from established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing or both. Short-term municipal securities rated MIG-2 or VMIG-2 are of high quality. Margins of protection are ample although not so large as in the MIG-I/VMIG-2 group.

An S&P note rating reflects the liquidity concerns and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

      - Amortization Schedule - the larger the final maturity relative to other maturities, the more likely it will be treated as a note, and

      - Source of Payment - the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

S&P note rating symbols are as follows:

SP-1 Strong capacity to pay principal and interest. Those issues determined to possess a very strong capacity to pay a debt service is given a plus (+) designation.

SP-2 Satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the votes.

DESCRIPTION OF CORPORATE BOND RATINGS

S&P

Bonds rated AAA have the highest rating S&P assigns to a debt obligation. Such a rating indicates an extremely strong capacity to pay principal and interest. Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree. Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories. Debt rated BB and B is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. BB indicates the least degree of speculation and C the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions. Debt rated BB has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating. Debt rate B has greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions would likely impair capacity or willingness to pay interest and repay principal. The B rating category also is used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

Moody's

Bonds which are rated Aaa by Moody's are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large, or an exceptionally stable, margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in

Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities. Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Bonds which are rated Baa are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class. Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Moody's bond ratings, where specified, are applied to financial contracts, senior bank obligations and insurance company senior policyholder and claims obligations with an original maturity in excess of one-year. Obligations relying upon support mechanisms such as letters-of-credit and bonds of indemnity are excluded unless explicitly rated.

Obligations of a branch of a bank are considered to be domiciled in the country in which the branch is located. Unless noted as an exception, Moody's rating on a bank's ability to repay senior obligations extends only to branches located in countries which carry a Moody's sovereign rating. Such branch obligations are rated at the lower of the bank's rating or Moody's sovereign rating for the bank deposits for the country in which the branch is located.

When the currency in which an obligation is denominated is not the same as the currency of the country in which the obligation is domiciled, Moody's ratings do not incorporate an opinion as to whether payment of the obligation will be affected by the actions of the government controlling the currency of denomination. In addition, risk associated with bilateral conflicts between an investor's home country and either the issuer's home country or the country where an issuer branch is located are not incorporated into Moody's ratings.

Moody's makes no representation that rated bank obligations or insurance company obligations are exempt from registration under the 1933 Act or issued in conformity with any other applicable law or regulation. Nor does Moody's represent that any specific bank or insurance company obligation is legally enforceable or is a valid senior obligation of a rated issuer.

Moody's ratings are opinions, not recommendations to buy or sell, and their accuracy is not guaranteed. A rating should be weighed solely as one factor in an investment decision and you should make your own study and evaluation of any issuer whose securities or debt obligations you consider buying or selling.

Fitch

Bonds rated AAA by Fitch are judged by Fitch to be strictly high grade, broadly marketable, suitable for investment by trustees and fiduciary institutions liable to but slight market fluctuation other than through changes in the money rate. The prime feature of an AAA bond is a showing of earnings several times or many times interest requirements, with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Bonds rated AA by Fitch are judged by Fitch to be of safety virtually beyond question and are readily salable, whose merits are not unlike those of the AAA class, but whose margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to rating by the lesser financial power of the enterprise and more local type market.

Bonds rated A are considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

Bonds rated BBB are considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings. Bonds rated BB are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements. Bonds rated B are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

Thomson

Bonds rated AAA by Thomson BankWatch indicate that the ability to repay principal and interest on a timely basis is extremely high. Bonds rated AA indicate a very strong ability to repay principal and interest on a timely basis, with limited incremental risk compared to issues rated in the highest category. Bonds rated A indicate the ability to repay principal and interest is strong. Issues rated A could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

Bonds rated BBB (the lowest investment-grade category) indicate an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

While not investment grade, the BB rating suggests that the likelihood of default is considerably less than for lower-rated issues. However, there are significant uncertainties that could affect the ability to adequately service debt obligations. Issues rated B show a higher degree of uncertainty and therefore greater likelihood of default than higher-rated issues. Adverse developments could negatively affect the payment of interest and principal on a timely basis.

                                   APPENDIX B

[TRUSCO CAPITAL MANAGEMENT LOGO] TRUSCO CAPITAL MANAGEMENT

          TRUSCO CAPITAL MANAGEMENT PROXY DISCLOSURE TO THE STI CLASSIC
                               FUND SHAREHOLDERS

Dear Shareholders:

The Securities and Exchange Commission recently adopted new rules and rule amendments under the Investment Advisers Act of 1940, Release No. 2106; and SEC Releases 33-8188, 34-47304, and IC-25922, that address an investment adviser's fiduciary obligation to its clients when the adviser has authority to vote their proxies. Under our current contractual agreement, Trusco Capital Management, Inc. ("Trusco"), is authorized to vote proxies on behalf of the STI Classic Funds.

The new rules require an investment adviser that exercises voting authority over proxies to adopt policies and procedures reasonably designed to ensure that the adviser: 1) votes proxies in the best interests of clients; 2) discloses information about those policies and procedures; 3) discloses how clients may obtain information about proxy votes cast; and 4) maintains appropriate records relating to actual proxy voting.

Trusco's existing Proxy Voting Committee ("Committee") has been expanded to ensure compliance with all of the requirements. After an exhaustive internal review, the Committee determined that the use of a professional proxy voting agency would be the most efficient and effective course of action. The Committee conducted comprehensive due diligence of the most respected proxy voting specialists in the industry and chose to hire Institutional Shareholder Services, ("ISS") as Trusco's independent third party agent to assist us with meeting our fiduciary obligations.

Several of the determining factors in choosing ISS included its excellent research tools and technical support, consistent track record, and care in addressing all potential conflict of interest issues. More importantly, ISS's reliable and conservative historical voting selections generally mirror the highly principled voting standards of Trusco.

The Committee recognizes that each proxy vote must be evaluated on its own merits. Factors such as a company's organizational structure, executive and operational management, the independence of the firm's Board of Directors, its corporate culture and governance process, and the impact of economic, environmental and social implications will remain key elements in all final voting procedures.

To address inherent conflicts of interest with some Trusco relationships, the firm has taken the additional step of contracting with a separate ISS designated analytical team to assist with voting on any subject that Trusco might consider to be a material internal conflict of interest. Trusco refrains from investing in and making recommendations on specific firms wherein a director or officer may serve as an independent director on Trusco's, SunTrust Banks, Inc., ("SunTrust") or a related SunTrust affiliate's board of directors; and on matters in which an issuer has substantial banking or other financial relationships with Trusco and/or SunTrust, or a SunTrust affiliate.

In order to provide shareholders with the most beneficial and objective proxy voting opinions, Trusco may call upon an appointed independent proxy voting agent to handle such conflict of interest voting matters. ISS will then vote the shares according to the wishes of this independent fiduciary. Trusco will have no power to alter or change the decision or final vote for any proxy matters entrusted to the properly appointed independent fiduciary proxy voting agent.

Please be assured, that although Trusco has engaged ISS to assist with physical proxy voting matters, and we have generally adopted the ISS Proxy Voting Policies and Procedures as our own, we retain the primary obligation to review all issues and must actively monitor all information prior to each vote placed on behalf of shareholders. Trusco will continue to utilize all available resources in order to make well-informed, qualified proxy vote decisions. Should the occasion arise that ISS's recommendations and views do not match those of Trusco, the Trusco Committee will arrange to vote those shares accordingly.

Further information may be obtained by contacting the STI Classic Funds by telephone at: 1-800-874-4770, Option 5 or by visiting www.sticlassicfunds.com.

Again, please know that, as with all matters relating to the STI Classic Funds, we at Trusco take our fiduciary proxy voting obligations very seriously, and will do our utmost to protect the interests of each and every shareholder.

Regards,

Trusco Capital Management, Inc.

                                                                         11/2003

                     TRUSCO CAPITAL MANAGEMENT PROXY POLICY

                                POLICY STATEMENT

Trusco Capital Management, Inc. ("Trusco") employs a Proxy Committee approach ("Trusco Committee") that is responsible for establishing policies and procedures designed to ensure the firm ethically and effectively discharges its fiduciary obligation to vote all applicable proxies on behalf of the STI Classic Funds. The Trusco Committee will annually (or more often if needed), review, reaffirm and amend guidelines and strategies for all domestic and international funds.

Trusco has engaged Institutional Shareholder Services ("ISS") as its agent to provide certain services and support related to the firm's proxy voting policies, procedures and processes.

Trusco has contracted with ISS to provide administrative as well as functional services that include but are not limited to:

      1. Access to and adoption of its U.S. Proxy policies, Taft Hartley Proxy policies and Global Proxy policies;

      2. Collection and coordination of proxy material forwarded by Trusco's client custodians;

      3.    Access to issuer-specific research and proxy analysis;

      4. Proxy voting (both standard and exception based), reconciliation, and disclosure; and

      5.    Record keeping and voting record retention.

The Trusco Committee will affirmatively vote proxies for proposals that, as interpreted, are deemed to be in the best economic interest of its clients as shareholders and beneficiaries to those actions. Generally, the Trusco Committee will follow the established ISS proxy voting guidelines.

               AN INDEPENDENT, OBJECTIVE APPROACH TO PROXY ISSUES

Trusco Capital Management will vote proxies for all of the STI Classic Funds. Trusco utilizes the services of an independent third party agent, Institutional Shareholder Services, Inc., ("ISS") to assist with facilitating and managing its fiduciary obligations regarding proxy voting, reviewing issues of corporate governance, and dealing with material conflicts of interest. Accordingly, Trusco will generally follow the pre-approved ISS proxy voting principles in matters concerning domestic and global proxy voting issues, as well as guidelines applicable to "Taft Hartley" plans and relationships. ERISA accounts will be voted in accordance with the U.S. Proxy Policies.

Trusco has extensively reviewed ISS's policies along with prior years' actual voting records and has determined that, as a general rule, Trusco agrees with ISS's existing policies and will usually follow those guidelines to fulfill its proxy voting duties.

Trusco will, however, continue to obtain and review all information regarding each issuer's proxy related material as it recognizes that there may not be one decision that is right for all situations and that each proxy vote must be evaluated on its own merits. Although this typically means that most issues are voted on a case-by-case basis, the Trusco Committee utilizes the firm's standard voting guidelines whenever possible to ensure consistency and relevancy with the overall proxy voting process. For example, some factors that are always considered include: an in-depth look at each company's organizational structure; executive and operating management styles, the independence of its Board of Directors, its corporate culture and governance processes, implicit and explicit social and economic product benefits and the impact or economic implications of the available alternatives.

                              Exceptions to Policy

The guidelines as outlined herein, do not apply where Trusco has contracted discretionary authority to vote shares to a subadvisor or agent such as may be the case in some managed, separate, or wrap accounts.

In those situations proxy votes cast by the subadvisor will be governed by the subadvisor's own proxy voting procedures. The Trusco Committee will annually review but need not necessarily approve the subadvisor's or agent's proxy voting policies.

                              Conflicts of Interest

Due to its diversified client base, numerous product lines, independent board of directors, and affiliation with SunTrust Banks, Inc, occasions may from time to time arise, in which the Trusco Committee believes that an actual material or a perceived material conflict exists. Several of the currently identified proxy voting conflicts include:

      1. Common stock of SunTrust Banks, Inc., The Coca-Cola Company, Inc., Coca-Cola Enterprises, Inc., and/or other public corporate issuers with which either Trusco or SunTrust Banks, Inc., may have a similar on-going non-investment management associated relationship.

      2. Other conflicts of interest may arise from time to time where the shares to be voted involve:

            a. An issuer with a director, officer or employee who presently serves as an independent director on the board of Trusco or SunTrust Banks, Inc.;

            b. An issuer having substantial and numerous banking, investment or other financial relationships with Trusco or SunTrust Banks, Inc.; and

            c. A direct common stock ownership position of five percent (5%) or greater held individually by Trusco or in conjunction with SunTrust Banks, Inc. and/or SunTrust Banks, Inc. affiliates.

Where a material conflict of interest exists or is perceived to exist on any proxy proposal, the Trusco Committee will determine the most fair and reasonable arrangements to be followed in order to properly address all conflict concerns. Trusco may employ one or more of the below listed suggestions:

      1.    Retain an independent fiduciary to vote the shares.

      2.    Vote according to ISS's (or similar agent's) standard policies.

      3. Pass the proxy material on to the client so that the client can vote on all issues.

Although Trusco does its best to alleviate or diffuse known conflicts, there is no guarantee that all situations have been or will be mitigated through proxy policy incorporation.

                           SECURITIES LENDING PROGRAM

Several of the STI Classic Funds engage in "security lending" programs. (The fund loans fully paid stock to various broker-dealers and collects interest based on the underlying value of the position.) Trusco will generally refrain from voting securities loaned out under this lending agreement when the costs and lost revenue to the client combined with the administrative effects of retrieving the securities outweigh the benefit of voting the proxy. In addition, the Trusco Committee must make a good-faith determination that the individual proxy ballot decisions would not materially impact the portfolio manager's desire to retain the position in the portfolio, and that the entire position of loaned shares' votes would not significantly affect the overall voting outcome. If any factor is determined to be material, Trusco will initiate a total recall of the shares on loan to vote accordingly.

                             ADDITIONAL INFORMATION

Further information on Trusco Capital Management, Inc.'s U.S. DOMESTIC PROXY POLICIES, TAFT HARTLEY PROXY POLICIES and GLOBAL/INTERNATIONAL PROXY POLICIES is available by contacting: STI Classic Funds by telephone at: 1-800-874-4770, Option 5, or via the web at www.sticlassicfunds.com.

                                                                         11/2003

                         TRUSCO CAPITAL MANAGEMENT, INC.

The following is a concise summary of Trusco's US/Domestic proxy voting policy guidelines. ERISA accounts will be voted in accordance with Trusco's US/Domestic guidelines.

1. AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

- An auditor has a financial interest in or association with the company, and is therefore not independent;

-     Fees for non-audit services are excessive, or

- There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

2. BOARD OF DIRECTORS

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Votes on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:

-     independence of the board and key board committees.

-     Attendance at board meetings or egregious board actions.

- Corporate governance provisions, takeover activity and long-term company performance.

-     Responsiveness to shareholder proposals.

-     Excessive non-audit fees or other potential auditor conflicts.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

Vote on a CASE-BY-CASE basis shareholder proposals requiring that the positions of chairman and CEO be held separately. Because some companies have governance structures in place that counterbalance a combined position, certain factors should be taken into account in determining whether the proposal warrants support. These factors include the presence of a lead director, board and committee independence, governance guidelines, company performance, and annual review by outside directors of CEO pay.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority, or more, of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors.

3. SHAREHOLDER RIGHTS

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier, shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.

CUMULATIVE VOTING

Vote AGAINST proposals to eliminate cumulative voting.

Vote proposals to restore or permit cumulative voting on a CASE-BY-CASE basis relative to the company's other governance provisions.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:

- In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy.

- If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, we also recommend voting for reimbursing proxy solicitation expenses.

5. POISON PILLS

Vote FOR shareholder proposals that ask a company to submit its poison pill provision for shareholder ratification.

Review on a CASE-BY-CASE basis shareholder proposals to redeem a company's poison pill provision and management proposals to ratify a poison pill provision.

6. MERGERS AND CORPORATE RESTRUCTURINGS

Vote CASE-BY-CASE on mergers and corporate restructurings based on such features as the fairness opinion, pricing, strategic rationale, and the negotiating process.

7. REINCORPORATION PROPOSALS

Proposals to change a company's state of incorporation should be evaluated on a CASE BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.

Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.

8. CAPITAL STRUCTURE

COMMON STOCK AUTHORIZATION

Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

Vote AGAINST proposals of companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

- It is intended for financing purposes with minimal or no dilution to current shareholders.

- It is not designed to preserve the voting power of an insider or significant shareholder.

9. EXECUTIVE AND DIRECTOR COMPENSATION

Votes with respect to compensation plans should be determined on a CASE-BY-CASE basis. Our methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the SEC's rules, ISS will value every award type. ISS will include in its analysis an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered long with dilution to voting power. Once ISS determines the estimated cost of the plan, we compare it to a company-specific dilution cap.

Vote AGAINST equity plans that explicitly permit repricing or where the company has a history of repricing without shareholder approval.

MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

-     Historic trading patterns

-     Rationale for the repricing

-     Value-for-value exchange

-     Option vesting

-     Term of the option

-     Exercise price

-     Participation

EMPLOYEE STOCK PURCHASE PLANS

Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.

Vote FOR employee stock purchase plans where all of the following apply:

-     Purchase price is at least 85 percent of fair market value;

-     Offering period is 27 months or less; and

-     Potential voting power dilution (VPD) is ten percent or less.

Vote AGAINST employee stock purchase plans where any of the opposite conditions apply.

SHAREHOLDER PROPOSALS ON COMPENSATION

Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

10. SOCIAL AND ENVIRONMENTAL ISSUES

These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

In general, vote CASE-BY-CASE. While a wide variety of factors goes into each analysis, the overall principal guiding all vote recommendations focuses on how the proposal will enhance the economic value of the company.

                                                                         08/2003

TRUSCO CAPITAL MANAGEMENT GLOBAL PROXY VOTING GUIDELINES

Following is a concise summary of general policies for voting global proxies. In addition, ISS has country- and market-specific policies, which are not captured below.

FINANCIAL RESULTS/DIRECTOR AND AUDITOR REPORTS

Vote FOR approval of financial statements and director and auditor reports, unless:

-     there are concerns about the accounts presented or audit procedures used;
      or

- the company is not responsive to shareholder questions about specific items that should be publicly disclosed.

APPOINTMENT OF AUDITORS AND AUDITOR COMPENSATION

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

- there are serious concerns about the accounts presented or the audit procedures used;

-     the auditors are being changed without explanation; or

- non-audit-related fees are substantial or are routinely in excess of standard annual audit fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ABSTAIN if a company changes its auditor and fails to provide shareholders with an explanation for the change.

APPOINTMENT OF INTERNAL STATUTORY AUDITORS

Vote FOR the appointment or reelection of statutory auditors, unless:

- there are serious concerns about the statutory reports presented or the audit procedures used;

-     questions exist concerning any of the statutory auditors being appointed;
      or

- the auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

ALLOCATION OF INCOME

Vote FOR approval of the allocation of income, unless:

- the dividend payout ratio has been consistently below 30 percent without adequate explanation; or

-     the payout is excessive given the company's financial position.

STOCK (SCRIP) DIVIDEND ALTERNATIVE

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

AMENDMENTS TO ARTICLES OF ASSOCIATION

Vote amendments to the articles of association on a CASE-BY-CASE basis.

CHANGE IN COMPANY FISCAL TERM

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

LOWER DISCLOSURE THRESHOLD FOR STOCK OWNERSHIP

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below five percent unless specific reasons exist to implement a lower threshold.

AMEND QUORUM REQUIREMENTS

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

TRANSACT OTHER BUSINESS

Vote AGAINST other business when it appears as a voting item.

DIRECTOR ELECTIONS

Vote FOR management nominees in the election of directors, unless:

- there are clear concerns about the past performance of the company or the board; or

- the board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST shareholder nominees unless they demonstrate a clear ability to contribute positively to board deliberations.

Vote AGAINST individual directors if they cannot provide an explanation for repeated absences at board meetings (in countries where this information is disclosed).

DIRECTOR COMPENSATION

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

DISCHARGE OF BOARD AND MANAGEMENT

Vote FOR discharge of the board and management, unless:

- there are serious questions about actions of the board or management for the year in question; or

-     legal action is being taken against the board by other shareholders.

DIRECTOR, OFFICER, AND AUDITOR INDEMNIFICATION AND LIABILITY PROVISIONS

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

BOARD STRUCTURE

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

SHARE ISSUANCE REQUESTS

GENERAL ISSUANCES:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

SPECIFIC ISSUANCES:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

INCREASES IN AUTHORIZED CAPITAL

Vote FOR nonspecific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

- the specific purpose of the increase (such as a share-based acquisition or merger) does not meet ISS guidelines for the purpose being proposed; or

- the increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances (and less than 25 percent for companies in Japan).

Vote AGAINST proposals to adopt unlimited capital authorizations.

REDUCTION OF CAPITAL

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

CAPITAL STRUCTURES

Vote FOR resolutions that seek to maintain or convert to a one share, one vote capital structure.

Vote AGAINST requests for the creation or continuation of dual class capital structures or the creation of new or additional supervoting shares.

PREFERRED STOCK

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid. Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

DEBT ISSUANCE REQUESTS

Vote nonconvertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets ISS's guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

PLEDGING OF ASSETS FOR DEBT

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

INCREASE IN BORROWING POWERS

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

SHARE REPURCHASE PLANS:

Vote FOR share repurchase plans, unless:

-     clear evidence of past abuse of the authority is available; or

-     the plan contains no safeguards against selective buybacks.

REISSUANCE OF SHARES REPURCHASED:

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

CAPITALIZATION OF RESERVES FOR BONUS ISSUES/INCREASE IN PAR VALUE:

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

REORGANIZATIONS/RESTRUCTURINGS:

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

MERGERS AND ACQUISITIONS:

Vote FOR mergers and acquisitions, unless:

- the impact on earnings or voting rights for one class of shareholders is disproportionate to the relative contributions of the group; or

- the company's structure following the acquisition or merger does not reflect good corporate governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

ABSTAIN if there is insufficient information available to make an informed voting decision.

MANDATORY TAKEOVER BID WAIVERS:

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

REINCORPORATION PROPOSALS:

Vote reincorporation proposals on a CASE-BY-CASE basis.

EXPANSION OF BUSINESS ACTIVITIES:

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

RELATED-PARTY TRANSACTIONS:

Vote related-party transactions on a CASE-BY-CASE basis.

COMPENSATION PLANS:

Vote compensation plans on a CASE-BY-CASE basis.

ANTI-TAKEOVER MECHANISMS:

Vote AGAINST all anti-takeover proposals unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

SHAREHOLDER PROPOSALS:

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

                                                                         11/2003

                            TRUSCO CAPITAL MANAGEMENT
                      TAFT-HARTLEY PROXY VOTING GUIDELINES

The Trusco Capital Management Taft-Hartley Voting Policy is based upon the AFL-CIO Proxy Voting Guidelines, which comply with all the fiduciary standards delineated by the U.S. Department of Labor.

Taft-Hartley client accounts are governed by the Employee Retirement Income Security Act (ERISA). ERISA sets forth the tenets under which pension fund assets must be managed and invested. Proxy voting rights have been declared by the Department of Labor to be valuable plan assets and therefore must be exercised in accordance with the fiduciary duties of loyalty and prudence. The duty of loyalty requires that the voting fiduciary exercise proxy voting authority solely in the economic interest of participants and plan beneficiaries. The duty of prudence requires that decisions be made based on financial criteria and that a clear process exists for evaluating proxy issues.

The Trusco Taft-Hartley voting policy was carefully crafted to meet those requirements by promoting long-term shareholder value, emphasizing the "economic best interests" of plan participants and beneficiaries. Trusco will assess the short-term and long-term impact of a vote and will promote a position that is consistent with the long-term economic best interests of plan members embodied in the principle of a "worker-owner view of value."

Our guidelines address a broad range of issues, including election of directors, executive compensation, proxy contests, auditor ratification, and tender offer defenses - all significant voting items that affect long-term shareholder value. In addition, these guidelines delve deeper into workplace issues that may have an impact on corporate performance, including:

-     Corporate policies that affect job security and wage levels;

-     Corporate policies that affect local economic development and stability;

-     Corporate responsibility to employees and communities; and

-     Workplace safety and health issues.

All votes will be reviewed on a case-by-case basis, and no issues will be considered strictly routine. Each issue will be considered in the context of the company under review. In other words, proxy voting guidelines are just that - guidelines. When company-specific factors are taken into account, every proxy voting decision becomes a case-by-case decision. Keeping in mind the concept that no issue is considered "routine", outlined in the following pages are general voting parameters for various types of proxy voting issues (when there are no company-specific reasons for voting to the contrary).

I) BOARD OF DIRECTORS PROPOSALS

Electing directors is the single most important stock ownership right that shareholders can exercise. The board of directors is responsible for holding management accountable to performance standards on behalf of the shareholders. Trusco holds directors to a high standard when voting on their election, qualifications, and compensation.

Votes on entire board of directors take into account factors that include:

-     Company performance relative to its peers;

-     Lack of majority independent board;

-     Board diversity;

- Executive compensation-related (excessive salaries/bonuses/pensions, stock option repricing, misallocation of corporate funds, etc.); and

-     Failure of the board to respond to majority shareholder votes.

Votes on individual director nominees are made on a case-by-case basis, taking into account factors that include:

-     Poor attendance;

- Independence of the key board committees (audit, compensation, and nominating);

-     Performance of the key board committees;

-     Failure to establish key board committees; and

-     Interlocking directorships.

CEO SERVING AS CHAIRMAN: A principal function of the board is to monitor management, and a fundamental responsibility of the chairman is to monitor the company's CEO. This duty is obviously compromised when the chairman is the CEO. Approximately 60 percent of companies in both the S&P 500(R) and Russell 3000(R) have joint chairman and CEO positions. A recent McKinsey survey of board members at 500 U.S. companies found that nearly 70 percent of directors polled said a CEO should not run the board. We WITHHOLD votes from CEOs who serve as chairman, and we vote FOR proposals to separate these positions.

INDEPENDENT DIRECTORS: Trusco believes that a board independent of management is of critical value to safeguard a company and its shareholders. Board independence helps ensure that directors carry out their duties in an objective manner and without manager interference to select, monitor, and compensate management. We will cast votes in a manner consistent with supporting and reinforcing this philosophy. Independence is evaluated upon factors including: past or current employment with the company or its subsidiaries; the provision of consulting services; familial relationships; board interlocks; and service with a non-profit that receives contributions from the company.

We vote FOR proposals that request that the board and/or its audit, compensation, and nominating committees be comprised of a majority of independent directors. We WITHHOLD votes from entire boards that are not majority-independent.

BOARD STRUCTURE: Trusco supports the principle that all directors should be accountable to shareholder vote on an annual basis. A classified board is a board divided into separate classes (typically three), with only one class of nominees coming up to vote at the annual meeting each year. As a result, shareholders are only able to vote a single director approximately once every three years. A classified board makes it difficult to change control of the board through a proxy contest because typically only one-third of the seats will be at stake. The ultimate result is that classified boards can entrench management and preclude most takeover bids or proxy contests. Good corporate governance practice supports annually elected boards. We vote AGAINST classified boards when the issue comes up for vote.

CUMULATIVE VOTING: Under a cumulative voting scheme, shareholders are permitted to have one vote per share for each director to be elected and may apportion these votes among the director candidates in any manner they wish. This voting method allows minority shareholders to influence the outcome of director contests by "cumulating" their votes for one nominee, thereby creating a measure of independence from management control. Trusco votes FOR proposals to allow cumulative voting and votes AGAINST proposals to eliminate it.

POISON PILLS: Shareholder rights plans, more commonly known as poison pills, are warrants issued to shareholders allowing them to purchase shares from the company at a price far below market value when a certain ownership threshold has been reached, thereby effectively preventing a takeover. Poison pills can entrench management and give the board veto power over takeover bids, thereby altering the balance of power between shareholders and management. While we evaluate poison pills on a case-by-case basis depending on a company's particular set of circumstances, Trusco generally votes FOR proposals to eliminate or redeem poison pills. We vote FOR shareholder proposals to submit a company's poison pill to shareholder vote.

PROPOSALS ON BOARD INCLUSIVENESS: Trusco votes FOR shareholder proposals asking a company to make efforts to seek more women and minority group members for service on the board. A more diverse group of directors benefits shareholders and the company.

II) CAPITAL STRUCTURE

INCREASE AUTHORIZED COMMON STOCK: corporations seek shareholder approval to increase their supply of common stock for a variety of business reasons. We vote FOR proposals to increase authorized common stock when management has provided a specific justification for the increase, evaluating proposals on a case-by-case basis. We believe that an increase of up to 50 percent is enough to allow a company to meet its capital needs. We vote AGAINST proposals to increase an authorization by more than 50 percent unless management provides compelling reasons for the increase.

DUAL CLASS STRUCTURES: Trusco does not support dual share class structures. Incumbent management can use a dual class structure to gain unequal voting rights. A separate class of shares with superior voting rights can allow management to concentrate its power and insulate itself from the majority of its shareholders. An additional drawback is the added cost and complication of maintaining the two class system. We will vote FOR a one share, one vote capital structure, and we will vote AGAINST the creation or continuation of dual class structures.

III) RATIFYING AUDITORS

Ratifying auditors is no longer a routine procedure. Accounting scandals at companies such as Enron and WorldCom underscore the need to ensure auditor independence in the face of selling consulting services to audit clients. A study by Richard Frankel, Marilyn Johnson, and Karen Nelson found that the ratio of non-audit fees to total fees paid is negatively associated with stock market returns on the filing date, indicating that investors associate non-audit fees "with lower quality audits and, by implication, lower quality earnings." This study also found that companies that pay high non-audit fees are more likely to engage in earnings management.

Auditors are the backbone upon which a company's financial health is measured, and auditor independence is essential for rendering objective opinions upon which investors then rely. When an auditor is paid more in consulting fees than for auditing, its relationship with the company is left open to conflicts of interest. Because accounting scandals evaporate shareholder value, any proposal to ratify auditors is examined for potential conflicts of interest, with particular attention to the fees paid to the auditor. We vote AGAINST ratification of a company's auditor if it receives more than one-quarter of its total fees for consulting. We support shareholder proposals to ensure auditor independence.

IV) MERGERS, ACQUISITIONS, AND TRANSACTIONS

Trusco votes for corporate transactions that take the high road to competitiveness and company growth. Trusco believes that structuring merging companies to build long-term relationships with a stable and quality work force and preserving good jobs creates long-term company value. We oppose corporate transactions which indiscriminately layoff workers and shed valuable competitive resources.

Factors taken into account for mergers and acquisitions include:

-     Impact on shareholder value;

-     Potential synergies;

-     Corporate governance and shareholder rights;

-     Fairness opinion;

-     Offer price (cost vs. premium); and

-     Impact on community stakeholders and workforce employees.

REINCORPORATION: Trusco reviews proposals to change a company's state of incorporation on a case-by-case basis. We vote FOR proposals to reincorporate in another state when the company has provided satisfactory business reasons and there is no significant reduction in shareholder rights. We vote AGAINST proposals to reincorporate that reduce shareholder rights. In cases of offshore reincorporations to tax havens, among other factors, we evaluate the effect upon any and all legal recourse of shareholders in a new jurisdiction, potential harm to company brands and image, and any actual, qualified economic benefit.

V) EXECUTIVE COMPENSATION

STOCK OPTION PLANS: Trusco supports compensating executives at a reasonable rate and believes that executive compensation should be strongly correlated to performance. Stock option and other forms of compensation should be performance-based with an eye toward improving shareholder value. Well-designed stock option plans align the interests of executives and shareholders by providing that executives benefit when stock prices rise as the company -- and shareholders -- prosper together.

Many plans sponsored by management provide goals so easily attained that executives can realize massive rewards even though shareholder value is not necessarily created. Stock options that are awarded selectively and excessively can dilute shareholders' share value and voting power. In general, Trusco supports plans that are offered at fair terms to executives who satisfy well-defined performance goals. We evaluate option plans on a case-by-case basis, taking into consideration factors including: offer price, dilution to outstanding share value, dilution to share voting power, and the presence of any repricing provisions. We support plans that retain tax deductibility through the use of performance goals and oppose plans whose award size exceeds the tax deduction limit.

Trusco votes FOR option plans that provide legitimately challenging performance targets that truly motivate executives in the pursuit of excellent performance. Likewise, we vote AGAINST plans that offer unreasonable benefits to executives that are not available to any other shareholders.

STOCK OPTION EXPENSING: A recent long-term study of stock option awards found that there was no correlation whatsoever between executive stock ownership and company performance. Given stock option's accounting treatment of not being charged as an expense against earnings, options have provided the ultimate tax dodge for companies wishing to lavishly compensate employees. Misused stock options can give executives an incentive to inflate their company's earnings or make irresponsibly optimistic forecasts in order to cash in on options in hand. Trusco supports shareholder resolutions calling for stock option grants to be treated as an expense.

PROPOSALS TO LIMIT EXECUTIVE AND DIRECTOR PAY: Trusco votes FOR shareholder proposals that seek additional disclosure of executive and director pay information (current SEC requirements only call for the disclosure of the top five most highly compensated executives and only if they earn more than $100,000 in salary and benefits). We vote FOR shareholder proposals that seek to eliminate outside directors' retirement benefits. We review on a case-by-case basis all other shareholder proposals that seek to limit executive and director pay. This includes shareholder proposals that seek to link executive compensation to customer, employee, or stakeholder satisfaction.

GOLDEN PARACHUTES: golden parachutes are designed to protect the senior level employees of a corporation in the event of a change-in-control. Under most golden parachute agreements, senior level management employees receive a lump sum pay-out triggered by a change-in-control at usually two to three times base salary. These severance agreements grant extremely generous benefits to well-paid executives and most often offer no value to shareholders. Trusco votes FOR shareholder proposals to have all golden parachute agreements submitted for shareholder ratification, and we generally vote AGAINST all proposals to ratify golden parachutes.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS): Trusco generally votes FOR ESOPs which allow a company's employees to acquire stock in the company at a slight discount. Such plans help link employees' self-interest to the interests of the shareholders, thereby benefiting the company, its customers, and shareholders and creating long-term company value.

VI) SOCIAL AND ENVIRONMENTAL ISSUES

Increasingly, shareholders are presenting proposals related to company environmental practices, workplace practices, social issues and sustainability goals. Trusco provides specific narrative explanations for votes on these types of shareholder proposals. Trusco evaluates shareholder proposals on a case-by-case basis to determine if they are in the best economic interests of the plan participants and beneficiaries. Trusco clients select investment strategies and criteria for their portfolios. Trusco views its responsibility to protect plan beneficiary economic interests through the use of the proxy. To meet this obligation, Trusco votes consistent with the economic best interests of the participants and beneficiaries to create "high road" shareholder and economic value.

In most cases, Trusco supports proposals that request management to report to shareholders information and practices that would help in evaluating the company's operations. In order to be able to intelligently monitor their investments, shareholders often need information best provided by the company itself. Trusco supports proposals that seek management compliance with shareholder interests to ensure that shareholders are fully informed about actions harmful to society with special attention to the company's legal and ethical obligations, impact on company profitability, and the potential negative publicity for disreputable practices.

CERES PRINCIPLES: the CERES Principles, formulated by the Coalition of Environmentally Responsible Economies, require signing companies to address environmental issues, including protection of the biosphere, sustainable use of natural resources, reduction and disposal of wastes, energy conservation, and employee and community risk reduction. Evidence suggests that environmentally conscious companies may realize long-term savings by implementing programs to pollute less and conserve resources while realizing good public relations and new marketing opportunities. Moreover, the reports that are required of signing companies provide shareholders with more information concerning topics they may deem relevant to their company's financial well-being. Many companies have voluntarily adopted these principles and proven that environmental sensitivity makes good business sense. Trusco supports proposals that improve a company's public image, reduce exposure to liabilities, and establish standards so that environmentally responsible companies and markets are not at a competitive financial disadvantage. Trusco votes FOR the adoption of the CERES Principles and FOR reporting to shareholders on environmental issues.

CORPORATE CONDUCT, HUMAN RIGHTS, AND LABOR CODES: Trusco generally supports proposals that call for the adoption and/or enforcement of clear principles or codes of conduct relating to countries in which there are systematic violations of human rights. These conditions include the use of slave, child, or prison labor, undemocratically elected governments, widespread reports by human rights advocates, fervent pro-democracy protests, and/or economic sanctions and boycotts.

Many proposals refer to the seven core conventions, commonly referred to as the "Declaration on Fundamental Principles and Rights At Work," ratified by the International Labor Organization (ILO). The seven conventions fall under four broad categories: i) Right to organize and bargain collectively; ii) Non-discrimination in employment; iii) Abolition of forced labor; and iv) End of child labor. Each of the 180 member nations of the ILO body are bound to respect and promote these rights to the best of their abilities. Trusco supports the principles and codes of conduct relating to company investment in countries with patterns of human rights abuses (Northern Ireland, Columbia, Burma, former Soviet Union, and China). Trusco votes FOR proposals to implement and report on ILO codes of conduct.

                                STI CLASSIC FUNDS
                            PART C: OTHER INFORMATION
                         POST-EFFECTIVE AMENDMENT NO. 49

ITEM 21. Exhibits:

(a) Declaration of Trust as originally filed with Registrant's Registration Statement on Form N-1A, filed on February 12, 1992, is incorporated herein by reference to Exhibit 1 of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.

(b) Amended and Restated By-Laws, as approved by the Board of Trustees on August 15, 2000, are incorporated herein by reference to Exhibit (b) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-00-000528 on September 21, 2000.

(c)    Not applicable.

(d)(1) Revised Investment Advisory Agreement with Trusco Capital Management, Inc., dated June 15,1993, as originally filed with the Registrant's Post-Effective Amendment No. 5, filed on August 2, 1993, is incorporated herein by reference to Exhibit 5(c) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.

(d)(2) Revised Schedule A dated November 12, 2003 to the Revised Investment Advisory Agreement with Trusco Capital Management, Inc. dated June 15, 1993 is incorporated herein by reference to Exhibit (d)(2) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001651 on December 10, 2003.

(d)(3) Investment Advisory Agreement with Sun Bank Capital Management, National Association (now Trusco Capital Management, Inc.) as originally filed with the Registrant's Post-Effective Amendment No. 6, filed on October 22, 1993, is incorporated herein by reference to Exhibit 5(e) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.

(d)(4) Investment Advisory Agreement with Trust Company Bank (now Trusco Capital Management, Inc.) as originally filed with the Registrant's Post-Effective Amendment No. 6, filed on October 22, 1993, is incorporated herein by reference to Exhibit D(4) of Post-Effective Amendment No. 24 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0001047469-98-028802 on July 30, 1998.

(d)(5) Form of Investment Subadvisory Agreement between Trusco Capital Management, Inc. and Zevenbergen Capital Investments LLC is incorporated herein by reference to Exhibit (d)(5) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001651 on December 10, 2003.

(d)(6) Revised Schedule A for the Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund, Seix Institutional High Yield Fund and Classic Institutional Limited Duration Fund to the Revised Investment Advisory Agreement with Trusco Capital Management, Inc. dated June 15, 1993 to be filed by amendment.

(e) Distribution Agreement dated November 21, 1995 between the Trust and SEI Financial Services Company is incorporated herein by reference to Exhibit
       (e) of Post-Effective Amendment No. 47 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001371 on September 30, 2003.

(f)    Not applicable.

(g)(1) Custodian Agreement with Trust Company Bank dated February 1, 1994, as originally filed with the Registrant's Post-Effective Amendment No. 13, filed on September 28, 1995, is incorporated herein by reference to
       Exhibit 8(b) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.

(g)(2) Securities Lending Amendment dated October 1, 2002 to the Custodian Agreement dated February 1, 1994 between the Trust and SunTrust Bank is incorporated herein by reference to

        Exhibit (g)(2) of Post-Effective Amendment No. 47 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001371 on September 30, 2003.

(g)(3) Amendment to the Custodian Agreement between the Trust and SunTrust Bank, formerly Trust Company Bank, dated as of February 1, 1994, as amended October 1, 2002, and Schedule A of such Agreement amended as of August 16, 1995 and January 1, 1996, is incorporated herein by reference to Exhibit (g)(3) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001651 on December 10, 2003.

(g)(4) Custodian Agreement with the Bank of California is incorporated herein by reference to Exhibit 8(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.

(g)(5) Custodian Agreement dated January 29, 2003 between the Registrant, STI Classic Variable Trust and Brown Brothers Harriman & Co., with respect to the International Equity Fund, International Equity Index Fund and Strategic Income Fund, is incorporated herein by reference to Exhibit g(7) of Post-Effective Amendment No. 13 to the Registration Statement of the STI Classic Variable Trust (SEC No. 033-91476) filed with the SEC via EDGAR Accession No. 0000935069-03-00052 on April 25, 2003.

(h)(1) Transfer Agent Agreement with Federated Services Company dated May 14, 1994, as originally filed with the Registrant's Post-Effective Amendment No. 9, filed on September 22, 1994, is incorporated herein by reference to Exhibit 8(c) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.

(h)(2) Administration Agreement with SEI Financial Management Corporation dated May 29, 1995 is incorporated herein by reference to the Registrant's Post-Effective Amendment No. 32 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.
        0001047469-99-037088 on September 28, 1999.

(h)(3) Amended Schedule B dated November 12, 2003 to the Administration Agreement dated May 29, 1995 between the Registrant and SEI Investments Global Funds Services is incorporated herein by reference to Exhibit
        (h)(3) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001651 on December 10, 2003.

(h)(4) Consent to Assignment and Assumption of the Administration Agreement between STI Classic Funds and SEI Financial Management Corporation is incorporated herein by reference to Exhibit 9(b) of Post-Effective Amendment No. 21 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-97-032207 on September 30, 1997.

(h)(5) Shareholder Service Plan and Agreement relating to Institutional Shares, dated August 20, 2002, is incorporated herein by reference to Exhibit
        (h)(5) of Post-Effective Amendment No. 47 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001371 on September 30, 2003.

(h)(6) Form of Shareholder Service Plan and Agreement relating to Trust Shares (now T Shares) is incorporated herein by reference to Exhibit (h)(6) of Post-Effective Amendment No. 47 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.
        0000935069-03-001371 on September 30, 2003.

(h)(7) Shareholder Service Plan and Agreement relating to Corporate Trust Shares is incorporated herein by reference to Exhibit (h)(7) of Post-Effective Amendment No. 47 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No.
        0000935069-03-001371 on September 30, 2003.

(h)(8) Amended Schedule B to the Administration Agreement as it relates to the Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund, Seix Institutional High Yield Fund and Classic Institutional Limited Duration Fund to be filed by amendment.

(h)(9) Amended Schedule to the Shareholder Service Plan and Agreement for T Shares as it relates to the Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund, Seix Institutional High Yield Fund and Classic Institutional Limited Duration Fund to be filed by amendment.

(h)(10) Amended Schedule to Shareholder Service Plan and Agreement for Institutional Shares as it relates to the Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund,

       Seix Institutional High Yield Fund and Classic Institutional Limited Duration Fund to be filed by amendment.

(i)    Not applicable.

(j) Consent of Deloitte & Touche LLP, independent auditors, is filed herewith.

(k)    Not applicable.

(l)    Not applicable.

(m)(1) Distribution Plan relating to Investor Shares (now A Shares) is incorporated herein by reference to Exhibit 15 of Post-Effective Amendment No. 16 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-021336 on September 27, 1996.

(m)(2) Distribution and Service Agreement relating to Flex Shares (now L Shares) dated May 29, 1995 as originally filed with Post-Effective Amendment No. 12, filed on August 17, 1995, is incorporated herein by reference to
       Exhibit 15(a) of Post-Effective Amendment No. 15 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000912057-96-015938 on July 31, 1996.

(m)(3) Distribution and Service Plan relating to B Shares dated February 11, 2003 is incorporated herein by reference to Exhibit (m)(3) of Post-Effective Amendment No. 47 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001371 on September 30, 2003.

(m)(4) Amended Schedule A to the Distribution Plan relating to A Shares (formerly Investor Shares) dated November 12, 2003 is incorporated herein by reference to Exhibit (m)(4) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001651 on December 10, 2003.

(m)(5) Amended Schedule A to the Distribution Plan for A Shares as it relates to the Classic Institutional Core Bond Fund, Classic Institutional Intermediate Bond Fund, Seix Institutional High Yield Fund and Classic Institutional Limited Duration Fund to be filed by amendment.

(n) Rule 18f-3 Multiple Class Plan dated May 24, 1995, last amended November 12, 2003, is incorporated herein by reference to Exhibit (n)(1) of Post-Effective Amendment No. 48 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-03-001651 on December 10, 2003.

(o)    Not applicable.

(p)(1) Code of Ethics for STI Classic Funds is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 35 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000916641-00-000365 on March 28, 2000.

(p)(2) Code of Ethics for SEI Investments Company as of December 2000 is incorporated herein by reference to Exhibit (p)(1) of Post-Effective Amendment No. 3 to the Registration Statement of SEI Insurance Products Trust (SEC No. 333-70013) filed with the SEC via EDGAR Accession No. 0000912057-01-511209 on April 27, 2001.

(p)(3) Code of Ethics for Trusco Capital Management, Inc., as approved by the Board of Trustees on August 15, 2000, is incorporated herein by reference to Exhibit (p)(4) of Post-Effective Amendment No. 37 to the Registrant's Registration Statement filed with the SEC via EDGAR Accession No. 0000935069-00-000528 on September 21, 2000.

(p)(4) Code of Ethics for Zevenbergen Capital Investments LLC to be filed by amendment.

ITEM 22. Persons Controlled by or under Common Control with Registrant:

See the Prospectus and Statement of Additional Information regarding the Trust's control relationships. The Administrator is a subsidiary of SEI Investments which also controls the distributor of the Registrant, SEI Investments Distribution Co., and other corporations engaged in providing various financial and record keeping services, primarily to bank trust departments, pension plan sponsors, and investment managers.

ITEM 23. Indemnification:

Article VIII of the Agreement and Declaration of Trust filed as Exhibit (a) to the Registrant's Registration Statement is incorporated herein by reference. Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, directors, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the U.S. Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, directors, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, directors, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

ITEM 24. Business and Other Connections of the Investment Adviser:

Other business, profession, vocation, or employment of a substantial nature in which each director or principal officer of the Adviser is or has been, at any time during the last two fiscal years, engaged for his own account or in the capacity of director, officer, employee, partner or trustee are as follows:

Trusco Capital Management, Inc.

Trusco Capital Management, Inc. is the investment adviser for the STI Classic Funds. The principal address of Trusco Capital Management, Inc. is 50 Hurt Plaza, Suite 1400, Atlanta, Georgia 30303.

                        NAME                                 NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
----------------------------------------------------    ------------------------------   ---------------------------------
Trusco Capital Management, Inc.

James M. Wells
Director                                                     SunTrust Banks, Inc.                 Vice-Chairman

William H. Rogers
Director                                                     SunTrust Banks, Inc.            Executive Vice President

Douglas S. Phillips
President/CEO/Director                                           SunTrust Bank               Chief Investment Officer

Paul L. Robertson, III
Executive Vice President/Secretary/Treasurer                     SunTrust Bank                    Vice President

Andrew J. Muldoon, III
Executive Vice President                                         SunTrust Bank               Executive Vice President

G. Bradley Ball
Executive Vice President                                         SunTrust Bank               Executive Vice President

Elizabeth G. Pola
Managing Director                                                     --                                --

Robert J. Rhodes
Executive Vice President                                         SunTrust Bank                       Officer

Rebekah R. Alley
Vice President                                                        --                                --

David C. Anderson
Vice President                                                   SunTrust Bank                    Vice President

                        NAME                                 NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
----------------------------------------------------    ------------------------------   ---------------------------------
Trusco Capital Management, Inc.

Charles B. Arrington
Vice President                                                   SunTrust Bank                       Officer

Frances J. Aylor
Vice President                                                        --                                --

Brett L. Barner
Vice President                                                   SunTrust Bank                       Officer

James N. Behre
Vice President                                                   SunTrust Bank                       Officer

Richard M. Bemis
Vice President                                                   SunTrust Bank                    Vice President

Theresa N. Benson
Vice President                                                   SunTrust Bank                    Vice President

Edward E. Best
Managing Director                                                SunTrust Bank                    Vice President

Gordon Boardway
Vice President                                                   SunTrust Bank                    Vice President

Noel Crissman Boggan
Vice President                                                   SunTrust Bank                       Officer

Jeffrey C. Boucek
Managing Director                                                     --                                --

Robert S. Bowman
Managing Director                                                SunTrust Bank                       Officer

Thomas J. Brachowski
Vice President                                                   SunTrust Bank                       Officer

Casey C. Brogdon
Managing Director                                                SunTrust Bank                       Officer

Daniel Bromstad
Vice President                                                        --                                --

Marlon Brown
Vice President                                                   SunTrust Bank                       Officer

William B. Buie
Vice President                                                   SunTrust Bank                       Officer

George E. Calvert, Jr.
Vice President                                                   SunTrust Bank                       Officer

                        NAME                                 NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
----------------------------------------------------    ------------------------------   ---------------------------------
Trusco Capital Management, Inc.

Ann Caner
Vice President                                                   SunTrust Bank                    Vice President

Chris D. Carter
Vice President                                                   SunTrust Bank                    Vice President

Denise E. Claridy
Vice President                                                        --                                --

Benjamin M. Clark
Vice President                                                   SunTrust Bank                       Officer

Shane Coldren
Vice President                                                   SunTrust Bank                       Officer

Robert W. Corner
Managing Director                                                SunTrust Bank                       Officer

J. Chadwick Deakins
Vice President                                                   SunTrust Bank                       Officer

L. Earl Denney
Managing Director                                                SunTrust Bank                       Officer

Louis Joseph Douglass, IV
Vice President                                                        --                                --

Martin J. Duffy
Vice President                                                   SunTrust Bank                       Officer

Mary Durkin
Vice President                                                   SunTrust Bank                       Officer

Bob M. Farmer
Managing Director                                                SunTrust Bank                    Vice President

Douglas J. Farmer
Vice President                                                        --                                --

James P. Foster
Vice President                                                   SunTrust Bank                       Officer

Holly Freeman
Vice President                                                   SunTrust Bank                    Vice President

Laura B. Friend
Vice President                                                        --                                --

Mark D. Garfinkel
Vice President                                                   SunTrust Bank                       Officer

                        NAME                                 NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
----------------------------------------------------    ------------------------------   ---------------------------------
Trusco Capital Management, Inc.

Alan M. Gayle
Managing Director                                                     --                                --

Eunice Gillespie
Vice President                                                   SunTrust Bank                    Vice President

Frank P. Giove
Vice President                                                        --                                --

Steven Elliott Gordon
Vice President                                                   SunTrust Bank                    Vice President

Brian Gupton
Vice President                                                   SunTrust Bank                    Vice President

Neil L. Halpert
Vice President                                                        --                                --

Melvin E. Hamilton
Managing Director                                                SunTrust Bank                    Vice President

Peter P. Hardy
Vice President                                                   SunTrust Bank                       Officer

Michael T. Hargadon
Vice President                                                        --                                --

Edward Hugh Head
Vice President                                                        --                                --

Kristin R. Hildebrand
Vice President                                                        --                                --

Michael Todd Hill
Vice President                                                   SunTrust Bank                       Officer

Michael J. Honsharuk
Vice President                                                   SunTrust Bank                       Officer

Deborah Hopkins
Vice President                                                        --                                --

Michael A. Jenacova
Vice President                                                        --                                --

Christopher A. Jones
Managing Director                                                     --                                --

Christine Y. Keefe
Vice President                                                   SunTrust Bank                    Vice President

                        NAME                                 NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
----------------------------------------------------    ------------------------------   ---------------------------------
Trusco Capital Management, Inc.

Patrick W. Kirksey
Vice President                                                        --                                --

Alan S. Kelley
Vice President                                              SunTrust Bank, Atlanta                Vice President

James E. Kofron
Vice President                                                   SunTrust Bank                       Officer

Deborah A. Lamb
Managing Director                                                     --                                --

Wayne G. Larochelle
Managing Director                                                SunTrust Bank                    Vice President

Charles B. Leonard
Managing Director                                                SunTrust Bank                       Officer

Daniel J. Lewis
Vice President                                                        --                                --

Tina Y. Long
Vice President                                                        --                                --

William Longan
Vice President                                                   SunTrust Bank                       Officer

Jennifer J. Love
Vice President                                                   SunTrust Bank                    Vice President

Kimberly C. Maichle
Vice President                                                   SunTrust Bank                       Officer

James B. Mallory
Vice President                                                   SunTrust Bank                    Vice President

Jeffrey E. Markunas
Managing Director                                                SunTrust Bank                       Officer

Patrick K. Mason
Vice President                                                   SunTrust Bank                    Vice President

R. Douglas Mitchell
Vice President                                                        --                                --

Peter T. Montgomery
Vice President                                                   SunTrust Bank                       Officer

Elizabeth T. Morrison
Vice President                                                   SunTrust Bank                       Officer

                        NAME                                 NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
----------------------------------------------------    ------------------------------   ---------------------------------
Trusco Capital Management, Inc.

Timothy James Nash
Vice President                                                   SunTrust Bank                    Vice President

Robert Neinken
Managing Director                                                SunTrust Bank                Senior Vice President

Harold F. Nelson
Managing Director                                                SunTrust Bank                       Officer

Steven A. Noone
Managing Director                                                SunTrust Bank                       Officer

Thomas J. O'Neil
Vice President                                                        --                                --

Agnes G. Pampush
Managing Director                                                SunTrust Bank                       Officer

Christopher Paolella
Managing Director                                                SunTrust Bank                Senior Vice President

Patrick Paparelli
Managing Director                                                SunTrust Bank                    Vice President

Sheri L. Paquette
Vice President                                                   SunTrust Bank                       Officer

Ty Parrish
Vice President                                                   SunTrust Bank                    Vice President

Ronnie G. Pennell
Vice President                                                   SunTrust Bank                       Officer

Elliott A. Perny
Managing Director                                                SunTrust Bank                       Officer

James Phebus Jr.
Vice President                                                   SunTrust Bank                       Officer

Gary Plourde
Managing Director                                                SunTrust Bank                Senior Vice President

Neil J. Powers
Managing Director                                                SunTrust Bank                       Officer

Joe E. Ransom
Managing Director                                                SunTrust Bank                       Officer

Boyce G. Reid
Vice President                                                   SunTrust Bank                       Officer

                        NAME                                 NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
----------------------------------------------------    ------------------------------   ---------------------------------
Trusco Capital Management, Inc.

David W. Reidy
Vice President                                                        --                                --

Mills A. Riddick
Managing Director                                                SunTrust Bank                       Officer

Josie C. Rosson
Vice President                                                        --                                --

James L. Savage
Vice President                                                   SunTrust Bank                       Officer

Marc H. Schneidau
Vice President                                                   SunTrust Bank                       Officer

Ronald H. Schwartz
Managing Director                                                SunTrust Bank                       Officer

Michael G. Sebesta
Managing Director                                                SunTrust Bank                       Officer

Dusty L. Self
Vice President                                                   SunTrust Bank                       Officer

J. Michael Shamburger
Vice President                                                   SunTrust Bank                    Vice President

Kevin W. Shea
Vice President                                            DA Capital Management, Inc.               Principal

Garrett P. Smith
Managing Director                                                SunTrust Bank                       Officer

George D. Smith, Jr.
Managing Director                                                SunTrust Bank                       Officer

Stephen Smith
Vice President                                                        --                                --

E. Dean Speer
Vice President                                                        --                                --

Ellen Spong
Managing Director                                                SunTrust Bank                    Vice President

Celia S. Stanley
Vice President                                                        --                                --

John H. Stebbins
Managing Director                                                SunTrust Bank                    Vice President

                        NAME                                 NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
----------------------------------------------------    ------------------------------   ---------------------------------
Trusco Capital Management, Inc.

Chad K. Stephens
Vice President                                                   SunTrust Bank                       Officer

Adam C. Stewart
Vice President                                                        --                                --

E. Sonny Surkin
Vice President                                                   SunTrust Bank                       Officer

Hubert Swecker
Vice President                                                   SunTrust Bank                    Vice President

Paul V. Taffe
Vice President                                                   SunTrust Bank                    Vice President

William F. Tarry
Vice President                                                   SunTrust Bank                       Officer

Parker W. Thomas Jr.
Managing Director                                                     --                                --

James M. Thomas
Vice President                                                   SunTrust Bank                    Vice President

Howard Udis
Vice President                                                   SunTrust Bank                    Vice President

Stuart F. Van Arsdale
Managing Director                                                SunTrust Bank                       Officer

Jeff Vogelbacker
Managing Director                                                     --                                --

David M. Walrod
Vice President                                                        --                                --

Joseph Walsh
Vice President                                                   SunTrust Bank                    Vice President

Darren C. Weems
Vice President                                                        --                                --

Elizabeth Wilson
Managing Director                                                     --                                --

William L. Wilson, Jr.
Vice President                                                   SunTrust Bank                       Officer

Donald Wordell
Vice President                                                        --                                --

                        NAME                                 NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
----------------------------------------------------    ------------------------------   ---------------------------------
Trusco Capital Management, Inc.

Natalie Wright
Vice President                                                        --                                --

Stephen M. Yarbrough
Managing Director                                                     --                                --

Steven M. Yates
Managing Director                                                SunTrust Bank                    Vice President

David S. Yealy
Managing Director                                                SunTrust Bank                       Officer

Zevenbergen Capital Investments LLC

Zevenbergen Capital Investments LLC is the investment subadviser for the Aggressive Growth Stock and Emerging Growth Stock Funds. The principal address of Zevenbergen Capital Investments LLC is 601 Union Street, Seattle Washington 98101.

                        NAME                                 NAME OF OTHER COMPANY        CONNECTION WITH OTHER COMPANY
----------------------------------------------------    ------------------------------   ---------------------------------
Zevenbergen Capital Investments LLC

Brooke de Boutray
Managing Director, Portfolio Manager                                  --                                --

Lisa Foley
Managing Director, Investment Officer                                 --                                --

Leslie Tubbs
Managing Director, Portfolio Manager                                  --                                --

Nancy A. Zevenbergen
President and Chief Investment Officer                                --                                --

ITEM 25. Principal Underwriters:

(a) Furnish the name of each investment company (other than the Registrant) for which each principal underwriter currently distributing the securities of the Registrant also acts as a principal underwriter, distributor or investment adviser.

      Registrant's distributor, SEI Investments Distribution Co. (the "Distributor"), acts as distributor for:

SEI Daily Income Trust                               July 15, 1982
SEI Liquid Asset Trust                               November 29, 1982
SEI Tax Exempt Trust                                 December 3, 1982
SEI Index Funds                                      July 10, 1985
SEI Institutional Managed Trust                      January 22, 1987

SEI Institutional International Trust                August 30, 1988
The Advisors' Inner Circle Fund                      November 14, 1991
STI Classic Funds                                    May 29, 1992
The Arbor Fund                                       January 28, 1993
Bishop Street Funds                                  January 27, 1995
STI Classic Variable Trust                           August 18, 1995
SEI Asset Allocation Trust                           April 1, 1996
SEI Institutional Investments Trust                  June 14, 1996
HighMark Funds                                       February 15, 1997
Expedition Funds                                     June 9, 1997
Oak Associates Funds                                 February 27, 1998
The Nevis Fund, Inc.                                 June 29, 1998
CNI Charter Funds                                    April 1, 1999
Amerindo Funds Inc.                                  July 13, 1999
iShares Inc.                                         January 28, 2000
iShares Trust                                        April 25, 2000
Pitcairn Funds                                       August 1, 2000
JohnsonFamily Funds, Inc.                            November 1, 2000
The MDL Funds                                        January 24, 2001
Causeway Capital Management Trust                    September 20, 2001
The Japan Fund, Inc.                                 October 7, 2002
TT International U.S.A. Master Trust                 October 6, 2003
TT International U.S.A. Feeder Trust                 October 6, 2003

      The Distributor provides numerous financial services to investment managers, pension plan sponsors, and bank trust departments. These services include portfolio evaluation, performance measurement and consulting services ("Funds Evaluation") and automated execution, clearing and settlement of securities transactions ("MarketLink").

(b) Furnish the Information required by the following table with respect to each director, officer or partner of each principal underwriter named in the answer to Item 20 of Part B. Unless otherwise noted, the business address of each director or officer is Oaks, PA 19456.

                                        Position and Office                             Positions and Offices
         Name                             with Underwriter                                  with Registrant
-----------------------    ------------------------------------------------             ---------------------
Alfred P. West, Jr.        Director, Chairman of the Board of Directors                          --
Richard B. Lieb            Director, Executive Vice President                                    --
Carmen V. Romeo            Director                                                              --
Mark J. Held               President & Chief Operating Officer                                   --
Dennis J. McGonigle        Executive Vice President                                              --
Robert M. Silvestri        Chief Financial Officer & Treasurer                                   --
Carl A. Guarino            Senior Vice President                                                 --
Jack May                   Senior Vice President                                                 --
Kevin P. Robins            Senior Vice President                                                 --
Patrick K. Walsh           Senior Vice President                                                 --
Wayne M. Withrow           Senior Vice President                                                 --
Robert Aller               Vice President                                                        --
John D. Anderson           Vice President & Managing Director                                    --
Timothy D. Barto           Vice President & Assistant Secretary                                  --
Robert Crudup              Vice President & Managing Director                                    --
Richard A. Deak            Vice President & Assistant Secretary                                  --
Scott W. Dellorfano        Vice President & Managing Director                                    --
Barbara Doyne              Vice President                                                        --
Jeff Drennen               Vice President                                                        --
Scott C. Fanatico          Vice President & Managing Director                                    --

                                        Position and Office                             Positions and Offices
         Name                             with Underwriter                                  with Registrant
-----------------------    ------------------------------------------------             ---------------------
Vic Galef                  Vice President & Managing Director                                    --
Steven A. Gardner          Vice President & Managing Director                                    --
Lydia A. Gavalis           Vice President & Assistant Secretary                                  --
Greg Gettinger             Vice President & Assistant Secretary                                  --
Kathy Heilig               Vice President                                                        --
Jeff Jacobs                Vice President                                                        --
Bridget Jensen             Vice President                                                        --
Samuel King                Vice President                                                        --
John Kirk                  Vice President & Managing Director                                    --
Kim Kirk                   Vice President & Managing Director                                    --
John Krzeminski            Vice President & Managing Director                                    --
Karen LaTourette           Secretary                                                             --
Alan H. Lauder             Vice President                                                        --
Paul Lonergan              Vice President & Managing Director                                    --
Ellen Marquis              Vice President                                                        --
Christine M. McCullough    Vice President & Assistant Secretary                                  --
Carolyn McLaurin           Vice President & Managing Director                                    --
Mark Nagle                 Vice President                                                        --
Joanne Nelson              Vice President                                                        --
Rob Redican                Vice President                                                        --
Maria Rinehart             Vice President                                                        --
Steve Smith                Vice President                                                        --
Daniel Spaventa            Vice President                                                        --
Kathryn L. Stanton         Vice President                                                        --
Sherry K. Vetterlein       Vice President & Assistant Secretary                                  --
Lori L. White              Vice President & Assistant Secretary                                  --
William E. Zitelli, Jr.    Vice President & Assistant Secretary                                  --

ITEM 26. Location of Accounts and Records:

Books or other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and the rules promulgated thereunder, are maintained as follows:

(a)   With respect to Rules 31a-1(a); 31a-1(b)(1); (2)(a) and (b); (3); (6);
      (8); (12); and 31a-1(d), the required books and records are maintained at the offices of Registrant's Custodians:

      SunTrust Bank
      303 Peachtree Street, N.E.
      Atlanta, GA  30308

      Brown Brothers Harriman & Co.
      40 Water Street
      Boston, MA  02109
      (International Equity Fund, International Equity Index Fund and Strategic Income Fund)

(b)/(c) With respect to Rules 31a-1(a); 31a-1(b)(1),(4); (2)(C) and (D); (4);
      (5); (6); (8); (9); (10); (11); and 31a-1(f), the required books and records are maintained at the offices of Registrant's Administrator:

      SEI Investments Global Funds Services
      One Freedom Valley Road
      Oaks, Pennsylvania  19456

(c) With respect to Rules 31a-1(b)(5), (6), (9) and (10) and 31a-1(f), the required books and records are maintained at the principal offices of the Registrant's Adviser and Sub-Adviser:

      Trusco Capital Management, Inc.
      P.O. Box 3808
      Orlando, Florida  32802

      Trusco Capital Management, Inc.
      50 Hurt Plaza, Suite 1400
      Atlanta, Georgia  30303

      Trusco Capital Management, Inc.
      25 Park Place
      Atlanta, Georgia  30303

      Trusco Capital Management, Inc.
      300 Tice Boulevard
      Woodcliff Lake, New Jersey  07677

      Zevenbergen Capital Investments LLC
      601 Union Street
      Seattle, Washington  98101

ITEM 27. Management Services: None.

ITEM 28. Undertakings: None.

                                     NOTICE

A copy of the Agreement and Declaration of Trust for the STI Classic Funds is on file with the Secretary of State of the Commonwealth of Massachusetts and notice is hereby given that this Registration Statement has been executed on behalf of the Trust by an officer of the Trust as an officer and by its trustees as trustees and not individually and the obligations of or arising out of this Registration Statement are not binding upon any of the trustees, officers, or shareholders individually but are binding only upon the assets and property of the Trust.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 (the "Securities Act") and the Investment Company Act of 1940, as amended, the Registrant has duly caused this Post-Effective Amendment No. 49 to Registration Statement No. 033-45671 to be signed on its behalf by the undersigned, duly authorized, in the City of Oaks, Commonwealth of Pennsylvania on the 8th day of July, 2004.

                                 By: /s/ James Volk
                                     ------------------------------------------
                                     James Volk, President

Pursuant to the requirements of the Securities Act, this Registration Statement has been signed below by the following persons in the capacity and on the dates indicated.

                      *                                                         Trustee                   July 8, 2004
--------------------------------------------------------
         F. Wendell Gooch

                      *                                                         Trustee                   July 8, 2004
--------------------------------------------------------
         Jonathan T. Walton

                      *                                                         Trustee                   July 8, 2004
--------------------------------------------------------
         James O. Robbins

                      *                                                         Trustee                   July 8, 2004
---------------------------------------------------------
         Thomas Gallagher

                  *                                                             Trustee                   July 8, 2004
--------------------------------------------
         Richard W. Courts, II

                  *                                                             Trustee                   July 8, 2004
--------------------------------------------
         Clarence H. Ridley

/s/ James Volk                                                                  President                 July 8, 2004
--------------------------------------------
         James Volk

/s/ Jennifer Spratley                                                           Treasurer & Chief         July 8, 2004
--------------------------------------------                                    Financial Officer
         Jennifer Spratley

* By /s/ James Volk
 -------------------------------------------------
 James Volk, pursuant to the powers filed herewith.

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Clarence H. Ridley                                 Date: 11/17/03
-------------------------------
Clarence H. Ridley
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Richard W. Courts, II                    Date: 11/18/03
---------------------------
Richard W. Courts, II
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Thomas Gallagher                         Date: 11/19/03
-------------------------------
Thomas Gallagher
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ F. Wendell Gooch                     Date: 11/19/03
-------------------------------
F. Wendell Gooch
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ James O. Robbins                           Date: 11/19/03
-----------------------------------
James O. Robbins
Trustee

                                STI CLASSIC FUNDS
                           STI CLASSIC VARIABLE TRUST

                                POWER OF ATTORNEY

      KNOW ALL PERSONS BY THESE PRESENTS, that the undersigned trustee of STI Classic Funds and STI Classic Variable Trust (collectively, the "Trusts"), business trusts organized under the laws of The Commonwealth of Massachusetts, hereby constitutes and appoints Cori Daggett and James Volk, and each of them singly, his true and lawful attorney-in-fact and agent with full power of substitution and resubstitution, to sign for him and in his name, place and stead, and in the capacity indicated below, to sign any and all Registration Statements and all amendments thereto relating to the offering of each Trust's shares under the provisions of the Investment Company Act of 1940 and/or the Securities Act of 1933, each such Act as amended, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, acting alone, full power and authority to do and perform each and every act and thing requisite or necessary to be done in and about the premises, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

      IN WITNESS WHEREOF, the undersigned has hereunto set his hand and seal as of the date set forth below.

/s/ Jonathan T. Walton                  Date: 12/01/03
---------------------------
Jonathan T. Walton
Trustee

                                  EXHIBIT INDEX

EXHIBIT
NUMBER            EXHIBIT
-------           -------
EX-99.J           Consent of Deloitte & Touche LLP, independent auditors.